UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22437

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
(Exact name of registrant as specified in charter)

227 West Monroe, Chicago, IL, 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee

227 West Monroe, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end: May 31

Date of reporting period: June 1, 2024 - May 31, 2025

Item 1. Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

5.31.2025

Guggenheim Funds Annual Report

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust

GuggenheimInvestments.com	CEF-GBAB-AR-0525

GUGGENHEIMINVESTMENTS.COM/GBAB

... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/gbab, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more
•	Monthly portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Trust and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Trust’s website in an ongoing effort to provide you with the most current information about how your Trust’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Trust.

DEAR SHAREHOLDER (Unaudited)	May 31, 2025

We thank you for your investment in the Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Trust”). This report covers the Trust’s performance for the 12-month period ended May 31, 2025 (the “Reporting Period”).

To learn more about the Trust’s performance and investment strategy, we encourage you to read the Economic and Market Overview and the Management’s Discussion of Trust Performance, which begin on page 5. There you will find information on Guggenheim’s views on the economy and market environment, and information about the factors that materially impacted the Trust’s performance during the Reporting Period.

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation.

All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the Reporting Period, the Trust provided a total return based on market price of 1.16% and a total return based on NAV of 5.98%. At the end of the Reporting Period, the Trust’s market price of $14.93 per share represented a premium of 0.61% to its NAV of $14.84 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The market price of the Trust’s shares fluctuates from time to time, and it may be higher or lower than the Trust’s NAV.

During the Reporting Period, the Trust paid a monthly distribution of $0.12573 per share. The most recent distribution represents an annualized distribution rate of 10.11% based on the Trust’s closing market price of $14.93 per share at the end of the Reporting Period.

The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 15, and Note 2(g) on page 59 for more information on distributions for the period.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Trust through the Dividend Reinvestment Plan (“DRIP”), which is described on page 97 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Trust purchased in the market at a price less than NAV. Conversely, when the market price of the Trust’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95%

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	May 31, 2025

of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP effectively provides an income averaging technique for shareholders to accumulate a larger number of Trust shares when the market price is depressed than when the price is higher.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Trust’s website at guggenheiminvestments.com/gbab.

Sincerely,

Guggenheim Funds Investment Advisors, LLC

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust

June 30, 2025

4 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	May 31, 2025

The economic environment continued to be characterized by high policy volatility, clouding the outlook for the economy and forcing investors to navigate through the fog. Over the first half of 2025, historic swings in tariff policy elevated uncertainty, which had obscured the signals from both soft and hard economic data. The actual effects of tariff hikes still lie ahead. In the coming months, we expect we could see slow growth and rising inflation as businesses pass through at least some of the tariff tax hikes on to consumers. While the fiscal bill may provide incremental new stimulus, it may not offset the drag that could come from tariffs.

The U.S. Federal Reserve has been patient for now, but we expect the easing cycle could commence later this year should unemployment rise, and we anticipate the pace of rate cuts could accelerate into 2026. Higher quality-fixed income returns remained stable, and we believe provide an attractive source of steady yield to help buffer downside risks amid continued policy uncertainty.

While corporate fundamentals were strong, we anticipate a growing divergence among industries as some are more affected by tariffs and other policy shifts. For interest rates, we expect the 10-year Treasury yield will maintain its trading range of 3.75% – 4.75%, with upward pressure from fiscal policy offset by slowing growth and a trend toward easier monetary policy.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 5

MANAGEMENT’S DISCUSSION OF
TRUST PERFORMANCE (Unaudited)	May 31, 2025

MANAGEMENT TEAM

Guggenheim Funds Investment Advisors, LLC serves as the investment adviser to Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Trust”). The Trust is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”) the Trust’s investment sub-adviser.

This team includes Anne B. Walsh, CFA, JD, Managing Partner, Chief Investment Officer of GPIM and Portfolio Manager; Steven H. Brown, CFA, Chief Investment Officer - Fixed Income, Senior Managing Director, and Portfolio Manager; Allen Li, CFA, Managing Director and Portfolio Manager; Adam J. Bloch, Managing Director and Portfolio Manager; and Evan L. Serdensky, Managing Director and Portfolio Manager.

Discuss the Trust’s return and return of comparative Indices

All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the Reporting Period, the Trust provided a total return based on market price of 1.16% and a total return based on NAV of 5.98%. At the end of the Reporting Period, the Trust’s market price of $14.93 per share represented a premium of 0.61% to its NAV of $14.84 per share. At the beginning of the Reporting Period, the Trust’s market price of $16.25 per share represented a premium of 5.31% to its NAV of $15.43 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Trust expenses. The market price of the Trust’s shares fluctuates from time to time and may be higher or lower than the Trust’s NAV.

Please refer to the graphs and tables included within the Trust Summary, beginning on page 12 for additional information about the Trust’s performance.

The returns for the Reporting Period of indices tracking performance of the asset classes to which the Trust allocates the largest of its investments were:

Index*,1	Total Return for the Reporting Period
Bloomberg Municipal Bond Index	2.03%
Bloomberg Taxable Municipal Index	4.40%
Bloomberg U.S. Aggregate Bond Index	5.46%
Bloomberg U.S. Corporate High Yield Index	9.32%
S&P UBS Leveraged Loan Index	6.70%
ICE Bank of America (“BofA”) Asset Backed Security Master BBB-AA Index	7.11%
ICE Bank of America (“BofA”) Build America Bond Index	4.45%
Standard & Poor’s 500 (“S&P 500”) Index	13.52%
*See page 10 for Index definitions

6 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

MANAGEMENT’S DISCUSSION OF
TRUST PERFORMANCE (Unaudited) continued	May 31, 2025

Discuss the Trust’s distributions

During the Reporting Period, the Trust paid a monthly distribution of $0.12573 per share. The most recent distribution represents an annualized distribution rate of 10.11% based on the Trust’s closing market price of $14.93 per share at the end of the Reporting Period.

The distributions paid consisted of (i) investment company taxable income taxed as ordinary income, which includes, among other things, short-term capital gain and income from certain hedging and interest rate transactions and (ii) return of capital.

There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change.

Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 15, and Note 2(g) on page 59 for more information on distributions for the period.

Payable Date	Amount
June 28, 2024	$0.12573
July 31, 2024	$0.12573
August 30, 2024	$0.12573
September 30, 2024	$0.12573
October 31, 2024	$0.12573
November 29, 2024	$0.12573
December 31, 2024	$0.12573
January 31, 2025	$0.12573
February 28, 2025	$0.12573
March 31, 2025	$0.12573
April 30, 2025	$0.12573
May 30, 2025	$0.12573
Total	$1.50876

What factors materially contributed to or detracted from the Trust’s Performance during the Reporting Period?

During the Reporting Period, the Trust saw positive absolute performance and relative performance at NAV versus the Bloomberg Taxable Municipal Index. Earned income contributed the most to both absolute and relative performance as the Trust continued to prioritize higher-quality credits with attractive income/yield profiles.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 7

MANAGEMENT’S DISCUSSION OF
TRUST PERFORMANCE (Unaudited) continued	May 31, 2025

Although duration detracted from absolute returns, the Trust’s overweight duration position on the front end of the curve contributed positively to relative performance, as front-end rates rallied—evidenced by a 100 basis point decline in 2-year Treasury yields—while long-end rates sold off, with 30-year Treasury yields rising by 27 basis points.2 Credit spreads detracted from overall performance as spreads on the Bloomberg Taxable Municipal and Bloomberg U.S. Corporate Investment Grade Bond Indices widened by 29 basis points and 19 basis points, respectively.3

Discuss the Trust’s Use of Leverage

At the end of the Reporting Period, the Trust’s leverage was approximately 27% of Managed Assets, compared with approximately 24% at the beginning of the Reporting Period.

One purpose of leverage is to fund the purchase of additional securities that may provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage may result in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

Given positive total returns over the Reporting Period, the Trust’s use of leverage benefited performance.

Investments in Investment Funds (as defined in the Additional Information Regarding the Trust section, which begins on page 99) frequently expose the Trust to an additional layer of financial leverage and the associated risks, such as the magnified effect of any losses.

How did the Trust use derivatives during the Reporting Period?

The Trust had minimal exposure to derivatives during the Reporting Period. The Trust continued to utilize modestly sized credit default swaps to hedge broader credit markets. These credit hedges slightly detracted from performance during the Reporting Period. Additionally, the Trust held interest rate futures for yield curve positioning; those positions were contributors during the Reporting Period. Foreign currency forwards used to hedge non-USD exposures slightly detracted from overall performance.

How was the Trust positioned at the end of the Reporting Period?

After a brief wave of post-election optimism, markets experienced significant volatility reminiscent of the COVID-19 era, driven by the administration’s unexpectedly punitive tariff policies. Although recent trade policy rhetoric has turned more positive, tariff levels remained at historic highs, posing challenges to economic growth. Meanwhile, the U.S. Federal Reserve faces ongoing uncertainty on its path forward for monetary policy as it assessed the implications of trade policy for its dual mandate.

8 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

MANAGEMENT’S DISCUSSION OF
TRUST PERFORMANCE (Unaudited) continued	May 31, 2025

We believe this environment calls for significant diversification and scrutiny in sector allocations, particularly at the issuer level. The Trust prioritized quality (which takes multiple forms, including focusing on industry market leaders, balance sheet health, and strong credit documents) and industries that may be more resilient across a range of economic and policy outcomes.

We saw the reprieve in volatility near the end of the Reporting Period as an opportunity to continue shifting the Trust up in quality. Given that spread retracement was most exaggerated in high yield corporates, we have concentrated on opportunistically lightening up the Trust’s exposure in that sector and increasing allocations to investment-grade corporates. During the initial trade policy-induced sell off in April, we saw dislocations in the Municipal sector and have also opportunistically increased allocation to the Municipal sector. We still viewed the go-forward valuation proposition of credit as attractive due to above-average yields across high-quality segments.

Sources:

1 Morningstar 1 year total return as of May 31, 2025

2 FRED – Federal Reserve Bank of St. Louis

3 Bloomberg

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 9

MANAGEMENT’S DISCUSSION OF
TRUST PERFORMANCE (Unaudited) continued	May 31, 2025

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Bloomberg Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt municipal bonds with a maturity of at least one year.

The Bloomberg Taxable Municipal Index tracks performance of investment-grade fixed income securities issued by state and local governments whose income is not exempt from tax, issued generally to finance a project or activity that does not meet certain “public purpose/use” requirements.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), ABS, and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

The Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

The S&P UBS Leveraged Loan Index is designed to mirror the investable universe of the USD-denominated leveraged loan market.

The ICE Bank of America (“BofA”) Asset Backed Security Master BBB-AA Index is a subset of the ICE Bank of America U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

The ICE Bank of America (“BofA”) Build America Bond Index is designed to track the performance of U.S. dollar-denominated Build America Bonds publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.

The Standard & Poor’s 500 (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.

10 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

MANAGEMENT’S DISCUSSION OF
TRUST PERFORMANCE (Unaudited) continued	May 31, 2025

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Trust will achieve its investment objectives. The net asset value and market price of the Trust’s shares will fluctuate, sometimes independently, based on market, economic, issuer-specific and other factors affecting the Trust and its investments. The market price of Trust shares will either be above (premium) or below (discount) their net asset value. Although the net asset value of Trust shares is often considered in determining whether to purchase or sell Trust shares, whether investors will realize gains or losses upon the sale of Trust shares will depend upon whether the market price of Trust shares at the time of sale is above or below the investor’s purchase price, taking into account transaction costs for the shares, and is not directly dependent upon the Trust’s net asset value. Market price movements of Trust shares are thus material to investors and may result in losses, even when net asset value has increased. The Trust is designed for long-term investors; investors should not view the Trust as a vehicle for trading purposes.

Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully. Investors should be aware that the Trust’s investments and a shareholder’s investment in the Trust are subject to various risk factors, including investment risk, which could result in the loss of the entire principal amount that you invest, reduced yield and/or income and sudden and substantial losses. Certain of these risk factors are described in the Additional Information Regarding the Trust section, which begins on page 99. Please see the Trust’s Prospectus, Statement of Additional Information (SAI) and guggenheiminvestments.com/gbab for additional descriptions of the risks of investing in the Trust. Shareholders also may access the Trust’s Prospectus and SAI on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 11

TRUST SUMMARY (Unaudited)	May 31, 2025

Trust Statistics
Market Price	$14.93
Net Asset Value	$14.84
Premium to NAV	0.61%
Net Assets ($000)	$400,309

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Trust will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Taxable Municipal Index is an unmanaged index and, unlike the Trust, has no management fees or operating expenses to reduce its reported return. Further, the Bloomberg Taxable Municipal Index is a broad-based index that tracks the performance of investment-grade fixed income securities issued by state and local governments whose income is not exempt from tax, issued generally to finance a project or activity that does not meet certain “public purpose/use” requirements. The Trust does not seek to achieve performance that is comparative to an index.

AVERAGE ANNUAL TOTAL RETURNS FOR
THE PERIOD ENDED May 31, 2025
	One	Three	Five	Ten
	Year	Year	Year	Year
Guggenheim Taxable Municipal Bond & Investment
Grade Debt Trust
NAV	5.98%	2.50%	0.47%	3.09%
Market	1.16%	0.67%	(0.44%)	4.01%
Bloomberg Taxable Municipal Index	4.40%	2.19%	(0.27%)	2.73%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Trust expenses. The deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gbab. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

The referenced index is an unmanaged index and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

12 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

TRUST SUMMARY (Unaudited) continued	May 31, 2025

Portfolio Breakdown	% of Net Assets
Municipal Bonds	67.0%
Corporate Bonds	36.1%
Asset-Backed Securities	16.7%
Senior Floating Rate Interests	8.9%
Collateralized Mortgage Obligations	3.3%
Preferred Stocks	2.5%
Federal Agency Bonds	1.0%
Money Market Funds	0.4%
U.S. Government Securities	0.2%
Foreign Government Debt	0.2%
Common Stocks	0.1%
Options Purchased	0.0%*
Total Investments	136.4%
Options Written	(0.0%)*
Other Assets & Liabilities, net	(36.4%)
Net Assets	100.0%
*Less than 0.1%

Ten Largest Holdings[1]	% of Net Assets
State of West Virginia, Higher Education Policy Commission, Revenue Bonds,
Federally Taxable Build America Bonds 2010, 7.65%	2.9%
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue
Bonds, Taxable Build America Bonds, 7.09%	2.7%
School District of Philadelphia, Pennsylvania, General Obligation Bonds,
Series 2011A, Qualified School Construction Bonds – (Federally Taxable –
Direct Subsidy), 6.00%	2.7%
Oklahoma Development Finance Authority Revenue Bonds, 5.45%	2.7%
Oakland Unified School District, County of Alameda, California, Taxable
General Obligation Bonds, Election of 2006, Qualified School Construction
Bonds, Series 2012B, 6.88%	2.5%
Westchester County Health Care Corporation, Revenue Bonds, Taxable Build America Bonds, 8.57%	2.4%
Evansville-Vanderburgh School Building Corp. Revenue Bonds, 6.50%	2.2%
Santa Ana Unified School District, California, General Obligation Bonds, Federal
Taxable Build America Bonds, 7.10%	2.2%
Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction Bonds, 6.85%	1.9%
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds, 3.34%	1.9%
Top Ten Total	24.1%

1 “Ten Largest Holdings” excludes any temporary cash or derivative investments.

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gbab. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 13

TRUST SUMMARY (Unaudited) continued	May 31, 2025

Portfolio Composition by Quality Rating[1]
% of Total
Rating	Investments
Fixed Income Instruments
AAA	3.3%
AA	30.2%
A	22.2%
BBB	19.6%
BB	7.8%
B	6.5%
CCC	1.3%
NR2	6.9%
Other Instruments	2.2%
Total Investments	100.0%

1	Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating.
2	NR (not rated) securities do not necessarily indicate low credit quality.

14 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

TRUST SUMMARY (Unaudited) continued	May 31, 2025

All or a portion of the above distributions is characterized as a return of capital. For the year ended May 31, 2025, 56.8% of the distributions were characterized as ordinary income and 43.2% of the distributions were characterized as return of capital. The final determination of the tax character of the distributions paid by the Trust in 2025 will be reported to shareholders in January 2026.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 15

SCHEDULE OF INVESTMENTS	May 31, 2025

	Shares	Value
COMMON STOCKS† – 0.1%
Consumer, Non-cyclical – 0.1%
Endo, Inc.*	9,946	$ 208,866
Industrial – 0.0%
BP Holdco LLC*,†††,1	15,619	12,768
YAK BLOCKER 2 LLC*,†††	5,183	3,912
YAK BLOCKER 2 LLC*,†††	4,791	3,616
Vector Phoenix Holdings, LP*,†††	15,619	330
Targus, Inc.*,†††	17,838	316
Targus, Inc.*,†††	17,838	2
Total Industrial		20,944
Communications – 0.0%
Figs, Inc. — Class A*	3,754	16,330
Consumer, Cyclical – 0.0%
Accuride Corp*,†††,1	403,435	40
Accuride Liquidating Trust*,†††,1	25	–
Total Consumer, Cyclical		40
Financial – 0.0%
Finance Co I SARL / Endo US, Inc.*,†††,2	350,000	35
Total Common Stocks
(Cost $302,094)		246,215
PREFERRED STOCKS† – 2.5%
Financial – 2.3%
Equitable Holdings, Inc.
4.30%††	140,000	2,310,000
Goldman Sachs Group, Inc.
6.85%††	1,150,000	1,159,501
7.50%††	1,000,000	1,041,392
W R Berkley Corp.
4.13% due 03/30/61	95,975	1,505,848
JPMorgan Chase & Co.
6.50%††	1,000,000	1,013,539
PartnerRe Ltd.
4.88%	46,000	786,968
Kuvare US Holdings, Inc.
7.00% due 02/17/51††,3	500,000	498,570
American National Group, Inc.
7.38%*	19,000	475,190
Selective Insurance Group, Inc.
4.60%	20,000	335,800
First Republic Bank
4.25%*	31,650	6
4.50%*	17,750	4
Total Financial		9,126,818

See notes to financial statements.

16 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Shares	Value
PREFERRED STOCKS† – 2.5% (continued)
Energy – 0.1%
Venture Global LNG, Inc.
9.00%††,3	350,000	$ 330,110
Utilities – 0.1%
NextEra Energy Capital Holdings, Inc.
6.50% due 06/01/85	12,000	300,000
Government – 0.0%
CoBank ACB
7.13%††	250,000	254,060
Total Preferred Stocks
(Cost $13,809,375)		10,010,988
WARRANTS† – 0.0%
Ginkgo Bioworks Holdings, Inc.
Expiring 09/16/26*	9,372	121
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25*,†††,4	23,730	2
Pershing Square SPARC Holdings, Ltd.
Expiring 12/31/49*,†††,4	11,865	1
Total Warrants
(Cost $21,703)		124
MONEY MARKET FUNDS***,† – 0.4%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 4.15%[5]	1,544,082	1,544,082
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 4.18%[5]	42,754	42,754
Total Money Market Funds
(Cost $1,586,836)		1,586,836
	Face
	Amount~
MUNICIPAL BONDS†† – 67.0%
California – 10.6%
Santa Ana Unified School District, California, General Obligation Bonds,
Federal Taxable Build America Bonds[13]
7.10% due 08/01/40	7,785,000	8,637,779
6.80% due 08/01/30	2,245,000	2,451,608
Oakland Unified School District, County of Alameda, California, Taxable General
Obligation Bonds, Election of 2006, Qualified School Construction
Bonds, Series 2012B
6.88% due 08/01/33	10,000,000	10,060,895
California Statewide Communities Development Authority Revenue Bonds
7.14% due 08/15/47	3,395,000	3,542,165
California Public Finance Authority Revenue Bonds
3.27% due 10/15/43	4,800,000	3,327,246

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 67.0% (continued)
California – 10.6% (continued)
Oakland Unified School District/Alameda County General Obligation Unlimited
3.12% due 08/01/40	2,450,000	$ 1,886,295
Marin Community College District General Obligation Unlimited
4.03% due 08/01/38	2,000,000	1,794,507
Hillsborough City School District General Obligation Unlimited
due 09/01/38[6]	1,600,000	784,207
due 09/01/37[6]	1,120,000	585,992
due 09/01/40[6]	500,000	214,888
Moreno Valley Unified School District General Obligation Unlimited
3.82% due 08/01/44	2,000,000	1,578,029
Oxnard School District General Obligation Unlimited
2.76% due 08/01/44	1,990,000	1,309,492
Manteca Redevelopment Agency Successor Agency Tax Allocation
3.21% due 10/01/42	1,400,000	1,063,625
San Jose Evergreen Community College District General Obligation Unlimited
3.06% due 09/01/45	1,500,000	1,060,709
Placentia-Yorba Linda Unified School District (Orange County, California),
General Obligation Bonds, Federally Taxable Direct-Pay Qualified School
Construction Bonds, Election of 2008
5.40% due 02/01/26	1,000,000	1,007,102
Monrovia Unified School District, Los Angeles County, California, Election of 2006
General Obligation Bonds, Build America Bonds, Federally Taxable[13]
7.25% due 08/01/28	660,000	689,597
Norman Y Mineta San Jose International Airport SJC Revenue Bonds
2.91% due 03/01/35	500,000	412,569
3.27% due 03/01/40	250,000	189,982
3.29% due 03/01/41	70,000	52,149
Alhambra Unified School District General Obligation Unlimited
6.70% due 02/01/26	500,000	504,870
California State University Revenue Bonds
3.90% due 11/01/47	500,000	394,320
Fremont Unified School District/Alameda County California General Obligation Unlimited
2.75% due 08/01/41	400,000	289,781
Riverside County Redevelopment Successor Agency Tax Allocation
3.88% due 10/01/37	250,000	218,937
Coast Community College District General Obligation Unlimited
2.98% due 08/01/39	250,000	191,534
Cypress School District General Obligation Unlimited
6.65% due 08/01/25	180,000	180,620
Total California		42,428,898
Texas – 9.1%
Dallas, Texas, Convention Center Hotel Development Corporation,
Hotel Revenue Bonds, Taxable Build America Bonds[13]
7.09% due 01/01/42	10,020,000	10,880,904

See notes to financial statements.

18 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 67.0% (continued)
Texas – 9.1%
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds
3.34% due 11/15/37[7]	8,900,000	$ 7,392,823
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
3.42% due 09/01/50[7]	8,000,000	5,503,479
Central Texas Regional Mobility Authority Revenue Bonds
3.29% due 01/01/42[7]	5,250,000	3,977,830
3.27% due 01/01/45	1,150,000	795,991
Dallas/Fort Worth International Airport Revenue Bonds
2.92% due 11/01/50[7]	6,500,000	4,358,641
City of Garland Texas Electric Utility System Revenue Bonds
3.15% due 03/01/51	2,400,000	1,588,635
City of Austin Texas Rental Car Special Facility Revenue Bonds
2.86% due 11/15/42	2,200,000	1,547,416
Texas Department of Housing & Community Affairs Revenue Bonds
6.05% due 07/01/45	250,000	245,884
Total Texas		36,291,603
Washington – 5.7%
Central Washington University Revenue Bonds
6.95% due 05/01/40	5,000,000	5,412,462
Central Washington University, System Revenue Bonds, 2010,
Taxable Build America Bonds[14]
6.50% due 05/01/30	5,000,000	5,234,236
Washington State Convention Center Public Facilities District,
Lodging Tax Bonds, Taxable Build America Bonds[13]
6.79% due 07/01/40	4,415,000	4,592,179
Washington State University, Housing and Dining System Revenue Bonds,
Taxable Build America Bonds[13]
7.10% due 04/01/32	3,325,000	3,559,873
County of Pierce Washington Sewer Revenue Bonds
2.87% due 08/01/42	4,300,000	3,102,300
King County Public Hospital District No. 2 General Obligation Limited
3.11% due 12/01/44	1,100,000	794,087
Total Washington		22,695,137
Pennsylvania – 5.3%
School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series 2011A,
Qualified School Construction Bonds – (Federally Taxable – Direct Subsidy)
6.00% due 09/01/30[7]	10,330,000	10,810,408
Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction Bonds
6.85% due 09/01/29[7]	6,895,000	7,440,692
Pennsylvania Housing Finance Agency Revenue Bonds
5.78% due 04/01/54	3,000,000	2,832,772
Total Pennsylvania		21,083,872

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 67.0% (continued)
New York – 4.8%
Westchester County Health Care Corporation, Revenue Bonds,
Taxable Build America Bonds[13]
8.57% due 11/01/40	10,010,000	$ 9,625,995
City of New York New York General Obligation Unlimited
6.39% due 02/01/55	4,000,000	4,123,187
Port Authority of New York & New Jersey Revenue Bonds
3.14% due 02/15/51[7]	5,000,000	3,489,841
New York City Industrial Development Agency Revenue Bonds
2.73% due 03/01/34	2,250,000	1,868,484
Total New York		19,107,507
Illinois – 4.2%
Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project Bonds,
Taxable Build America Bonds[13]
6.90% due 01/01/40	5,100,000	5,538,861
Illinois, General Obligation Bonds, Taxable Build America Bonds[13]
7.35% due 07/01/35[7]	3,928,571	4,164,921
Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America Bonds[13]
6.74% due 11/01/40	2,990,000	3,187,393
Illinois Housing Development Authority Revenue Bonds
6.10% due 10/01/49[7]	2,000,000	1,994,503
6.05% due 10/01/44	750,000	751,411
State of Illinois General Obligation Unlimited
6.63% due 02/01/35	715,385	744,622
6.73% due 04/01/35	153,846	161,277
Chicago Board of Education General Obligation Unlimited
6.14% due 12/01/39	195,000	178,485
Total Illinois		16,721,473
Oklahoma – 3.4%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28	10,950,000	10,615,917
Tulsa Airports Improvement Trust Revenue Bonds
3.10% due 06/01/45	3,700,000	2,628,988
Oklahoma State University Revenue Bonds
4.13% due 08/01/48	150,000	118,270
Total Oklahoma		13,363,175
Ohio – 3.2%
County of Franklin Ohio Revenue Bonds
2.88% due 11/01/50[7]	8,900,000	5,525,053
American Municipal Power, Inc., Combined Hydroelectric Projects Revenue Bonds,
New Clean Renewable Energy Bonds
7.33% due 02/15/28[7]	3,840,000	4,005,722

See notes to financial statements.

20 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 67.0% (continued)
Ohio – 3.2% (continued)
Madison Local School District, Richland County, Ohio, School Improvement,
Taxable Qualified School Construction Bonds
6.65% due 12/01/29	2,500,000	$ 2,504,087
Toronto City School District, Ohio, Qualified School Construction Bonds
General Obligation Bonds
7.00% due 12/01/28	560,000	561,035
Total Ohio		12,595,897
Indiana – 2.9%
Evansville-Vanderburgh School Building Corp. Revenue Bonds
6.50% due 01/15/30	8,690,000	8,844,487
County of Knox Indiana Revenue Bonds
5.90% due 04/01/34	2,920,000	2,857,843
Total Indiana		11,702,330
West Virginia – 2.8%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds,
Federally Taxable Build America Bonds 2010[13]
7.65% due 04/01/40[7]	10,000,000	11,445,422
Michigan – 1.9%
Detroit, Michigan, School District, School Building and Site Bonds, Unlimited Tax
General Obligation Bonds, Taxable Qualified School Construction Bonds
6.65% due 05/01/29	2,640,000	2,817,517
Detroit City School District General Obligation Unlimited
7.75% due 05/01/39	2,400,000	2,738,683
Wayne State University Revenue Bonds
3.47% due 11/15/49	1,030,000	746,158
Fraser Public School District, Macomb County, Michigan, General Obligation Federally
Taxable School Construction Bonds, 2011 School Building and Site Bonds
6.05% due 05/01/26	505,000	505,637
Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds
6.75% due 05/01/26	345,000	345,609
Comstock Park Public Schools General Obligation Unlimited
6.30% due 05/01/26	210,000	210,305
Total Michigan		7,363,909
Idaho – 1.6%
Idaho Housing & Finance Association Revenue Bonds
5.72% due 07/01/49	4,200,000	4,068,652
5.55% due 07/01/49	1,850,000	1,733,378
6.14% due 07/01/45	1,000,000	1,000,197
Total Idaho		6,802,227
South Carolina – 1.4%
County of Horry South Carolina Airport Revenue Bonds, Build America Bonds[13]
7.33% due 07/01/40[7]	5,000,000	5,662,751

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 67.0% (continued)
Colorado – 1.4%
Colorado Housing and Finance Authority Revenue Bonds
5.60% due 11/01/43	1,620,000	$ 1,563,325
5.50% due 11/01/39	1,250,000	1,227,354
Colorado, Building Excellent Schools Today, Certificates of Participation,
Taxable Qualified School Construction
6.82% due 03/15/28	2,500,000	2,645,403
Total Colorado		5,436,082
New Jersey – 1.2%
New Jersey Educational Facilities Authority Revenue Bonds
3.51% due 07/01/42	3,500,000	2,831,341
New Jersey Turnpike Authority Revenue Bonds
2.78% due 01/01/40	2,500,000	1,825,270
Total New Jersey		4,656,611
Massachusetts – 1.1%
Massachusetts Port Authority Revenue Bonds
2.72% due 07/01/42[7]	3,400,000	2,442,519
2.87% due 07/01/51	750,000	476,321
Massachusetts Development Finance Agency Revenue Bonds
3.52% due 10/01/46	2,250,000	1,493,987
Total Massachusetts		4,412,827
Nevada – 1.0%
Nevada Housing Division Revenue Bonds
5.73% due 10/01/50	4,000,000	3,801,738
5.84% due 10/01/49	250,000	239,953
Total Nevada		4,041,691
Maryland – 0.9%
Maryland Department of Housing & Community Development Revenue Bonds
6.04% due 09/01/49	2,500,000	2,466,307
6.20% due 09/01/45	1,000,000	1,003,300
Total Maryland		3,469,607
Mississippi – 0.8%
Medical Center Educational Building Corp. Revenue Bonds
2.92% due 06/01/41	4,500,000	3,337,444
New Hampshire – 0.8%
New Hampshire Business Finance Authority Revenue Bonds
3.27% due 05/01/51	4,800,000	3,176,928
Virginia – 0.6%
Virginia Housing Development Authority Revenue Bonds
5.57% due 10/01/49[7]	1,700,000	1,595,904
5.95% due 10/01/54	1,000,000	983,387
Total Virginia		2,579,291

See notes to financial statements.

22 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 67.0% (continued)
Connecticut – 0.5%
Connecticut Housing Finance Authority Revenue Bonds
5.96% due 11/15/40	1,000,000	$ 1,004,329
6.09% due 11/15/49	800,000	792,182
Total Connecticut		1,796,511
Missouri – 0.4%
Curators of the University of Missouri Revenue Bonds
5.79% due 11/01/41	1,745,000	1,730,044
Tennessee – 0.3%
Tennessee Housing Development Agency Revenue Bonds
5.98% due 07/01/54	500,000	490,299
5.97% due 07/01/54	500,000	487,257
5.95% due 07/01/50	500,000	481,669
Total Tennessee		1,459,225
District of Columbia – 0.3%
District of Columbia Revenue Bonds
6.73% due 09/01/47[3]	1,200,000	1,313,574
Washington Convention & Sports Authority Revenue Bonds
4.31% due 10/01/40	100,000	87,585
Total District of Columbia		1,401,159
Kentucky – 0.3%
Kentucky Housing Corp. Revenue Bonds
6.21% due 07/01/50	500,000	500,334
5.90% due 01/01/55	500,000	480,508
6.07% due 07/01/45	250,000	248,778
Total Kentucky		1,229,620
Florida – 0.3%
Florida Housing Finance Corp. Revenue Bonds
6.25% due 07/01/38	1,175,000	1,202,630
Iowa – 0.1%
Iowa Finance Authority Revenue Bonds
5.92% due 07/01/49	500,000	487,578
Minnesota – 0.1%
City of State Paul Minnesota Sales & Use Tax Revenue Tax Allocation
3.89% due 11/01/35	250,000	222,039
Wisconsin – 0.0%
County of Fond Du Lac Wisconsin Revenue Bonds
6.20% due 05/01/54[3]	200,000	189,959

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
MUNICIPAL BONDS†† – 67.0% (continued)
Arkansas – 0.0%
University of Arkansas Revenue Bonds
3.10% due 12/01/41	250,000	$ 187,056
Total Municipal Bonds
(Cost $290,472,029)		268,280,503
CORPORATE BONDS†† – 36.1%
Financial – 13.2%
Blue Owl Finance LLC
4.38% due 02/15/32[7]	2,150,000	1,970,860
Wilton RE Ltd.
6.00%[3,8,9]	1,924,000	1,938,430
Intact Financial Corp.
5.46% due 09/22/32[3,7]	1,900,000	1,899,351
Pershing Square Holdings Ltd.
3.25% due 10/01/31[3]	2,100,000	1,799,488
Ares Finance Company IV LLC
3.65% due 02/01/52[3,7]	2,650,000	1,785,545
Accident Fund Insurance Company of America
8.50% due 08/01/32[3,7]	1,750,000	1,736,614
Liberty Mutual Group, Inc.
4.30% due 02/01/61[3]	2,700,000	1,669,026
Maple Grove Funding Trust I
4.16% due 08/15/51[3,7]	2,500,000	1,668,949
Global Atlantic Finance Co.
4.70% due 10/15/51[3,7,9]	1,450,000	1,406,488
6.75% due 03/15/54[3,7]	260,000	257,563
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[3,7]	1,500,000	1,421,038
Stewart Information Services Corp.
3.60% due 11/15/31[7]	1,350,000	1,196,013
National Life Insurance Co.
10.50% due 09/15/39[3]	900,000	1,169,491
Prudential Financial, Inc.
5.13% due 03/01/52[9]	1,200,000	1,152,952
IP Lending X Ltd.
7.75% due 07/02/29†††,3	1,125,000	1,125,000
United Wholesale Mortgage LLC
5.50% due 11/15/25[3,7]	1,100,000	1,098,170
FS KKR Capital Corp.
3.25% due 07/15/27[7]	1,150,000	1,092,059
Macquarie Bank Ltd.
3.05% due 03/03/36[3,7,9]	1,200,000	1,055,426
Jefferies Financial Group, Inc.
6.20% due 04/14/34[7]	1,000,000	1,021,101

See notes to financial statements.

24 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 36.1% (continued)
Financial – 13.2% (continued)
Nuveen LLC
5.85% due 04/15/34[3,7]	1,000,000	$ 1,020,675
Encore Capital Group, Inc.
9.25% due 04/01/29[3]	500,000	533,125
8.50% due 05/15/30[3,7]	450,000	477,007
Kennedy-Wilson, Inc.
5.00% due 03/01/31[7]	1,150,000	997,022
Jane Street Group / JSG Finance, Inc.
7.13% due 04/30/31[3,7]	950,000	992,430
Swiss Re Finance Luxembourg S.A.
5.00% due 04/02/49[3,9]	1,000,000	986,345
AmFam Holdings, Inc.
3.83% due 03/11/51[3,7]	1,600,000	985,217
JPMorgan Chase & Co.
5.72% due 09/14/33[7,9]	950,000	976,874
Horace Mann Educators Corp.
7.25% due 09/15/28[7]	900,000	960,989
Nippon Life Insurance Co.
5.95% due 04/16/54[3,9]	950,000	942,376
Safehold GL Holdings LLC
6.10% due 04/01/34[7]	900,000	917,077
Dyal Capital Partners IV
3.65% due 02/22/41†††	1,000,000	880,794
Farmers Insurance Exchange
7.00% due 10/15/64[3,7,9]	880,000	860,074
NatWest Group plc
7.47% due 11/10/26[7,9]	850,000	859,762
Corebridge Financial, Inc.
6.88% due 12/15/52[9]	840,000	852,724
LPL Holdings, Inc.
4.38% due 05/15/31[3,7]	650,000	618,021
6.00% due 05/20/34	220,000	223,440
Toronto-Dominion Bank
8.13% due 10/31/82[9]	750,000	785,498
CNO Financial Group, Inc.
6.45% due 06/15/34[7]	750,000	772,275
Blue Owl Capital GP LLC
7.21% due 08/22/43†††	750,000	766,181
Omnis Funding Trust
6.72% due 05/15/55[3]	700,000	704,318
Meiji Yasuda Life Insurance Co.
6.10% due 06/11/55[3,9]	700,000	687,477
Lazard Group LLC
6.00% due 03/15/31[7]	660,000	683,044

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 36.1% (continued)
Financial – 13.2% (continued)
Belrose Funding Trust II
6.79% due 05/15/55[3]	650,000	$ 651,510
Bank of Nova Scotia
8.63% due 10/27/82[7,9]	550,000	579,438
American National Group, Inc.
5.75% due 10/01/29[7]	550,000	559,362
Nationstar Mortgage Holdings, Inc.
5.00% due 02/01/26[3,7]	560,000	557,971
Dyal Capital Partners III (A), LP
6.55% due 06/15/44†††	560,000	556,201
Enstar Group Ltd.
7.50% due 04/01/45[3,9]	500,000	506,249
Belvoir Land LLC
5.60% due 12/15/35[3]	500,000	482,754
Dyal Capital Partners III (B), LP
6.55% due 06/15/44†††	440,000	437,015
Commonwealth Bank of Australia
5.93% due 03/14/46[3,9]	450,000	431,882
VFH Parent LLC / Valor Company-Issuer, Inc.
7.50% due 06/15/31[3,7]	400,000	417,037
Dai-ichi Life Insurance Company Ltd.
6.20% [3,8,9]	400,000	397,029
OneMain Finance Corp.
9.00% due 01/15/29	350,000	366,825
Ascot Group Ltd.
6.35% due 06/15/35[3,9]	350,000	355,133
HUB International Ltd.
5.63% due 12/01/29[3]	334,000	331,255
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[3]	300,000	283,801
Fortitude Group Holdings LLC
6.25% due 04/01/30[3]	250,000	253,113
Beacon Funding Trust
6.27% due 08/15/54[3]	250,000	239,590
Reinsurance Group of America, Inc.
6.65% due 09/15/55[9]	200,000	196,334
Australia & New Zealand Banking Group Ltd.
2.57% due 11/25/35[3,9]	200,000	173,577
Total Financial		52,722,385
Consumer, Non-cyclical – 5.3%
Flowers Foods, Inc.
6.20% due 03/15/55[7]	2,050,000	1,994,913
JBS USA Holding Lux SARL/ JBS USA Food Company/ JBS Lux Co SARL
4.38% due 02/02/52[7]	1,200,000	903,173
5.75% due 04/01/33[7]	763,000	772,873

See notes to financial statements.

26 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 36.1% (continued)
Consumer, Non-cyclical – 5.3% (continued)
Tufts Medical Center, Inc.
7.00% due 01/01/38	1,500,000	$ 1,574,422
Beth Israel Lahey Health, Inc.
3.08% due 07/01/51[7]	2,500,000	1,504,717
Brown University Health
5.05% due 02/15/30	1,250,000	1,250,881
Post Holdings, Inc.
4.50% due 09/15/31[3,7]	1,300,000	1,185,364
Universal Health Services, Inc.
2.65% due 01/15/32[7]	1,300,000	1,080,541
Reynolds American, Inc.
5.70% due 08/15/35[7]	1,050,000	1,053,368
GXO Logistics, Inc.
6.50% due 05/06/34[7]	1,000,000	1,022,442
Altria Group, Inc.
3.70% due 02/04/51[7]	1,500,000	1,012,312
Sotheby’s
7.38% due 10/15/27[3,7]	1,000,000	984,707
BCP V Modular Services Finance II plc
6.13% due 10/30/28[3]	GBP 750,000	960,010
HCA, Inc.
4.63% due 03/15/52[7]	1,200,000	938,436
Amgen, Inc.
4.40% due 02/22/62[7]	1,200,000	907,115
BAT Capital Corp.
7.08% due 08/02/43[7]	800,000	865,087
AZ Battery Property LLC
6.73% due 02/20/46†††	680,000	639,375
Baylor College of Medicine
5.26% due 11/15/46	600,000	554,683
Triton Container International Ltd.
3.15% due 06/15/31[3]	650,000	554,633
Medline Borrower, LP
5.25% due 10/01/29[3,7]	450,000	439,764
CVS Health Corp.
7.00% due 03/10/55[9]	400,000	402,907
Upbound Group, Inc.
6.38% due 02/15/29[3]	250,000	239,206
OhioHealth Corp.
2.83% due 11/15/41	300,000	207,950
Becle, SAB de CV
2.50% due 10/14/31[3]	200,000	164,536
Total Consumer, Non-cyclical		21,213,415

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 36.1% (continued)
Utilities – 3.5%
Central Storage Safety Project Trust
4.82% due 02/01/38[2]	6,223,008	$ 5,702,453
Brooklyn Union Gas Co.
6.39% due 09/15/33[3,7]	2,000,000	2,089,427
PacifiCorp
7.38% due 09/15/55[9]	1,050,000	1,068,301
Ohio Edison Co.
5.50% due 01/15/33[3,7]	950,000	957,322
Alexander Funding Trust II
7.47% due 07/31/28[3,7]	900,000	954,188
Keenan Fort Detrick Energy LLC
4.17% due 11/15/48[3]	1,000,000	760,996
Southwestern Public Service Co.
3.70% due 08/15/47	1,000,000	711,551
NRG Energy, Inc.
7.00% due 03/15/33[3]	450,000	485,366
NextEra Energy Capital Holdings, Inc.
6.38% due 08/15/55[9]	350,000	350,435
CMS Energy Corp.
6.50% due 06/01/55[9]	340,000	335,527
Exelon Corp.
6.50% due 03/15/55[9]	300,000	299,646
Black Hills Corp.
5.95% due 03/15/28	200,000	207,043
Southern Co.
3.75% due 09/15/51[9]	100,000	97,730
Total Utilities		14,019,985
Energy – 3.4%
Occidental Petroleum Corp.
7.00% due 11/15/27	2,000,000	2,044,010
Valero Energy Corp.
4.00% due 06/01/52[7]	2,450,000	1,689,049
BP Capital Markets plc
6.13%[8,9]	1,300,000	1,272,410
ITT Holdings LLC
6.50% due 08/01/29[3,7]	1,250,000	1,167,062
ONEOK, Inc.
5.85% due 11/01/64[7]	1,050,000	939,996
5.60% due 04/01/44	150,000	133,843
NuStar Logistics, LP
6.38% due 10/01/30[7]	1,000,000	1,018,800
HF Sinclair Corp.
6.25% due 01/15/35[7]	1,000,000	981,989

See notes to financial statements.

28 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 36.1% (continued)
Energy – 3.4% (continued)
Targa Resources Partners Limited Partnership / Targa Resources Partners Finance Corp.
4.88% due 02/01/31[7]	1,000,000	$ 975,220
Venture Global LNG, Inc.
9.88% due 02/01/32[3]	750,000	797,884
Greensaif Pipelines Bidco SARL
6.10% due 08/23/42[3]	300,000	294,978
6.51% due 02/23/42[3]	200,000	203,990
Global Partners Limited Partnership / GLP Finance Corp.
8.25% due 01/15/32[3]	450,000	467,789
MPLX, LP
5.95% due 04/01/55	400,000	369,425
5.65% due 03/01/53	50,000	44,274
Kinder Morgan, Inc.
5.20% due 06/01/33	400,000	394,767
Parkland Corp.
4.63% due 05/01/30[3]	300,000	281,875
Viper Energy, Inc.
7.38% due 11/01/31[3]	153,000	160,442
5.38% due 11/01/27[3]	51,000	50,748
Venture Global Calcasieu Pass LLC
6.25% due 01/15/30[3]	200,000	202,755
CVR Energy, Inc.
5.75% due 02/15/28[3]	125,000	119,002
Plains All American Pipeline Limited Partnership / PAA Finance Corp.
4.70% due 06/15/44	100,000	80,091
Total Energy		13,690,399
Consumer, Cyclical – 3.0%
United Airlines, Inc.
4.63% due 04/15/29[3,7]	2,200,000	2,089,674
Hyatt Hotels Corp.
5.75% due 04/23/30[7]	1,100,000	1,121,037
Flutter Treasury Designated Activity Co.
6.38% due 04/29/29[3]	1,000,000	1,023,673
LKQ Corp.
6.25% due 06/15/33[7]	950,000	990,585
LG Energy Solution Ltd.
5.38% due 04/02/30[3,7]	800,000	793,160
Air Canada
4.63% due 08/15/29[3]	CAD 1,050,000	751,207
Warnermedia Holdings, Inc.
5.14% due 03/15/52[7]	1,150,000	745,497
AS Mileage Plan IP Ltd.
5.31% due 10/20/31[3,7]	600,000	583,695
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[3,7]	600,000	579,043

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 36.1% (continued)
Consumer, Cyclical – 3.0% (continued)
Polaris, Inc.
6.95% due 03/15/29	450,000	$ 466,956
Evergreen Acqco 1 Limited Partnership / TVI, Inc.
9.75% due 04/26/28[3]	435,000	455,260
Wabash National Corp.
4.50% due 10/15/28[3,7]	500,000	426,700
Hanesbrands, Inc.
9.00% due 02/15/31[3,7]	400,000	422,612
Hasbro, Inc.
6.05% due 05/14/34[7]	350,000	354,681
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[3]	300,000	279,443
Whirlpool Corp.
4.50% due 06/01/46	200,000	144,912
4.70% due 05/14/32	100,000	91,867
4.60% due 05/15/50	50,000	35,646
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[3]	250,000	237,667
Station Casinos LLC
4.63% due 12/01/31[3]	200,000	183,086
New Flyer Holdings, Inc.
9.25% due 07/01/30[3]	100,000	102,625
Total Consumer, Cyclical		11,879,026
Industrial – 2.8%
AP Grange Holdings
6.50% due 03/20/45†††	2,400,000	2,421,000
5.00% due 03/20/45†††	300,000	303,000
Boeing Co.
6.53% due 05/01/34	510,000	544,360
6.86% due 05/01/54	225,000	239,964
3.75% due 02/01/50	329,000	225,397
Fortune Brands Innovations, Inc.
4.50% due 03/25/52[7]	1,300,000	997,831
LBJ Infrastructure Group LLC
3.80% due 12/31/57[3]	1,500,000	984,783
Homestead Spe Issuer LLC
7.21% due 04/01/55†††	1,000,000	955,639
Cellnex Finance Company S.A.
3.88% due 07/07/41[3]	1,250,000	953,640
TD SYNNEX Corp.
6.10% due 04/12/34[7]	850,000	872,294
GrafTech Global Enterprises, Inc.
9.88% due 12/23/29[3]	1,000,000	777,500

See notes to financial statements.

30 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 36.1% (continued)
Industrial – 2.8% (continued)
Deuce FinCo plc
5.50% due 06/15/27[3]	GBP 500,000	$ 668,638
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[3]	575,000	578,456
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[3,7]	400,000	354,855
AP Grange Holdings LLC
6.50% due 03/20/45†††	98,293	98,293
FedEx Corp.
4.10% due 02/01/45[3]	70,000	51,713
Amsted Industries, Inc.
6.38% due 03/15/33[3]	50,000	50,750
Total Industrial		11,078,113
Communications – 2.2%
British Telecommunications plc
4.88% due 11/23/81[3,7,9]	1,700,000	1,545,511
McGraw-Hill Education, Inc.
8.00% due 08/01/29[3]	850,000	852,186
5.75% due 08/01/28[3]	300,000	296,333
Altice France S.A.
5.50% due 10/15/29[3]	900,000	764,631
5.13% due 07/15/29[3]	350,000	295,335
Charter Communications Operating LLC / Charter Communications Operating Capital
5.25% due 04/01/53[7]	1,200,000	989,174
Rogers Communications, Inc.
4.50% due 03/15/42[7]	1,150,000	958,513
Corning, Inc.
4.38% due 11/15/57[7]	1,200,000	915,860
Vodafone Group plc
5.13% due 06/04/81[9]	1,100,000	814,148
Sunrise FinCo I B.V.
4.88% due 07/15/31[3,7]	700,000	650,090
Level 3 Financing, Inc.
11.00% due 11/15/29[3]	347,400	394,096
CSC Holdings LLC
11.25% due 05/15/28[3]	250,000	247,421
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28	200,000	197,000
Total Communications		8,920,298
Technology – 1.3%
Broadcom, Inc.
3.19% due 11/15/36[3,7]	1,300,000	1,057,375
Foundry JV Holdco LLC
6.40% due 01/25/38[3,7]	550,000	569,424
5.88% due 01/25/34[3]	400,000	400,933

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
CORPORATE BONDS†† – 36.1% (continued)
Technology – 1.3% (continued)
TeamSystem SpA
5.78% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/31/31◊,3	EUR 700,000	$ 798,887
Oracle Corp.
3.95% due 03/25/51[7]	1,100,000	786,631
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31[7]	800,000	725,375
Xerox Corp.
10.25% due 10/15/30[3]	450,000	462,430
Dye & Durham Ltd.
8.63% due 04/15/29[3]	310,000	321,589
Central Parent LLC / CDK Global II LLC / CDK Financing Company, Inc.
8.00% due 06/15/29[3]	200,000	179,151
Total Technology		5,301,795
Basic Materials – 1.1%
Alcoa Nederland Holding B.V.
4.13% due 03/31/29[3,7]	1,100,000	1,034,588
Steel Dynamics, Inc.
5.75% due 05/15/55[7]	1,000,000	940,056
ArcelorMittal S.A.
6.55% due 11/29/27[7]	900,000	933,367
SK Invictus Intermediate II SARL
5.00% due 10/30/29[3]	700,000	665,051
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[3,7]	600,000	596,962
Dow Chemical Co.
6.90% due 05/15/53	200,000	208,593
Mirabela Nickel Ltd.
due 06/24/19†††,2,14	96,316	482
Total Basic Materials		4,379,099
Government – 0.2%
Amazon Conservation DAC
6.03% due 01/16/42[3]	1,000,000	981,000
Transportation – 0.1%
Stolthaven Houston, Inc.
5.98% due 07/17/34†††	396,000	388,508
Total Corporate Bonds
(Cost $154,681,057)		144,574,023
ASSET-BACKED SECURITIES†† – 16.7%
Financial – 5.2%
Thunderbird A
5.50% due 03/01/37†††	7,000,000	6,328,639
Lightning A
5.50% due 03/01/37†††	7,000,000	6,328,639

See notes to financial statements.

32 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 16.7% (continued)
Financial – 5.2% (continued)
HV Eight LLC
5.86% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 11/22/27◊,†††	EUR 1,404,170	$ 1,591,344
KKR Core Holding Company LLC
4.00% due 08/12/31†††	1,397,101	1,269,852
Ceamer Finance LLC
6.92% due 11/15/37†††	762,000	766,517
6.79% due 11/15/39†††	289,565	289,169
Project Onyx I
6.89% (3 Month Term SOFR + 2.80%, Rate Floor: 2.80%) due 06/26/30◊,†††	1,030,047	1,029,428
Endo Luxembourg Finance Co I SARL / Endo US, Inc.
7.40% due 09/30/45†††	1,000,000	1,007,274
LVNV Funding LLC
7.80% due 11/05/28†††	650,000	680,210
6.84% due 06/12/29†††	200,000	203,623
Metis Issuer, LLC
6.89% due 05/15/55†††	900,000	881,240
Project Onyx II
7.09% (3 Month Term SOFR + 2.80%, Rate Floor: 2.80%) due 01/26/28◊,†††	285,431	284,750
Total Financial		20,660,685
Collateralized Loan Obligations – 3.9%
Cerberus Loan Funding XLIV LLC
2024-5A C, 8.46% (3 Month Term SOFR + 4.20%, Rate Floor: 4.20%)
due 01/15/36◊,3	1,400,000	1,398,448
Cerberus Loan Funding XLII LLC
2023-3A C, 8.41% (3 Month Term SOFR + 4.15%, Rate Floor: 4.15%)
due 09/13/35◊,3	1,250,000	1,248,521
Cerberus Loan Funding XLVII LLC
2024-3A C, 6.81% (3 Month Term SOFR + 2.55%, Rate Floor: 2.55%)
due 07/15/36◊,3	1,200,000	1,194,723
Owl Rock CLO I LLC
2024-1A C, 8.57% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%)
due 02/20/36◊,3	1,050,000	1,049,506
Cerberus Loan Funding XLV LLC
2024-1A C, 7.41% (3 Month Term SOFR + 3.15%, Rate Floor: 3.15%)
due 04/15/36◊,3	1,000,000	996,805
Cerberus Loan Funding XLVI, LP
2024-2A C, 7.31% (3 Month Term SOFR + 3.05%, Rate Floor: 3.05%)
due 07/15/36◊,3	950,000	946,777
TRTX Issuer Ltd.
2025-FL6 B, 6.37% (1 Month Term SOFR + 2.05%, Rate Floor: 2.05%)
due 09/18/42◊,3	900,000	884,052
GoldenTree Loan Management US CLO 1 Ltd.
2024-9A DR, 7.62% (3 Month Term SOFR + 3.35%, Rate Floor: 3.35%)
due 04/20/37◊,3	800,000	805,282

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 16.7% (continued)
Collateralized Loan Obligations – 3.9% (continued)
Carlyle Direct Lending CLO LLC
2024-1A BR, 7.01% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%)
due 07/15/36◊,3	800,000	$ 797,195
Cerberus Loan Funding XL LLC
2023-1A C, 8.66% (3 Month Term SOFR + 4.40%, Rate Floor: 4.40%)
due 03/22/35◊,3	750,000	749,492
Fortress Credit BSL XV Ltd.
2024-2A CR, 6.87% (3 Month Term SOFR + 2.60%, Rate Floor: 2.60%)
due 10/18/33◊,3	650,000	652,250
KREF Ltd.
2021-FL2 AS, 5.74% (1 Month Term SOFR + 1.41%, Rate Floor: 1.30%)
due 02/15/39◊,3	650,000	634,580
OWL Rock CLO XXI LLC
2025-21A C, due 07/24/34◊,3	600,000	600,000
Owl Rock CLO XVI LLC
2024-16A C, 7.57% (3 Month Term SOFR + 3.30%, Rate Floor: 3.30%)
due 04/20/36◊,3	600,000	598,393
FS Rialto Issuer LLC
2024-FL9 C, 6.97% (1 Month Term SOFR + 2.64%, Rate Floor: 2.65%)
due 10/19/39◊,3	600,000	592,393
Golub Capital Partners CLO 46M Ltd.
2024-46A CR, 7.32% (3 Month Term SOFR + 3.05%, Rate Floor: 3.05%)
due 04/20/37◊,3	500,000	498,221
GoldenTree Loan Management US CLO 24 Ltd.
2025-24A E, 8.88% (3 Month Term SOFR + 4.60%, Rate Floor: 4.60%)
due 10/20/38◊,3	450,000	441,294
Madison Park Funding LVIII Ltd.
2024-58A D, 7.93% (3 Month Term SOFR + 3.65%, Rate Floor: 3.65%)
due 04/25/37◊,3	400,000	403,546
OHA Credit Partners VII Ltd.
2025-7A ER4, 8.82% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%)
due 02/20/38◊,3	300,000	295,093
Ares Direct Lending CLO 1 LLC
2024-1A B, 6.48% (3 Month Term SOFR + 2.20%, Rate Floor: 2.20%)
due 04/25/36◊,3	250,000	250,400
HPS Private Credit CLO LLC
2025-3A D, due 07/20/37◊,3	250,000	250,000
Elmwood CLO VI Ltd.
2024-3A ERR, 10.17% (3 Month Term SOFR + 5.90%, Rate Floor: 5.90%)
due 07/18/37◊,3	250,000	248,231
Elmwood CLO 16 Ltd.
2024-3A ER, 11.02% (3 Month Term SOFR + 6.75%, Rate Floor: 6.75%)
due 04/20/37◊,3	100,000	100,392
BNPP IP CLO Ltd.
2014-2A E, 9.79% (3 Month Term SOFR + 5.51%, Rate Floor: 0.00%)
due 10/30/25◊,3	260,545	68,654

See notes to financial statements.

34 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 16.7% (continued)
Collateralized Loan Obligations – 3.9% (continued)
WhiteHorse VIII Ltd.
2014-1A E, 9.09% (3 Month Term SOFR + 4.81%, Rate Floor: 0.00%)
due 05/01/26◊,3	34,322	$ 26,359
Total Collateralized Loan Obligations		15,730,607
Infrastructure – 2.4%
VB-S1 Issuer LLC – VBTEL
2022-1A, 4.29% due 02/15/52[3]	5,000,000	4,753,187
Hotwire Funding LLC
2023-1A, 8.84% due 05/20/53[3]	1,900,000	1,953,851
2024-1A, 6.67% due 06/20/54[3]	100,000	101,642
Switch ABS Issuer LLC
2024-2A, 5.44% due 06/25/54[3]	850,000	847,515
2025-1A, 5.04% due 03/25/55[3]	500,000	487,468
2024-1A, 6.28% due 03/25/54[3]	150,000	151,459
Aligned Data Centers Issuer LLC
2021-1A, 1.94% due 08/15/46[3]	1,000,000	960,983
Stack Infrastructure Issuer LLC
2025-1A, 5.00% due 05/25/50[3]	550,000	538,029
Total Infrastructure		9,794,134
Transport-Aircraft – 2.2%
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[3,10]	2,147,348	2,045,275
AASET Trust
2024-1A, 6.26% due 05/16/49[3]	569,843	574,288
2021-2A, 2.80% due 01/15/47[3]	340,432	313,168
Navigator Aircraft ABS Ltd.
2021-1, 2.77% due 11/15/46[3]	939,395	871,307
Navigator Aviation Ltd.
2024-1, 6.09% due 08/15/49[3]	804,464	790,975
AASET Ltd.
2024-2A, 5.93% due 09/16/49[3]	763,194	761,074
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[3]	723,153	715,922
Sprite Ltd.
2021-1, 3.75% due 11/15/46[3]	627,030	601,218
Start Ltd.
2018-1, 4.09% due 05/15/43[3]	566,415	558,786
Gilead Aviation LLC
2025-1A, 5.79% due 03/15/50[3]	446,340	444,669
SLAM 2025-1 Ltd.
2025-1A, 5.81% due 05/15/50[3]	400,000	408,008
ALTDE Trust
2025-1A, 5.90% due 08/15/50[3]	393,826	395,024

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 16.7% (continued)
Transport-Aircraft – 2.2% (continued)
Labrador Aviation Finance Ltd.
2016-1A, 4.30% due 01/15/42[3]	399,269	$ 388,280
Castlelake Aircraft Structured Trust
2021-1A, 6.66% due 01/15/46[3]	41,397	41,389
Total Transport-Aircraft		8,909,383
Whole Business – 1.2%
Subway Funding LLC
2024-1A, 6.51% due 07/30/54[3]	945,250	961,098
2024-3A, 5.91% due 07/30/54[3]	547,250	535,019
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.72% due 06/05/49[3]	990,000	972,254
SERVPRO Master Issuer LLC
2019-1A, 3.88% due 10/25/49[3]	945,000	926,128
2021-1A, 2.39% due 04/25/51[3]	48,000	44,364
Sonic Capital LLC
2021-1A, 2.64% due 08/20/51[3]	1,156,000	968,881
Five Guys Holdings, Inc.
2023-1A, 7.55% due 01/26/54[3]	398,000	409,811
Total Whole Business		4,817,555
Net Lease – 0.6%
CARS-DB7, LP
2023-1A, 6.50% due 09/15/53[3]	980,417	990,004
SVC ABS LLC
2023-1A, 5.55% due 02/20/53[3]	994,375	969,053
CARS-DB4, LP
2020-1A, 4.95% due 02/15/50[3]	500,000	447,657
Total Net Lease		2,406,714
Insurance – 0.6%
Obra Longevity
8.48% due 06/30/39†††	1,950,000	1,902,711
CHEST
7.13% due 03/23/43†††	450,000	460,631
Total Insurance		2,363,342
Single Family Residence – 0.5%
FirstKey Homes Trust
2022-SFR3, 4.50% due 07/17/38[3]	1,000,000	990,057
2020-SFR2, 4.50% due 10/19/37[3]	400,000	395,783
2020-SFR2, 4.00% due 10/19/37[3]	400,000	395,314
2020-SFR2, 3.37% due 10/19/37[3]	250,000	246,640
Total Single Family Residence		2,027,794

See notes to financial statements.

36 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 16.7% (continued)
Unsecured Consumer Loans – 0.1%
Service Experts Issuer LLC
2024-1A, 6.39% due 11/20/35[3]	282,425	$ 286,285
Total Asset-Backed Securities
(Cost $68,197,114)		66,996,499
SENIOR FLOATING RATE INTERESTS††,◊ – 8.9%
Consumer, Cyclical – 2.4%
FR Refuel LLC
9.19% (1 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 11/08/28	1,264,403	1,245,437
Zephyr Bidco Ltd.
9.71% (1 Month GBP SONIA + 5.50%, Rate Floor: 5.50%) due 07/20/28	GBP 900,000	1,212,983
MB2 Dental Solutions LLC
9.83% (1 Month Term SOFR + 5.50%, Rate Floor: 6.25%) due 02/13/31†††	1,095,914	1,091,020
Pacific Bells LLC
8.56% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 11/13/28	1,039,184	1,041,345
Alexander Mann
10.39% (1 Month SOFR + 6.00%, Rate Floor: 6.00%) due 06/29/27	985,000	956,681
First Brands Group LLC
9.54% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/30/27	767,034	740,065
Grant Thornton Advisors LLC
due 05/30/31	630,000	629,477
Scientific Games Corp.
7.28% (3 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 04/04/29	597,000	593,346
Accuride Corp.
8.79% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 03/07/30†††,1	290,147	552,150
The Facilities Group
10.18% ((3 Month Term SOFR + 5.75%) and (6 Month Term SOFR + 5.75%),
Rate Floor: 6.75%) due 11/30/27†††	488,914	482,119
NFM & J LLC
10.09% (6 Month Term SOFR + 5.75%, Rate Floor: 6.75%) due 11/30/27†††	480,970	474,284
Blue Ribbon LLC
12.26% (3 Month Term SOFR + 4.00%, Rate Floor: 4.75%) (in-kind rate was 4.00%)
due 05/08/28†††,11	349,139	349,139
CCRR Parent, Inc.
8.70% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 03/06/28	636,684	284,388
Total Consumer, Cyclical		9,652,434
Consumer, Non-cyclical – 1.9%
Southern Veterinary Partners LLC
7.53% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 12/04/31	1,571,314	1,571,581
Women’s Care Holdings, Inc.
8.88% (3 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 01/15/28	1,041,573	959,112
HAH Group Holding Co. LLC
9.33% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 09/24/31	950,808	930,452
Recess Holdings, Inc.
8.03% (3 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 02/20/30	892,258	891,588

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 8.9% (continued)
Consumer, Non-cyclical – 1.9% (continued)
Quirch Foods Holdings LLC
9.57% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 10/27/27	939,168	$ 876,168
LaserAway Intermediate Holdings II LLC
10.29% (3 Month Term SOFR + 5.75%, Rate Floor: 6.50%) due 10/14/27	769,260	732,721
Blue Ribbon LLC
10.55% (3 Month Term SOFR + 6.00%, Rate Floor: 6.75%) due 05/08/28	948,750	722,634
Gibson Brands, Inc.
9.54% (3 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 08/11/28	483,750	465,208
Florida Food Products LLC
9.56% (3 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 10/18/28	432,665	303,406
Total Consumer, Non-cyclical		7,452,870
Industrial – 1.5%
Total Webhosting Solutions B.V.
6.51% (1 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 11/04/31	EUR 1,000,000	1,139,371
Inspired Finco Holdings, Ltd.
5.26% (1 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 02/28/31	EUR 1,000,000	1,132,625
Dispatch Terra Acquisition LLC
8.70% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 03/27/28	1,106,875	1,080,387
Capstone Acquisition Holdings, Inc.
8.93% (1 Month Term SOFR + 4.50%, Rate Floor: 5.50%) due 11/12/29†††	920,158	915,617
Merlin Buyer, Inc.
8.30% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 12/14/28	566,430	561,235
9.05% (3 Month Term SOFR + 4.75%, Rate Floor: 5.25%) due 12/14/28	295,477	292,523
Michael Baker International LLC
8.28% (3 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 12/01/28	397,000	395,265
Integrated Power Services Holdings, Inc.
8.94% (1 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 11/22/28†††	387,624	386,660
ILPEA Parent, Inc.
8.33% (1 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 06/22/28	98,416	98,109
Total Industrial		6,001,792
Technology – 1.3%
Sitecore Holding III A/S
11.72% (3 Month Term SOFR + 3.31%, Rate Floor: 3.81%)
(in-kind rate was 6.24%) due 03/12/29†††,11	1,089,749	1,082,028
10.64% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%)
(in-kind rate was 5.26%) due 03/12/29†††,11	EUR 796,987	898,638
Aston FinCo SARL
8.98% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 10/09/26	GBP 768,140	967,384
Polaris Newco LLC
7.19% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 06/04/26†††	893,000	866,616
Datix Bidco Ltd.
9.46% (6 Month GBP SONIA + 5.25%, Rate Floor: 5.25%) due 04/30/31†††	GBP 472,000	631,612
9.54% (6 Month Term SOFR + 5.25%, Rate Floor: 5.75%) due 04/30/31†††	140,000	139,042

See notes to financial statements.

38 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 8.9% (continued)
Technology – 1.3% (continued)
Modena Buyer LLC
8.78% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 07/01/31	547,250	$ 530,148
Total Technology		5,115,468
Financial – 1.2%
Eisner Advisory Group
8.33% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 02/28/31	1,069,004	1,072,211
Higginbotham Insurance Agency, Inc.
8.83% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 11/24/28†††	992,500	985,930
Citadel Securities, LP
6.33% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 10/31/31	975,154	978,079
Aretec Group, Inc.
7.83% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 08/09/30	847,875	846,332
HighTower Holding LLC
7.26% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 02/03/32	343,737	342,877
Tegra118 Wealth Solutions, Inc.
8.32% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 02/18/27	345,466	338,844
Cliffwater LLC
9.28% (3 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 04/22/32†††	270,000	269,106
Total Financial		4,833,379
Communications – 0.5%
FirstDigital Communications LLC
8.69% (1 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 12/17/26†††	1,231,250	1,211,792
Syndigo LLC
9.09% (3 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 12/15/27	915,289	913,001
Total Communications		2,124,793
Basic Materials – 0.1%
GrafTech Finance, Inc.
10.30% (3 Month Term SOFR + 6.00%, Rate Floor: 8.00%) due 12/21/29	316,054	313,883
Total Senior Floating Rate Interests
(Cost $35,626,413)		35,494,619
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 3.3%
Residential Mortgage-Backed Securities – 1.6%
Imperial Fund Mortgage Trust
2022-NQM2, 4.20% (WAC) due 03/25/67◊,3	1,693,799	1,589,971
OBX Trust
2024-NQM5, 6.51% due 01/25/64[3]	750,000	750,993
2022-NQM8, 6.10% due 09/25/62[3,10]	361,841	360,580
2024-NQM6, 6.85% due 02/25/64[3,10]	258,332	261,565
Mill City Securities Ltd.
2024-RS1, 3.00% due 11/01/69[3,10]	770,331	702,157
2024-RS2, 3.00% due 08/01/69[3,10]	438,234	406,024

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 3.3% (continued)
Residential Mortgage-Backed Securities – 1.6% (continued)
Top Pressure Recovery Turbines
7.51% due 11/01/69	890,977	$ 891,868
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,3	500,000	470,857
GCAT Trust
2022-NQM5, 5.71% due 08/25/67[3,10]	468,463	466,309
FIGRE Trust
2024-HE1, 6.17% (WAC) due 03/25/54◊,3	227,174	230,074
LSTAR Securities Investment Ltd.
2024-1, 7.45% (30 Day Average SOFR + 3.10%, Rate Floor: 3.10%) due 01/01/29◊,3	188,880	188,911
Total Residential Mortgage-Backed Securities		6,319,309
Government Agency – 0.9%
Fannie Mae
5.50% due 06/01/55[7]	2,905,000	2,876,783
Freddie Mac
5.50% due 06/01/55	915,000	906,113
Total Government Agency		3,782,896
Commercial Mortgage-Backed Securities – 0.6%
BXHPP Trust
2021-FILM, 5.54% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%) due 08/15/36◊,3	1,250,000	1,138,174
BX Trust
2024-VLT4, 6.77% (1 Month Term SOFR + 2.44%, Rate Floor: 2.44%) due 07/15/29◊,3	1,150,000	1,136,344
Total Commercial Mortgage-Backed Securities		2,274,518
Military Housing – 0.2%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 0.70% (WAC) due 10/25/52◊,3,12	9,073,816	519,467
2015-R1, 0.70% (WAC) due 11/25/55◊,3,12	6,610,992	368,908
2015-R1, 5.95% (WAC) due 11/25/52◊,3	81,116	66,546
Total Military Housing		954,921
Total Collateralized Mortgage Obligations
(Cost $13,674,049)		13,331,644
FEDERAL AGENCY BONDS†† – 1.0%
Tennessee Valley Authority
4.25% due 09/15/65	4,800,000	3,753,211
Total Federal Agency Bonds
(Cost $3,676,440)		3,753,211
U.S. GOVERNMENT SECURITIES†† – 0.2%
U.S. Treasury Notes
4.63% due 02/15/35[7]	860,000	876,125
Total U.S. Government Securities
(Cost $864,455)		876,125

See notes to financial statements.

40 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
FOREIGN GOVERNMENT DEBT†† – 0.2%
Panama Government International Bond
4.50% due 01/19/63	1,250,000	$ 751,687
Total Foreign Government Debt
(Cost $1,242,428)		751,687
	Contracts
LISTED OPTIONS PURCHASED† – 0.0%
Put Options on:
Interest Rate Options
U.S. Treasury Long Bond Futures Contracts Expiring June 2025 with strike
price of $112.00 (Notional Value $5,075,156)	45	44,298
Total Listed Options Purchased
(Cost $77,287)		44,298
Total Investments – 136.4%
(Cost $584,231,280)		545,946,772
LISTED OPTIONS WRITTEN† – (0.0%)
Put Options on:
Interest Rate Options
U.S. Treasury Long Bond Futures Contracts Expiring June 2025 with strike
price of $108.00 (Notional Value $5,075,156)	45	(7,031)
Total Listed Options Written
(Premiums received $38,021)		(7,031)
Other Assets & Liabilities, net – (36.4)%		(145,631,144)
Total Net Assets – 100.0%		$ 400,308,597

Futures Contracts
				Value and
	Number of	Expiration	Notional	Unrealized
Description	Contracts	Date	Amount	Appreciation**
Interest Rate Futures Contracts Purchased†
3-Month SOFR Futures Contracts	21	Mar 2027	$5,080,950	$ 38,651

Forward Foreign Currency Exchange Contracts††
				Contract	Settlement	Unrealized
Counterparty	Currency	Type	Quantity	Amount	Date	Depreciation
Barclays Bank plc	CAD	Sell	1,027,000	737,263 USD	06/16/25	$ (11,704)
Barclays Bank plc	GBP	Sell	3,380,000	4,496,699 USD	06/16/25	(57,747)
Morgan Stanley Capital Services LLC EUR		Sell	4,803,000	5,379,562 USD	06/16/25	(79,259)
						$ (148,710)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 41

SCHEDULE OF INVESTMENTS continued	May 31, 2025

***	A copy of each underlying unaffiliated fund’s financial statements is available at the SEC’s website at www.sec.gov.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.
◊	Variable rate security. Rate indicated is the rate effective at May 31, 2025. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer.
The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	Affiliated issuer.
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $5,702,970 (cost $6,421,640), or 1.4% of total net assets — See Note 12.
3	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2)
securities is $126,863,328 (cost $131,147,925), or 31.7% of total net assets.
4	Special Purpose Acquisition Company (SPAC).
5	Rate indicated is the 7-day yield as of May 31, 2025.
6	Zero coupon rate security.
7	All or a portion of these securities have been physically segregated in connection with unfunded loan commitments and reverse repurchase agreements. As of May 31, 2025, the total value of securities was $149,171,462.
8	Perpetual maturity.
9	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
10	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at May 31, 2025. See table below for additional step information for each security.
11	Payment-in-kind security.
12	Security is an interest-only strip.
13	Taxable municipal bond issued as part of the Build America Bond program.
14	Security is in default of interest and/or principal obligations.
CAD — Canadian Dollar
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

See notes to financial statements.

42 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

The following table summarizes the inputs used to value the Trust’s investments at May 31, 2025 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$ 225,196	$ —	$ 21,019	$ 246,215
Preferred Stocks	3,403,816	6,607,172	—	10,010,988
Warrants	121	—	3	124
Money Market Funds	1,586,836	—	—	1,586,836
Municipal Bonds	—	268,280,503	—	268,280,503
Corporate Bonds	—	136,002,535	8,571,488	144,574,023
Asset-Backed Securities	—	43,972,472	23,024,027	66,996,499
Senior Floating Rate Interests	—	25,158,866	10,335,753	35,494,619
Collateralized Mortgage Obligations	—	13,331,644	—	13,331,644
Federal Agency Bonds	—	3,753,211	—	3,753,211
U.S. Government Securities	—	876,125	—	876,125
Foreign Government Debt	—	751,687	—	751,687
Options Purchased	44,298	—	—	44,298
Interest Rate Futures Contracts**	38,651	—	—	38,651
Total Assets	$ 5,298,918	$ 498,734,215	$ 41,952,290	$ 545,985,423
		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Liabilities)	Quoted Prices	Inputs	Inputs	Total
Options Written	$ 7,031	$ —	$ —	$ 7,031
Forward Foreign Currency Exchange Contracts**	—	148,710	—	148,710
Unfunded Loan Commitments (Note 11)	—	—	48,293	48,293
Total Liabilities	$ 7,031	$ 148,710	$ 48,293	$ 204,034
** This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $146,127,516 are categorized as Level 2 within the disclosure hierarchy — See Note 7.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS continued	May 31, 2025

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Ending Balance	Valuation	Unobservable	Input	Weighted
Category	at May 31, 2025	Technique	Inputs	Range	Average*
Assets:
Asset-Backed Securities	$ 15,271,594	Yield Analysis	Yield	6.3%-8.1%	7.8%
Asset-Backed Securities	7,752,433	Option adjusted spread	Broker Quote	—	—
		off prior month end
		broker quote
Common Stocks	13,098	Enterprise Value	Valuation Multiple	2.6x-8.7x	2.8x
Common Stocks	7,921	Model Price	Liquidation Value	—	—
Corporate Bonds	4,623,713	Option adjusted spread	Broker Quote	—	—
		off prior month end
		broker quote
Corporate Bonds	3,849,000	Third Party Pricing	Broker Quote	—	—
Corporate Bonds	98,775	Third Party Pricing	Trade Price	—	—
Senior Floating Rate Interests	6,495,615	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	2,938,849	Yield Analysis	Yield	10.0%-10.7%	10.2%
Senior Floating Rate Interests	552,150	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	349,139	Third Party Pricing	Broker Quote	—	—
Warrants	3	Model Price	Liquidation Value	—	—
Total Assets	$ 41,952,290
Liabilities:
Unfunded Loan Commitments	$ 48,293	Model Price	Purchase Price	—	—
* Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security.

The Trust’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended May 31, 2025, the Trust had securities with a total value of $1,007,274 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $1,113,276 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

			Assets					Liabilities
	Asset-		Senior					Unfunded
	Backed	Corporate	Floating Rate		Common	Preferred	Total	Loan
	Securities	Bonds	Interests	Warrants	Stocks	Stocks	Assets	Commitments
Beginning Balance	$14,832,934	$ 5,929,078	$ 11,500,884	$ 4	$ 42,317	$ 1,482	$ 32,306,699	$ (66,528)
Purchases/(Receipts)	8,250,000	4,510,473	3,973,613	—	—	—	16,734,086	(327,252)
(Sales, maturities and
paydowns)/Fundings	(686,454)	(1,916,632)	(4,342,216)	—	(1,793)	—	(6,947,095)	161,528
Amortization of premiums/
discounts	—	294	89,068	—	—	—	89,362	(4,641)
Total realized gains (losses)
included in earnings	776	738	(119,193)	—	(311)	—	(117,990)	4,682
Total change in unrealized
appreciation (depreciation)
included in earnings	(380,503)	47,537	346,863	(1)	(19,194)	(1,472)	(6,770)	183,918
Transfers into Level 3	1,007,274	—	—	—	—	—	1,007,274	—
Transfers out of Level 3	—	—	(1,113,266)	—	—	(10)	(1,113,276)	—
Ending Balance	$23,024,027	$ 8,571,488	$ 10,335,753	$ 3	$ 21,019	$ —	$ 41,952,290	$ (48,293)
Net change in unrealized
appreciation (depreciation)
for investments in Level 3
securities still held at
May 31, 2025	$ (380,503)	$ (2,162)	$ 344,128	$ (1)	$ (19,913)	$ —	$ (58,451)	$ 183,270

See notes to financial statements.

44 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Trust. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Trust are scheduled to increase, except GAIA Aviation Ltd. which is scheduled to decrease.

	Coupon Rate
	at Next	Next Rate
Name	Reset Date	Reset Date
GAIA Aviation Ltd. 2019-1, 3.97% due 12/15/44	2.00%	10/15/26
GCAT Trust 2022-NQM5, 5.71% due 08/25/67	6.71%	10/01/26
Mill City Securities Ltd. 2024-RS2, 3.00% due 08/01/69	6.00%	12/01/27
Mill City Securities Ltd. 2024-RS1, 3.00% due 11/01/69	6.00%	10/01/27
OBX Trust 2024-NQM6, 6.85% due 02/25/64	7.85%	04/01/28
OBX Trust 2022-NQM8, 6.10% due 09/25/62	7.10%	10/01/26

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated person, as defined in the Investment Company Act of 1940 (“affiliated issuer”).

Transactions during the year ended May 31, 2025, in which the company is an affiliated issuer, were as follows:

					Change in
				Realized	Unrealized
	Value			Gain	Appreciation	Value	Shares	Investment
Security Name	05/31/24	Additions	Reductions	(Loss)	(Depreciation)	05/31/25	05/31/25	Income
Common Stocks
Accuride Corp*	$ —	$ —	$ —	$ —	$ 40	$ 40	403,435	$ —
Accuride Liquidating Trust*	—	—	—	—	—	—	25	—
BP Holdco LLC*	18,932	—	—	—	(6,164)	12,768	15,619	—
Senior Floating Rate Interests
Accuride Corp. 8.79%
(3 Month Term
SOFR + 4.50%,
Rate Floor: 4.50%)
due 3/7/2030◊	—	284,393	—	—	267,757	552,150	290,147	5,441
	$ 18,932	$284,393	$ —	$ —	$ 261,633	$ 564,958		$5,441

*	Non-income producing security.
◊	Variable rate security. Rate indicated is the rate effective at May 31, 2025. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 45

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2025

ASSETS:
Investments in unaffiliated issuers, at value (cost $583,941,372)	$ 545,381,814
Investments in affiliated issuers, at value (cost $289,908)	564,958
Foreign currency, at value (cost $81,927)	81,928
Cash	216,086
Prepaid expenses	5,945
Receivables:
Interest	6,771,892
Dividends	19,766
Investments sold	10,706
Tax reclaims	7,852
Variation margin on futures contracts	2,100
Trust shares sold	1,449
Total assets	553,064,496
LIABILITIES:
Reverse repurchase agreements (Note 7)	146,127,516
Unfunded loan commitments, at value (Note 11) (commitment fees received $246,755)	48,293
Options written, at value (premiums received $38,021)	7,031
Unrealized depreciation on forward foreign currency exchange contracts	148,710
Interest due on borrowings	28,264
Payable for:
Investments purchased	5,772,149
Investment advisory fees	275,661
Professional fees	197,103
Offering costs	79,635
Trustees’ fees and expenses*	592
Other liabilities	70,945
Total liabilities	152,755,899
NET ASSETS	$ 400,308,597
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 26,973,509 shares issued and outstanding	$ 269,735
Additional paid-in capital	467,782,155
Total distributable earnings (loss)	(67,743,293)
NET ASSETS	$ 400,308,597
Shares outstanding ($0.01 par value with unlimited amount authorized)	26,973,509
Net asset value	$ 14.84

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

46 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

STATEMENT OF OPERATIONS	May 31, 2025
For the Year Ended May 31, 2025

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers	$ 32,547,791
Dividends from securities of unaffiliated issuers	399,869
Interest from securities of affiliated issuers	5,441
Total investment income	32,953,101
EXPENSES:
Interest expense	6,133,008
Investment advisory fees	3,136,730
Professional fees	612,428
Trustees’ fees and expenses*	138,520
Administration fees	118,416
Fund accounting fees	111,277
Printing fees	84,460
Insurance	42,091
Custodian fees	40,077
Transfer agent fees	26,462
Registration and filing fees	23,725
Miscellaneous	7,450
Total expenses	10,474,644
Net investment income	22,478,457
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(6,848,458)
Swap agreements	(64,582)
Futures contracts	79,409
Options purchased	(108,729)
Options written	(16,567)
Forward foreign currency exchange contracts	(333,609)
Foreign currency transactions	36,751
Net realized loss	(7,255,785)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	6,032,915
Investments in affiliated issuers	261,633
Swap agreements	428
Futures contracts	38,651
Options purchased	132,942
Options written	30,990
Forward foreign currency exchange contracts	(89,362)
Foreign currency translations	(2,895)
Net change in unrealized appreciation (depreciation)	6,405,302
Net realized and unrealized loss	(850,483)
Net increase in net assets resulting from operations	$ 21,627,974

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 47

STATEMENTS OF CHANGES IN NET ASSETS	May 31, 2025

	Year Ended	Year Ended
	May 31, 2025	May 31, 2024
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 22,478,457	$ 19,901,973
Net realized loss on investments	(7,255,785)	(19,092,643)
Net change in unrealized appreciation (depreciation) on investments	6,405,302	20,800,409
Net increase in net assets resulting from operations	21,627,974	21,609,739
DISTRIBUTIONS:
Distributions to shareholders	(22,485,930)	(19,705,406)
Return of capital	(17,113,656)	(16,017,779)
Total distributions	(39,599,586)	(35,723,185)
SHAREHOLDER TRANSACTIONS:
Net proceeds from shares issued through at-the-market offering	33,271,598	27,443,172
Reinvestments of distributions	2,253,386	1,546,954
Common shares offering cost charged to paid-in-capital	(23,799)	(67,167)
Net increase in net assets resulting from shareholder transactions	35,501,185	28,922,959
Net increase in net assets	17,529,573	14,809,513
NET ASSETS:
Beginning of period	382,779,024	367,969,511
End of period	$ 400,308,597	$ 382,779,024

See notes to financial statements.

48 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

STATEMENT OF CASH FLOWS	May 31, 2025
For the Year Ended May 31, 2025

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$ 21,627,974
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used in Operating Activities:
Net change in unrealized (appreciation) depreciation on investments	(6,294,548)
Net change in unrealized (appreciation) depreciation on options purchased	(132,942)
Net change in unrealized (appreciation) depreciation on options written	(30,990)
Net change in unrealized (appreciation) depreciation on forward foreign
currency exchange contracts	89,362
Net realized loss on investments	6,848,458
Net realized loss on options purchased	108,729
Net realized loss on options written	16,567
Purchase of long-term investments	(102,555,172)
Proceeds from sale of long-term investments	58,741,488
Net proceeds from sale of short-term investments	1,469,587
Net accretion of bond discount and amortization of bond premium	(793,767)
Corporate actions and other payments	51,104
Premiums received on options written	71,810
Cost of closing options written	(50,356)
Commitment fees received and repayments of unfunded commitments	166,989
Increase in interest receivable	(473,494)
Decrease in dividends receivable	13,754
Decrease investments sold receivable	80,466
Decrease in variation margin on credit default swap agreements receivable	149
Increase in variation margin on futures contracts receivable	(2,100)
Decrease in prepaid expenses	4,457
Increase in tax reclaims receivable	(4,355)
Decrease in investments purchased payable	(2,061,883)
Increase in interest due on borrowings	15,000
Increase in professional fees payable	74,280
Decrease in unamortized upfront premiums received on credit default swap agreements	(21,538)
Increase in investment advisory fees payable	18,924
Increase in trustees’ fees and expenses payable*	592
Decrease in protection fees on credit default swap agreements payable	(2,024)
Decrease in other liabilities	(17,249)
Net Cash Used in Operating Activities	$ (23,040,728)

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 49

STATEMENT OF CASH FLOWS continued	May 31, 2025
Cash Flows From Financing Activities:
Distributions to common shareholders	$ (37,346,200)
Proceeds from the issuance of common shares	33,440,806
Proceeds from reverse repurchase agreements	588,350,755
Payments made on reverse repurchase agreements	(561,381,483)
Offering costs in connection with the issuance of common shares	(9,945)
Net Cash Provided by Financing Activities	23,053,933
Net increase in cash	13,205
Cash at Beginning of Year (including foreign currency)**	284,809
Cash at End of Year (including foreign currency)***	$ 298,014
Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$ 3,913,525
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$ 2,253,386

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Includes $39,259 of segregated cash with broker for swap agreements and $129,667 of foreign currency.
***	Includes $81,928 of foreign currency.

See notes to financial statements.

50 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS	May 31, 2025

The information in this table for the fiscal years ended 2025, 2024, 2023, 2022 and 2021 is derived from the Trust’s financial statements and has been audited by Ernst & Young LLP, independent registered public accounting firm for the Trust. The Trust’s audited financial statements, including the report of Ernst & Young LLP thereon and accompanying notes thereto, are included in this annual report to shareholders for the year ended May 31, 2025.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2025	May 31, 2024	May 31, 2023	May 31, 2022	May 31, 2021
Per Share Data:
Net asset value, beginning of period	$ 15.43	$ 16.01	$ 18.35	$ 22.80	$ 22.09
Income from investment operations:
Net investment income(a)	0.86	0.84	0.92	1.21	1.19
Net gain (loss) on investments (realized and unrealized)	0.06	0.09	(1.75)	(4.15)	1.03
Total from investment operations	0.92	0.93	(0.83)	(2.94)	2.22
Less distributions from:
Net investment income	(0.86)	(0.83)	(0.91)	(1.32)	(1.38)
Capital gains	—	—	—	(0.03)	(0.13)
Return of capital	(0.65)	(0.68)	(0.60)	(0.16)	(0.00)*
Total distributions to shareholders	(1.51)	(1.51)	(1.51)	(1.51)	(1.51)
Net asset value, end of period	$ 14.84	$ 15.43	$ 16.01	$ 18.35	$ 22.80
Market value, end of period	$ 14.93	$ 16.25	$ 16.32	$ 19.45	$ 24.22
Total Return(b)
Net asset value	5.98%	6.28%	(4.39%)(g)	(13.81%)(f)	10.30%
Market value	1.16%	9.75%	(8.10%)	(13.96%)	11.43%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 400,309	$ 382,779	$ 367,970	$ 401,122	$ 472,691
Ratio to average net assets of:
Total expenses, including interest expense(c),(e)	2.59%	3.15%	2.63%	1.34%	1.27%
Net investment income, including interest expense	5.55%	5.43%	5.51%	5.52%	5.22%
Portfolio turnover rate	11%	17%	10%	36%	33%
Senior Indebtedness
Total borrowings outstanding (in thousands)(h)	$ 146,128	$ 119,158	$ 127,052	$ —	$ 97,360
Asset Coverage per $1,000 of indebtedness(d)	$ 3,739	$ 4,212	$ 3,896	$ —	$ 5,855

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 51

FINANCIAL HIGHLIGHTS continued	May 31, 2025

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2020	May 31, 2019	May 31, 2018	May 31, 2017	May 31, 2016
Per Share Data:
Net asset value, beginning of period	$ 22.71	$ 22.69	$ 23.30	$ 23.30	$ 23.35
Income from investment operations:
Net investment income(a)	1.27	1.30	1.48	1.59	1.48
Net gain (loss) on investments (realized and unrealized)	(0.38)	0.23	(0.58)	(0.04)	0.13
Total from investment operations	0.89	1.53	0.90	1.55	1.61
Less distributions from:
Net investment income	(1.51)	(1.43)	(1.35)	(1.55)	(1.64)
Capital gains	—	(0.08)	(0.16)	—	(0.02)
Return of capital	—	—	—	—	—
Total distributions to shareholders	(1.51)	(1.51)	(1.51)	(1.55)	(1.66)
Net asset value, end of period	$ 22.09	$ 22.71	$ 22.69	$ 23.30	$ 23.30
Market value, end of period	$ 23.20	$ 23.38	$ 21.44	$ 23.23	$ 22.28
Total Return(b)
Net asset value	3.86%	7.11%	3.93%	6.81%	7.25%
Market value	6.03%	16.81%	(1.23%)	11.62%	10.95%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 414,168	$ 395,716	$ 395,221	$ 405,780	$ 405,820
Ratio to average net assets of:
Total expenses, including interest expense(c),(e)	1.65%	1.68%	1.65%	1.54%	1.38%
Net investment income, including interest expense	5.61%	5.82%	6.42%	6.80%	6.47%
Portfolio turnover rate	25%	6%	8%	6%	7%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$ 10,510	$ 44,510	$ 44,510	$ 47,509	$ 61,710
Asset coverage per $1,000 of borrowings(d)	$ 40,409	$ 9,891	$ 9,879	$ 9,541	$ 7,576

See notes to financial statements.

52 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2025

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or prices obtained under the Trust’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)	Excluding interest expense, the operating expense ratios for the years ended May 31, would be
2025	2024	2023	2022	2021	2020	2019	2018	2017	2016
1.07%	1.06%	1.13%	1.04%	1.01%	0.96%	0.95%	0.99%	1.00%	0.99%

(d)	Calculated by subtracting the Trust’s total liabilities (not including the borrowings) from the Trust’s total assets and dividing by the borrowings. Effective August 19, 2022, the Trust’s obligations under reverse repurchase agreement transactions are treated as senior securities representing indebtedness for purposes of the 1940 Act. Accordingly, for the years ended May 31, 2025, May 31, 2024 and May 31, 2023, Asset Coverage is calculated by subtracting the Trust’s total liabilities (not including the borrowings or reverse repurchase agreements) from the Trust’s total assets and dividing by the sum of the borrowings and reverse repurchase agreements.
(e)	The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Trust as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by:
2025	2024	2023	2022	2021	2020	2019	2018	2017	2016
0.00%**	0.34%	0.31%	0.20%	0.26%	0.32%	0.00%	0.00%	0.00%	0.00%

(f)	The net increase from the payments by affiliates totaling $383,226 relating to an operational issue contributed 0.08% to total return at net asset value for the year ended May 31, 2022. (g) The net increase from the payment by the Adviser totaling $29,557 relating to an operational issue contributed 0.01% to total return at net asset value for the year ended May 31, 2023. (h) Effective August 19, 2022, the Trust’s obligations under reverse repurchase agreement transactions are treated as senior securities representing indebtedness for purposes of the 1940 Act.
(g)	The net increase from the payment by the Adviser totaling $29,557 relating to an operational issue contributed 0.01% to total return at net asset value for the year ended May 31, 2023.
(h)	Effective August 19, 2022, the Trust’s obligations under reverse repurchase agreement transactions are treated as senior securities representing indebtedness for purposes of the 1940 Act. * Less than

* Less than (0.01).

** Less than 0.01%.

See notes to financial statements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 53

NOTES TO FINANCIAL STATEMENTS	May 31, 2025

Note 1 – Organization

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Trust”) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Significant Accounting Policies

The Trust operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Trust (the “Board”) has adopted policies and procedures for the valuation of the Trust’s investments (the “Trust Valuation Procedures”).

Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) as the valuation designee to perform fair valuation determinations for the Trust with respect to all Trust investments and/or other assets. As the Trust’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and together with the Trust Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4 under the 1940 Act. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Trust’s securities and/or other assets.

Valuations of the Trust’s securities and other assets are supplied primarily by independent third-party pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the independent third-party pricing services.

If the independent third-party pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

54 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

In general, portfolio securities and assets of the Trust will be valued on the basis of readily available market quotations at their current market value. With respect to portfolio securities and assets of the Trust for which market quotations are not readily available, or deemed unreliable by the Adviser, the Trust will fair value those securities and assets in good faith in accordance with the Valuation Procedures. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value.” Fair value represents a good faith approximation of the value of a security. Fair value determinations may be based on limited inputs and involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances, and the exercise of judgment. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a portfolio security or asset at the price the Trust may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Trust could reasonably expect to receive upon the sale of the portfolio security or asset.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of the New York Stock Exchange (“NYSE”) business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. E.T. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts (“ADRs”) trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by an independent third-party pricing vendor in valuing foreign securities.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 55

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent third-party pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent third-party pricing service.

U.S. Government securities are valued by independent third-party pricing services, using the last traded fill price, or at the reported bid price at the close of business on the valuation date.

CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using an independent third-party pricing service.

Typically, loans are valued using information provided by an independent third-party pricing service that uses broker quotes, among other inputs. If the independent third-party pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser. As the Trust may invest in loans and asset-backed securities as part of its investment strategies, it may have a significant amount of these instruments fair valued by the Adviser.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using a price provided by a pricing service.

Interest rate swap agreements entered into by the Trust are valued on the basis of the last sale price on the primary exchange on which the swap is traded. Other swap agreements entered into by the Trust are generally valued using an evaluated price provided by an independent third-party pricing service.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

The Trust may also fair value securities and assets when a significant event is deemed to have occurred after the time of a market quotation including for securities and assets traded on foreign markets and securities and assets for which market quotations are provided by independent third-party pricing services as of a time that is prior to the time when the Trust determines its NAV. There can be no assurance in each case that significant events will be identified.

Valuations of the Trust’s securities and other assets are supplied primarily by independent third-party pricing services pursuant to the processes set forth in the Valuation Designee Procedures. Valuations provided by the independent third-party pricing services are generally based on methods designed to approximate the amount that the Trust could reasonably expect to receive upon the sale of the portfolio security or asset. When providing valuations to the Trust, independent third-party pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Independent third-party pricing services face the same challenges as the Trust in valuing securities and assets and may rely on limited available information. If the independent third-party pricing service cannot or does not provide a valuation for

56 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

a particular investment, or such valuation is deemed unreliable, such investment is fair valued by the Adviser. The Trust may also use third-party service providers to model certain securities to determine fair market value. While the Trust’s use of fair valuation is intended to result in calculation of NAV that fairly reflects values of the Trust’s portfolio securities as of the time of pricing, the Trust cannot guarantee that any fair valuation will, in fact, approximate the amount the Trust would actually realize upon the sale of the securities in question.

Quotes from broker-dealers (i.e., prices provided by a broker-dealer or other market participant, which may or may not be committed to trade at that price), adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Trust’s assets. Quotes from broker-dealers and vendor prices based on broker quotes can vary in terms of depth (e.g., provided by a single broker-dealer) and frequency (e.g., provided on a daily, weekly, or monthly basis, or any other regular or irregular interval). Although quotes from broker-dealers and vendor prices based on broker quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support such quotes. Significant changes in a quote from a broker-dealer would generally result in significant changes in the fair value of the security.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities, and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement.

The Trust may receive other income from investments in senior loan interests, including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Trust and included in interest income on the Trust’s Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Trust’s Statement of Operations at the end of the commitment period.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, (ii) the prime rate offered by one or more major United States banks, (iii) the bank’s certificate of deposit rate, or (iv) the Secured Overnight Financing Rate (“SOFR”). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 57

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Trust’s Schedule of Investments.

The Trust invests in loans and other similar debt obligations (“obligations”). A portion of the Trust’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. The Trust may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. Many new, restructured or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Trust may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Trust is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Trust may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Trust may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(e) Currency Translations

The accounting records of the Trust are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Trust. Foreign investments may also subject the Trust to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Trust does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

58 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time the contract was opened for financial reporting purposes and the value at the time it was closed.

(g) Distributions to Shareholders

The Trust intends to declare and pay monthly distributions to common shareholders. The Trust expects that distributions will generally consist of (i) investment company taxable income expected to be taxed as ordinary income, which includes, among other things, investment income, short-term capital gains and income from certain hedging and interest rate transactions, (ii) long-term capital gains and (iii) return of capital. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed the amount of the Trust’s earnings and profit available for distribution, the excess will be deemed a return of capital. Distributions may be paid by the Trust from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital, which is in effect a partial return of the amount a shareholder invested in the Trust. A return of capital is generally not taxable and would reduce the shareholder’s tax basis in its shares, which would reduce the loss (or increase the gain) on a subsequent taxable disposition by such shareholder of the shares, until such shareholder’s basis reaches zero at which point subsequent return of capital distributions would constitute taxable capital gain to such shareholder. Shareholders receiving a return of capital may be under the impression that they are receiving net investment income or profit when they are not. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

(h) Restricted Cash

If the Trust receives cash collateral in connection with derivative instruments, such amount is presented on the Trust’s Statement of Assets and Liabilities as Segregated cash due to broker. At May 31, 2025, there was no segregated cash due to broker. If the Trust pledges cash collateral with one or more brokers in connection with derivative instruments, such amount is presented on the Trust’s Statement of Assets and Liabilities as Segregated cash due from broker. At May 31, 2025, there was no Segregated cash due from broker.

(i) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, the Trust is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 59

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

margin receipts or payments are received or made by the Trust depending on fluctuations in the fair value of the reference asset or obligation and are recorded by the Trust as unrealized appreciation or depreciation. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by the Trust on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by the Trust are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(j) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Trust realizes a loss in the amount of the cost of the option. When the Trust enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Trust exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Trust exercises a call option, the cost of the security purchased by the Trust upon exercise increases by the premium originally paid.

When the Trust writes (sells) an option, an amount equal to the premium received is entered in that Trust’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Trust enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(k) Indemnifications

Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

(l) Special Purpose Acquisition Companies

The Trust may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the

60 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Trust invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 3 – Derivatives

As part of its investment strategy, the Trust utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Trust’s Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used for investment purposes (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, for diversification purposes, to change the duration of the Trust, for leverage purposes,to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust’s financial position and results of operations.

The Trust utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

To the extent the Trust’s investment strategy consistently involves applying leverage, the value of the Trust’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 61

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

The Trust’s use of leverage, through borrowings or instruments such as derivatives, may cause an investment in the Trust to be more volatile and riskier than if the Trust had not been leveraged.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Trust’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount*
Use	Call	Put
Duration, Hedge	$—	$1,285,349
* Average Notional Amount relates to currency options.

The risk in writing a call option is that the Trust may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Trust may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where the Trust may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, the Trust may be at risk because of the counterparty’s inability to perform.

The following table represents the Trust’s use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge	$—	$1,285,349

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with the Trust’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Trust because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Trust’s Statement of Assets and Liabilities; securities held as collateral are noted on the Trust’s Schedule of Investments.

The following table represents the Trust’s use and volume of futures on a monthly basis:

62 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

	Average Notional Amount
Use	Long	Short
Duration, Hedge	$2,998,759	$—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. If the Trust utilizes centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that the Trust or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Credit default swaps are instruments which allow for the full or partial transfer of third-party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Trust enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Trust if the Trust is selling the credit protection. If the Trust utilizes centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, the Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Trust is selling credit protection, the default of a third-party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 63

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Trust’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Hedge	$ —	$6,719,433

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to seek to hedge or manage exposure to foreign currency risks with portfolio investments or to seek to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Trust may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Trust’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$8,164	$9,924,211

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Trust’s Statement of Assets and Liabilities as of May 31, 2025:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest rate option contracts	Investments in unaffiliated	Options written, at value
issuers, at value
Interest rate futures contracts	Variation margin on futures contracts	—
Currency forward contracts	—	Unrealized depreciation on forward
foreign currency exchange contracts

The following tables set forth the fair value of the Trust’s derivative investments categorized by primary risk exposure at May 31, 2025:

64 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

Asset Derivative Investments Value
Futures	Options	Forward
Interest	Purchased	Foreign
Rate	Interest Rate	Currency	Total Value at
Risk*	Risk	Exchange Risk	May 31, 2025
$ 38,651	$ 44,298	$ —	$ 82,949
Liability Derivative Investments Value
Futures	Options	Forward
Interest	Written	Foreign
Rate	Interest Rate	Currency	Total Value at
Risk*	Risk	Exchange Risk	May 31, 2025
$ —	$ 7,031	$ 148,710	$ 155,741

*	Includes cumulative appreciation (depreciation) of centrally-cleared derivatives contracts as reported on the Trust’s Schedule of Investments. For centrally-cleared derivatives, variation margin is reported within the Trust’s Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Trust’s Statement of Operations for the year ended May 31, 2025:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest rate options contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written
Interest rate futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Credit Rate Swap Agreements	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Trust’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Trust’s Statement of Operations categorized by primary risk exposure for the year ended May 31, 2025:

Realized Gain(Loss) on Derivative Investments Recognized on the Statement of Operations
		Options	Options	Forward
Futures	Swaps	Written	Purchased	Foreign
Interest Rate	Credit Default	Interest	Interest	Currency
Risk	Risk	Risk	Risk	Exchange Risk	Total
$ 79,409	$ (64,582)	$(16,567)	$ (108,729)	$ (333,609)	$(444,078)

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 65

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

Change in Unrealized Appreciation(Depreciation) on Derivative Investments Recognized on the Statement of Operations
		Options	Options	Forward
Futures	Swaps	Written	Purchased	Foreign
Interest Rate	Credit Default	Interest	Interest	Currency
Risk	Risk	Risk	Risk	Exchange Risk	Total
$ 38,651	$ 428	$ 30,990	$ 132,942	$ (89,362)	$113,649

In conjunction with the use of derivative instruments, the Trust is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Trust uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Trust as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Trust’s indirect and direct exposure to foreign currencies subjects the Trust to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Trust may incur transaction costs in connection with conversions between various currencies. The Trust may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Trust may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve heightened risks and risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding

66 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Trust.

Note 4 – Offsetting

In the normal course of business, the Trust enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Trust to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Trust mitigate its counterparty risk, the Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, are reported separately on the Trust’s Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Cash and/ or securities pledged or received as collateral by the Trust in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Trust, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Trust, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Trust from its counterparties are not fully collateralized, contractually or otherwise, the Trust bears the risk of loss from counterparty nonperformance. The Trust attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Trust’s Statement of Assets and Liabilities.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 67

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

			Net Amount	Gross Amounts Not
		Gross Amounts	of Liabilities	Offset in the Statement
	Gross	Offset in the	Presented on	of Assets and Liabilities
	Amounts of	Statement of	the Statement		Cash
	Recognized	Assets and	of Assets and	Financial	Collateral	Net
Instrument	Liabilities[1]	Liabilities	Liabilities	Instruments	Pledged	Amount
Forward foreign
currency
exchange
contracts	$ 148,710	$ —	$ 148,710	$ —	$ —	$148,710
Reverse
Repurchase
Agreements	$ 146,127,516	$ —	$ 146,127,516	$ (146,127,516)	$ —	$ —
[1] Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Trust has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The Trust did not have any deposits held by others in connection with derivative investments as of May 31, 2025.

Note 5 – Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser furnishes office facilities and equipment and provides administrative services on behalf of the Trust, and oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). The Adviser provides all services through the medium of any directors, officers or employees of the Adviser or its affiliates as the Adviser deems appropriate in order to fulfill its obligations. As compensation for these services, the Trust pays the Adviser a fee, payable monthly, at an annual rate equal to 0.60% of the Trust’s average daily Managed Assets (as defined in this report).

Pursuant to an Investment Sub-Advisory Agreement among the Trust, the Adviser and GPIM, GPIM, under the oversight and supervision of the Trust’s Board and the Adviser, manages the investment of the assets of the Trust in accordance with its investment objectives and policies, places orders to purchase and sell securities on behalf of the Trust, and, at the request of the Adviser, consults with the Adviser as to the overall management of the assets of the Trust and its investment policies and practices. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, at an annual rate equal to 0.30% of the Trust’s average daily Managed Assets.

For purposes of calculating the fees payable under the foregoing agreements, “Managed Assets” means the total assets of the Trust, including the assets attributable to the proceeds from financial leverage, including the issuance of senior securities represented by indebtedness (including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper), the issuance of preferred shares, the effective leverage of certain portfolio transactions such as reverse repurchase agreements, dollar rolls and inverse floating rate securities, or any other form of financial leverage, minus liabilities, other than liabilities related to any financial leverage.

If the Trust invests in a fund that is advised by the Adviser or an adviser affiliated with the Adviser, the Adviser has agreed to waive Trust fees to the extent necessary to offset the proportionate share

68 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

of any management fee paid by the Trust with respect to its investment in such fund. Fee waivers will be calculated at the Trust level without regard to any expense cap, if any, in effect for the Trust. Fees waived under this arrangement are not subject to reimbursement. For the year ended May 31, 2025, there were no such fees waived.

Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Adviser or GPIM. The Trust does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

GFIA pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Trust’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Trust’s custodian. As custodian, BNY is responsible for the custody of the Trust’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Trust’s average daily Managed Assets and certain out of pocket expenses.

Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Trust can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent third-party pricing services are used to value a majority of the Trust’s investments. When values are not available from an independent third-party pricing service, they will be

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 69

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Trust’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers (i.e., prices provided by a broker-dealer or other market participant, which may or may not be committed to trade at that price), adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Trust’s assets. Quotes from broker-dealers and vendor prices based on broker quotes can vary in terms of depth (e.g., provided by a single broker-dealer) and frequency (e.g., provided on a daily, weekly, or monthly basis, or any other regular or irregular interval). Although quotes from broker-dealers and vendor prices based on broker quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support such quotes. Significant changes in a quote from a broker-dealer would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from an independent third-party pricing service based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 7 – Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements to seek to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds are invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust’s assets. For the year ended May 31, 2025, the average daily balance for which reverse repurchase agreements were outstanding amounted to $117,729,946. The weighted average interest rate was 4.95%. As of May 31, 2025, there was $146,127,516 (inclusive of interest payable) in reverse repurchase agreements outstanding.

As of May 31, 2025, the Trust had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

70 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
Barclays Capital, Inc.	3.75%*	Open Maturity	$ 1,318,594
BNP Paribas	4.50% - 4.55%*	Open Maturity	2,213,713
BofA Securities, Inc.	3.50% - 4.65%	06/02/25	19,054,673
BofA Securities, Inc.	4.47% - 4.55%*	Open Maturity	3,197,974
Canadian Imperial Bank of Commerce	4.86%*	Open Maturity	3,920,715
Goldman Sachs & Co. LLC	4.55%*	Open Maturity	1,247,231
RBC Capital Markets LLC	4.55% - 4.65%*	Open Maturity	44,969,388
Societe Generale	4.63%*	Open Maturity	362,435
TD Securities (USA) LLC	4.47% - 4.70%*	Open Maturity	69,842,793
Total			$ 146,127,516

*	The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set of reference rate and spread. Rate indicated is the rate effective at May 31, 2025.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of May 31, 2025, aggregated by asset class of the related collateral pledged by the Trust:

	Up to		Greater than	Overnight and
	30 days	31-90 days	90 days	Continuous	Total
Corporate Bonds	$19,054,673	$ —	$ —	$ 52,410,992	$ 71,465,665
Federal Agency Notes	—	—	—	703,136	703,136
Mortgage-Backed Securities	—	—	—	2,791,552	2,791,552
Municipal Bonds	—	—	—	71,167,163	71,167,163
Total reverse repurchase agreements	$19,054,673	$ —	$ —	$127,072,843	$146,127,516
Gross amount of recognized liabilities
for reverse repurchase agreements	$19,054,673	$ —	$ —	$127,072,843	$146,127,516

Note 8 – Borrowings

As of October 11, 2024 the Trust has entered into a $100,000,000 credit facility agreement with a new approved lender (the “Credit Agreement”). Under the terms of the Credit Agreement, the interest rate on the amount borrowed is based on the SOFR plus 85 basis points, and an unused commitment fee of 20 basis points is charged on the difference between the amount available to borrow under the credit agreement and the actual amount borrowed. The Trust had previously entered into a $100,000,000 credit facility agreement with another approved lender, which was terminated in full on November 20, 2024. As of May 31, 2025, there was $0 outstanding in connection with the Trust’s Credit Agreement. The Trust did not have any borrowings on the credit facility during the year ended May 31, 2025. As of May 31, 2025, the total value of securities segregated and pledged as collateral in connection with borrowings was $0.

The Credit Agreement includes customary representations and covenants, including certain limitations on the Trust’s ability to enter into additional indebtedness (subject to customary exclusions), change its investment policies if such change could reasonably be expected to materially and adversely affect the rights and remedies of the counterparty, or pledge to a party other than the counterparty, securities owned or held by the Trust over which the counterparty has a perfected first-priority interest. In addition, the Trust is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 275%, comply with the rules of the stock exchange on which its shares are

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 71

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 9 – Federal Income Tax Information

The Trust intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Trust from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Trust’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Trust’s financial statements. The Trust’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

If the Trust makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s basis (for tax purposes) in its shares, and any distribution in excess of basis will be treated as capital gain. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.

The tax character of distributions paid during the year ended May 31, 2025 was as follows:

	Long-Term
Ordinary Income	Capital Gain	Return of Capital	Total Distributions
$22,485,930	$—	$17,113,656	$39,599,586

The tax character of distributions paid during the year ended May 31, 2024 was as follows:

	Long-Term
Ordinary Income	Capital Gain	Return of Capital	Total Distributions
$19,705,406	$—	$16,017,779	$35,723,185

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of May 31, 2025 were as follows:

72 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

Undistributed	Undistributed	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	(Depreciation)	Other Losses	Total
$—	$—	$(38,041,306)	$(29,701,987)	$(67,743,293)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Trust that may be carried forward and applied against future capital gains. The Trust is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of May 31, 2025, capital loss carryforwards for the Trust were as follows:

		Total
Unlimited		Capital Loss
Short-Term	Long-Term	Carryforward
$(733,468)	$(28,968,519)	$(29,701,987)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swap agreements, paydown reclasses, foreign currency gains and losses, losses deferred due to wash sales, and debt to equity adjustments. Additional differences may result from the “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Statement of Assets and Liabilities as of May 31, 2025 for permanent book/tax differences.

At May 31, 2025, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

			Net Tax
			Unrealized
	Tax Unrealized	Tax Unrealized	Appreciation/
Tax Cost	Appreciation	Depreciation	(Depreciation)
$584,174,932	$11,585,323	$(49,820,514)	$(38,235,191)

Note 10 – Securities Transactions

For the year ended May 31, 2025, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were $101,690,670 and $58,741,488 respectively.

For the year ended May 31, 2025, the cost of purchases and proceeds from sales of government securities were $864,502 and $0 respectively.

The Trust is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 73

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

ensure that any purchase or sale of securities by the Trust from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. For the year ended May 31, 2025, the Trust did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 11 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Trust held unfunded loan commitments as of May 31, 2025. The Trust is obligated to fund these loan commitments at the borrower’s discretion. The Trust reserves against such contingent obligations by designating cash, liquid securities, illiquid securities, and liquid term loans as a reserve. As of May 31, 2025, the total amount segregated in connection with unfunded loan commitments and reverse repurchase agreements was $149,171,462.

The unfunded loan commitments as of May 31, 2025, were as follows:

Borrower	Maturity Date	Face Amount	Value
Cliffwater LLC	3/19/32	$ 30,000	$ —
Datix Bidco Ltd.	10/25/30	123,500	—
Datix Bidco Ltd.	4/25/31	140,000	958
GrafTech Finance, Inc.	11/4/29	180,602	1,241
Integrated Power Services Holdings, Inc.	11/22/28	104,887	261
MB2 Dental Solutions LLC	2/13/31	228,848	2,786
Polaris Newco LLC	6/4/26	1,457,000	43,047
TK Elevator Midco GmbH	1/29/27	1,000,000	—
			$ 48,293

Note 12 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Central Storage Safety Project Trust
4.82% due 02/01/38	02/02/18	$ 6,332,333	$ 5,702,453
Finance Co I SARL / Endo US, Inc.*	04/23/24	2,090	35
Mirabela Nickel Ltd.
due 06/24/19[1]	12/31/13	87,217	482
		$ 6,421,640	$ 5,702,970

* Non-income producing security.

1 Security is in default of interest and/or principal obligations.

Note 13 – Capital

Common Shares

The Trust has an unlimited amount of common shares, $0.01 par value, authorized and 26,973,509 shares issued and outstanding as of May 31, 2025.

Transactions in common shares were as follows:

74 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

	Year Ended	Year Ended
	May 31, 2025	May 31, 2024
Beginning shares	24,801,498	22,979,362
Shares issued through at-the-market offering	2,027,990	1,721,855
Shares issued through dividend reinvestment	144,021	100,281
Ending shares	26,973,509	24,801,498

On April 12, 2023, the Trust’s current shelf registration allowing for the delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to $150,000,000 of common shares. On April 12, 2023, the Trust entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell common shares having an aggregated initial offering price of up to $150,000,000, from time to time, through Cantor Fitzgerald & Co. as agent for the Trust.

As of May 31, 2025, up to $85,781,313 of common shares remained available under the at-the-market sales agreement. For the year ended May 31, 2025, the Trust paid $9,945 for offering costs associated with the at-the market offering, and will be responsible for additional offering costs in the future of up to 0.60% of the offering price of common shares sold pursuant to the shelf registration statement.

The foregoing offering supports the Trust’s asset level and if the Trust does not conduct such offering, it may not be able to maintain historical distribution levels for extended periods of time. There is no guarantee that the Trust will sell all of the common shares available for sale under its shelf registration statement or that there will be any sales of common shares thereunder and, from time to time, the Trust may be unable to sell its common shares under its shelf registration statement.

Note 14 – Segment Reporting

In this reporting period, the Trust adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Trust’s financial position or the results of their operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Officers of the Trust, subject to the oversight and supervision of the Board, serve as the CODM for the Trust.

The Trust represents a single operating segment, as the CODM monitors the operating results of the Trust as a whole and the Trust’s long-term strategic asset allocation is pre-determined in accordance with the Trust’s investment objective which is executed by the Trust’s portfolio managers as a team. The Trust uses a variety of investments to execute its investment strategy. Please refer to Note 2 – Significant Accounting Policies of these Notes to Financial Statements for additional details on the significant accounting policies and investment types used by the Trust. Please refer to the Trust’s Schedule of Investments for a breakdown of the types of investments from which the Trust

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 75

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

generates its returns. Financial information in the form of total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Trust’s comparative benchmarks, among other metrics, and to make resource allocation decisions for the Trust’s single segment, is consistent with that presented within the Trust’s financial statements. Segment assets are reflected on the Trust’s Statement of Assets and Liabilities as “total assets” and significant segment income, expenses, and gain(loss) are listed on the Trust’s Statement of Operations.

Note 15 – Market Risks

The value of, or income generated by, the investments held by the Trust are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting (or perceived to affect) individual companies, or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic conditions), changes in inflation rates or expectations about inflation rates, deflation, adverse investor confidence or sentiment, general outlook for corporate earnings, changing economic, political (including geopolitical), social or financial market conditions, bank failures, increased instability or general uncertainty, extreme weather, environmental or man-made disasters, or geological events, governmental actions, actual or threatened imposition of tariffs (which may be imposed by U.S. and foreign governments) and trade disruptions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, terrorism, actual or threatened wars or other armed conflicts (such as the conflict in the Middle East and the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Different sectors, industries and security types may react differently to such developments. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Trust in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value and liquidity of the Trust’s investments and performance of the Trust.

Note 16 – Subsequent Events

The Trust evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Trust’s financial statements.

76 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	May 31, 2025

To the Shareholders and the Board of Trustees of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Trust”), including the schedule of investments, as of May 31, 2025, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust at May 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2025, by correspondence with the custodian, broker and paying agents; when replies were not received from brokers or paying agents, we performed other auditing procedures.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 77

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM continued	May 31, 2025

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia

July 25, 2025

78 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited)	May 31, 2025

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2026, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2025.

The Trust’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended May 31, 2025, the Trust had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended May 31, 2025, the Trust had the corresponding percentage qualify as interest related dividends as permitted by IRC Section 871(k)(1) . See the qualified interest income column in the table below.

Qualified	Dividend	Qualified
Dividend	Received	Interest
Income	Deduction	Income
1.80%	1.80%	78.68%

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Trust was held on April 3, 2025. Common shareholders voted on the election of Trustees. With regards to the election of the following Trustees by shareholders of the Trust:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Amy J. Lee	20,822,371	329,270	128,820
Sandra G. Sponem	20,821,327	332,515	126,619
Ronald E. Toupin, Jr.	20,890,152	250,272	140,037

The other Trustees of the Trust not up for election in 2025 are Randall C. Barnes, Angela Brock Kyle, Thomas F. Lyndon, Jr., and Ronald A. Nyberg.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 79

OTHER INFORMATION (Unaudited) continued	May 31, 2025

Delaware Statutory Trust Act-Control Share Acquisition

Under Delaware law applicable to the Trust as of August 1, 2022, if a shareholder acquires direct or indirect ownership or power to direct the voting of shares of the Trust in an amount that equals or exceeds certain percentage thresholds specified under Delaware law (beginning at 10% or more of shares of the Trust), the shareholder’s ability to vote certain of these shares may be limited.

Senior Securities

The following table sets forth information about the Trust’s outstanding senior securities as of the end of each fiscal year for the last ten fiscal years. The outstanding senior securities include borrowings from certain financial institutions (“Borrowings”) and, effective August 19, 2022, reverse repurchase agreement transactions. The information in this table for the fiscal years ended 2025, 2024, 2023, 2022 and 2021 has been audited by Ernst & Young LLP, independent registered public accounting firm. The Trust’s audited financial statements, including the report of Ernst & Young LLP thereon and accompanying notes thereto, are included in this annual report to shareholders for the year ended May 31, 2025.

		Total Principal	Asset Coverage
Fiscal Year Ended	Title of Security	Amount Outstanding(1)	Per $1,000 of Principal Amount
May 31, 2025	Reverse Repurchase Agreements	$146,127,516	$3,739
May 31, 2024	Reverse Repurchase Agreements	$119,158,244	$4,212
May 31, 2023	Borrowings; Reverse Repurchase Agreements	$127,052,234	$3,896
May 31, 2022	Borrowings	$0	$0
May 31, 2021	Borrowings	$97,359,544	$5,855
May 31, 2020	Borrowings	$10,509,544	$40,409
May 31, 2019	Borrowings	$44,509,544	$9,891
May 31, 2018	Borrowings	$44,509,544	$9,879
May 31, 2017	Borrowings	$47,509,544	$9,541
May 31, 2016	Borrowings	$61,709,544	$7,576
May 31, 2015	Borrowings	$35,509,544	$12,452

(1)	Principal amount outstanding represents the principal amount as of the end of the relevant fiscal year/period owed by the Trust to lenders under arrangements in place at the time.

Prior to August 19, 2022, as a result of the Trust having earmarked or segregated cash or liquid securities to collateralize reverse repurchase agreement transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the SEC, the Trust did not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act. Effective August 19, 2022, the Trust’s obligations under reverse repurchase agreement transactions are treated as senior securities representing indebtedness for purposes of the 1940 Act.

80 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2025

Summary of Trust Expenses

The following table contains information about the costs and expenses that Common Shareholders will bear directly or indirectly. The table is based on the capital structure of the Trust as of May 31, 2025. The purpose of the table and the example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The following table should not be considered a representation of the Trust’s future expenses. The following table shows estimated Trust expenses as a percentage of average net assets attributable to Common Shares and not as a percentage of Managed Assets.

May 31, 2025
Common Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)(1)	—%
Offering expenses borne by the Trust (as a percentage of offering price)(1)(2)	0.60%
Dividend Reinvestment Plan fees(3)	None

As a Percentage of
Net Assets Attributable
to Common Shares(4)
Annual Expenses
Management Fees(5)	0.82%
Acquired Fund Fees and Expenses(6)	0.00%
Interest expense(7)	1.67%
Other expenses(8)	0.30%
Total annual expenses(9)	2.79%

(1)	In connection with an offering of Common Shares, a supplement to the Trust’s prospectus (“Prospectus Supplement”) will set forth any applicable sales load and the estimated offering expenses borne by the Trust.
(2)	The Adviser has incurred on behalf of the Trust all costs associated with the Trust’s registration statement and any offerings pursuant to such registration statement. The Trust has agreed, in connection with offerings under the Trust’s registration statement, to reimburse the Adviser for offering expenses incurred by the Adviser on the Trust’s behalf in an amount up to the lesser of the Trust’s actual offering costs or 0.60% of the total offering price of the Common Shares sold in such offering.
(3)	Common Shareholders will pay brokerage charges if they direct the Plan Agent to sell Common Shares held in a dividend reinvestment account.
(4)	Based upon average net assets applicable to Common Shares during the fiscal year ended May 31, 2025.
(5)	The Trust pays the Adviser a monthly fee in arrears at an annual rate equal to 0.60% of the Trust’s average daily Managed Assets. The fee shown is based upon outstanding leverage employed through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper, (ii) engaging in reverse repurchase agreements, dollar rolls and economically similar transactions, (iii) investments in inverse floating rate securities, which have the economic effect of leverage, and (iv) the issuance of preferred shares (collectively “Financial Leverage”) of 26.74% of the Trust’s Managed Assets. If Financial Leverage of more than 26.74% of the Trust’s Managed Assets is used, the management fees shown would be higher.
(6)	Acquired Fund Fees and Expenses are estimated based on the fees and expenses borne by the Trust as an investor in other investment companies during the fiscal year ended May 31, 2025.
(7)	Includes interest payments on borrowed funds and interest expense on reverse repurchase agreements. Interest payments on borrowed funds is based upon the Trust’s outstanding Borrowings as of May 31, 2025, which included Borrowings under the Trust’s committed facility agreement in an amount equal to 0% of the Trust’s Managed Assets, at an average interest rate of 0%. Interest expenses

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 81

OTHER INFORMATION (Unaudited) continued	May 31, 2025

on reverse repurchase agreements is based on the Trust’s outstanding reverse repurchase agreements as of May 31, 2025, which included leverage in the form of reverse repurchase agreements in an amount equal to 26.74% of the Trust’s Managed Assets, at a weighted average interest rate cost to the Trust of 4.57%. The actual amount of interest payments and expenses by the Trust will vary over time in accordance with the amount of Borrowings and reverse repurchase agreements and variations in market interest rates.

(8)	Other expenses are estimated based upon those incurred during the fiscal year ended May 31, 2025.
(9)	The Total Annual Expenses in this fee table may not correlate to the expense ratios in the Trust’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Trust and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Trust through its investments in certain underlying investment companies.

Example

As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses” of 2.79% of net assets attributable to Common Shares and (2) a 5% annual return*:

	1 Year	3 Years	5 Years	10 Years
Total Annual Expenses paid by Common Shareholders(1)	$28	$87	$147	$312

*	The example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed and shown. Moreover, the Trust’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the example. The example assumes that all dividends and distributions are reinvested at net asset value.
(1)	The example does not include sales loads or estimated offering costs. In connection with an offering of Common Shares, the Prospectus Supplement will set forth an example including sales load and estimated offering costs.

Market and Net Asset Value Information

The Trust’s currently outstanding Common Shares are listed on the NYSE. The Trust’s Common Shares commenced trading on the NYSE on October 28, 2010.

The Common Shares have traded both at a premium and at a discount in relation to the Trust’s net asset value per share. Although the Common Shares recently have traded at a premium to net asset value, there can be no assurance that this will continue nor that the Common Shares will not trade at a discount in the future. Shares of closed-end investment companies frequently trade at a discount to net asset value. The sale of Common Shares by the Trust (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares.

The following table sets forth, for each of the periods indicated, the high and low closing market prices for the Common Shares on the NYSE, the net asset value per Common Share and the premium or discount to net asset value per Common Share at which the Common Shares were trading. Net asset value is generally determined on each Tuesday that the NYSE is open for business and the last business day of each calendar month.

82 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2025

			Net Asset Value
			per Common Share		Premium/(Discount)
			on Date of Market		on Date of Market
	Market Price		Price High and Low(1)		Price High and Low(2)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
May 31, 2025	$15.90	$14.52	$15.53	$15.08	2.38%	(3.71)%
February 28, 2025	$16.02	$15.00	$15.64	$15.27	2.43%	(1.77)%
November 30, 2024	$18.52	$15,62	$16.21	$15.39	14.25%	1.49%
August 31, 2024	$18.00	$15.71	$15.93	$15.36	12.99%	2.28%
May 31, 2024	$17.11	$15.58	$15.86	$15.21	7.88%	2.43%
February 29, 2024	$17.00	$15.86	$16.11	$15.40	5.52%	2.99%
November 30, 2023	$15.70	$14.35	$15.33	$14.25	2.41%	0.70%
August 31, 2023	$16.89	$14.82	$15.86	$15.16	6.49%	(2.24)%
May 31, 2023	$17.23	$15.89	$16.14	$15.74	6.75%	0.95%

(1) Based on the Trust’s computations.

(2) Calculated based on the information presented. Percentages are rounded.

The reported sale price, net asset value per Common Share and percentage premium to net asset value per Common Share as of May 31, 2025 was $14.93, $14.84 and 0.61%, respectively. The Trust cannot predict whether its Common Shares will trade in the future at a premium to or discount from net asset value, or the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. As of May 31, 2025, 26,973,509 Common Shares of the Trust were outstanding.

Unresolved Staff Comments

The Trust believes that there are no material unresolved written comments, received 180 days or more before May 31, 2025, from the staff of the Securities and Exchange Commission regarding any of its periodic or current reports under the Securities Exchange Act or the Investment Company Act of 1940 or its registration statement.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Trust’s registration statement, the Trust has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Trust usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 83

OTHER INFORMATION (Unaudited) continued	May 31, 2025

Trustees

The Trustees of the Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust and their principal occupations during the past five years:

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:
Randall C. Barnes	Trustee and	Since 2010	Current: Private Investor (2001-present).	127	Current: Advent Convertible and
(1951)	Chair of the	(Trustee)			Income Fund (2005-present); Purpose
	Valuation		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);		Investments Funds (2013-present).
	Oversight	Since 2020	President, Pizza Hut International (1991-1993); Senior Vice President,
	Committee	(Chair of the	Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Former: Guggenheim Energy & Income
		Valuation			Fund (2015-2023); Fiduciary/Claymore
		Oversight			Energy Infrastructure Fund
		Committee)			(2004-2022); Guggenheim Enhanced
Equity Income Fund (2005-2021);
Guggenheim Credit Allocation Fund
(2013-2021).
Angela Brock-Kyle	Trustee	Since 2019	Current: Retired.	126	Current: Hunt Companies, Inc.
(1959)					(2019-present); Mutual Fund Directors
			Former: Founder and Chief Executive Officer, B.O.A.R.D.S. (consulting firm)		Forum (2022-present); Bowhead
			(2013-2023);Senior Leader, TIAA (financial services firm) (1987-2012).		Specialty Holdings Inc.
(2024-present).
Former: Bowhead Insurance GP, LLC
(2020-2024); Guggenheim Energy &
Income Fund (2019-2023); Fiduciary/
Claymore Energy Infrastructure Fund
(2019-2022); Guggenheim Enhanced
Equity Income Fund (2019-2021);
Guggenheim Credit Allocation Fund
(2019-2021); Infinity Property &
Casualty Corp. (2014-2018).

84 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2025

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:
Thomas F. Lydon, Jr.	Trustee and	Since 2019	Current: President, Global Trends Investments (registered investment	126	Current: US Global Investors, Inc.
(1960)	Chair of the	(Trustee)	adviser) (1996-present); Chief Executive Officer, Lydon Media (2016-present).		(GROW) (1995-present); The 2023 ETF
	Contracts				Series Trust (4) (2023-present); The
	Review	Since 2020	Former: Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX		2023 ETF Series Trust II (1)
	Committee	(Chair of the	Group (financial advisor content, research, index and digital distribution		(2023-present).
		Contracts	provider) (2022-2024); Chief Executive Officer, ETF Flows, LLC (financial
		Review	advisor education and research provider) (2019-2023); Director, GDX Index		Former: Guggenheim Energy & Income
		Committee)	Partners, LLC (index provider) (2021-2023).		Fund (2019-2023); Fiduciary/
Claymore Energy Infrastructure Fund
(2019-2022); Guggenheim Enhanced
Equity Income Fund (2019-2021);
Guggenheim Credit Allocation Fund
(2019-2021); Harvest Volatility Edge
Trust (3) (2017-2019).
Ronald A. Nyberg	Trustee and	Since 2010	Current: Of Counsel (formerly Partner), Momkus LLP (law firm) (2016-present).	127	Current: Advent Convertible and
(1953)	Chair of the				Income Fund (2003-present).
	Nominating		Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive
	and		Vice President, General Counsel, and Corporate Secretary, Van Kampen		Former: PPM Funds (2)
	Governance		Investments (1982-1999).		(2018-2024); Endeavor Health
	Committee				(2012-2024); Guggenheim Energy &
Income Fund (2015-2023); Fiduciary/
Claymore Energy Infrastructure Fund
(2004-2022); Guggenheim Enhanced
Equity Income Fund (2005-2021);
Guggenheim Credit Allocation Fund
(2013-2021); Western Asset Inflation-
Linked Opportunities & Income Fund
(2004-2020); Western Asset Inflation-
Linked Income Fund (2003-2020).

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 85

OTHER INFORMATION (Unaudited) continued	May 31, 2025

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:
Sandra G. Sponem	Trustee and	Since 2019	Current: Retired.	126	Current: SPDR Series Trust (85)
(1958)	Chair of the	(Trustee)			(2018-present); SPDR Index Shares
	Audit		Former: Senior Vice President and Chief Financial Officer, M.A.		Funds (25) (2018-present); SSGA
	Committee	Since 2020	Mortenson-Companies, Inc. (construction and real estate development		Active Trust (32) (2018-present).
		(Chair of the	company) (2007-2017).
		Audit			Former: Guggenheim Energy & Income
		Committee)			Fund (2019-2023); Fiduciary/
Claymore Energy Infrastructure Fund
(2019-2022); Guggenheim Enhanced
Equity Income Fund (2019-2021);
Guggenheim Credit Allocation Fund
(2019-2021); SSGA Master Trust (1)
(2018-2020).
Ronald E. Toupin, Jr.	Trustee,	Since 2010	Current: Portfolio Consultant (2010-present); Member, Governing Council,	126	Former: Guggenheim Energy & Income
(1958)	Chair of the		Independent Directors Council (2013-present); Governor, Board of Governors,		Fund (2015-2023); Fiduciary/Claymore
	Board and		Investment Company Institute (2018-present).		Energy Infrastructure Fund
	Chair of the				(2004-2022); Guggenheim Enhanced
	Executive		Former: Member, Executive Committee, Independent Directors Council (2016-2018);		Equity Income Fund (2005-2021);
	Committee		Vice President, Manager and Portfolio Manager, Nuveen Asset Management		Guggenheim Credit Allocation Fund
			(1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice		(2013-2021); Western Asset Inflation-
			President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant		Linked Opportunities & Income Fund
			Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999),		(2004-2020); Western Asset Inflation-
			each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).		Linked Income Fund (2003-2020).

86 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2025

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees***
Interested Trustee:
Amy J. Lee****	Trustee,	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex	126	Former: Guggenheim Energy & Income
(1961)	Vice	(Trustee)	(2018-present); Chief Legal Officer, certain other funds in the Fund Complex		Fund (2018-2023); Fiduciary/Claymore
	President		(2014-present); Vice President, certain other funds in the Fund Complex		Energy Infrastructure Fund
	and Chief	Since 2014	(2007-present); Senior Managing Director, Guggenheim Investments		(2018-2022); Guggenheim Enhanced
	Legal Officer	(Chief Legal	(2012-present).		Equity Income Fund (2018-2021);
		Officer)			Guggenheim Credit Allocation Fund
			Former: President and/or Chief Executive Officer, certain other funds in		(2018-2021).
		Since 2012	the Fund Complex (2017-2019); Vice President, Associate General Counsel
		(Vice President)	and Assistant Secretary, Security Benefit Life Insurance Company and
Security Benefit Corporation (2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.
**	Each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. After a Trustee’s initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he or she serves.

- Messrs. Lydon, Jr. and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Trust’s 2027 annual meeting of shareholders.

- Mr. Toupin, Jr. and Mses. Lee and Sponem are Class III Trustees. Class III Trustees are expected to stand for re-election at the Trust’s 2028 annual meeting of shareholders.

- Mr. Barnes and Ms. Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for re-election at the Trust’s 2026 annual meeting of shareholders.

***	Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Gug-genheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.
****	This Trustee is deemed to be an “interested person” of the Trust under the 1940 Act by reason of her position with the Trust’s Adviser and/or the parent of the Adviser.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 87

OTHER INFORMATION (Unaudited) continued	May 31, 2025

Officers

The Officers of the Guggenheim Taxable Municipal Bond & Investments Grade Debt Trust, who are not Trustees, and their principal occupations during the past five years:

	Position(s)	Term of Office
Name, Address*	Held with	and Length of	Principal Occupation(s)
and Year of Birth	Trust	Time Served**	During Past Five Years
Brian E. Binder	President	Since 2018	Current: Board Member & Chairman of the Board, Guggenheim Credit Income Fund (Dec. 2024-present); President, Mutual Funds
(1972)	and Chief		Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex
	Executive		(2018-present); President, Mutual Funds Boards, and Senior Managing Director, Guggenheim Funds Investment Advisors, LLC and
	Officer		Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member,
Guggenheim Global Investments plc (2022-present).
Former: Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-2024). Senior Managing Director and Chief
Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US
Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American
Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
James M. Howley	Chief	Since 2022	Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer,
(1972)	Accounting		certain other funds in the Fund Complex (2022-present).
Officer, Chief
	Financial		Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen
	Officer, Principal		Investments, Inc. (1996-2004).
Financial and
Accounting Officer,
and Treasurer
Mark E. Mathiasen	Secretary	Since 2010	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex
(1969)	Treasurer		(2016-present).
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments
(1984)	Secretary		(2012-present).

88 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2025

	Position(s)	Term of Office
Name, Address*	Held with	and Length of	Principal Occupation(s)
and Year of Birth	Trust	Time Served**	During Past Five Years
Elisabeth Miller	Chief	Since 2024	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim
(1968)	Compliance		Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).
Officer
Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief
Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager,
Guggenheim Distributors, LLC (2004-2014).
Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van
Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2005-2009).
Jon Szafran	Assistant	Since 2017	Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors
(North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund
Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 89

REPORT OF THE GUGGENHEIM TAXABLE MUNICIPAL BOND &
INVESTMENT GRADE DEBT TRUST (GBAB) BOARD OF TRUSTEES	May 31, 2025

The Board of Trustees (the “Board”) of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Fund”), including the Independent Trustees, unanimously approved the renewal of the investment management agreement (the “Investment Advisory Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) and the investment sub-advisory agreement by and among the Fund, the Adviser and Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) (the “Sub-Advisory Agreement” and together with the “Investment Advisory Agreement,” the “Agreements”).

GFIA and GPIM are each an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”). Guggenheim Partners, GFIA, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.

At meetings held in person on April 15, 2025 (the “April Meeting”) and on May 22, 2025 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Fund, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the FUSE reports is to present the subject fund’s relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. FUSE also made a presentation at the April Meeting.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Committee. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Fund and other funds in the Guggenheim fund complex and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the

90 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

REPORT OF THE GUGGENHEIM TAXABLE MUNICIPAL BOND &
INVESTMENT GRADE DEBT TRUST (GBAB) BOARD OF TRUSTEES continued	May 31, 2025

Fund to recommend that the Board approve the renewal of the Agreements for an additional annual term. Following its review of the Committee’s recommendation, the Board unanimously approved the renewal of the Agreements for the Fund for a one-year period ending August 1, 2026 at a meeting held on May 21-22, 2025 (the “May Board Meeting” and together with the May Meeting, the “May Meetings”) and determined to adopt the Committee’s considerations and conclusions, which follow.

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that, although the Adviser delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and the Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.1 As a result, in evaluating the services provided to the Fund, the Committee did not separately consider the contributions under the Investment Advisory Agreement and the Sub-Advisory Agreement.

The Committee also considered the secondary market support services provided by Guggenheim to the Fund and noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Fund. The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.

The Committee’s review of the services provided by Guggenheim to the Fund included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Fund, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended. In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator,

[1]	Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under the Agreements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 91

REPORT OF THE GUGGENHEIM TAXABLE MUNICIPAL BOND &
INVESTMENT GRADE DEBT TRUST (GBAB) BOARD OF TRUSTEES continued	May 31, 2025

custodian and other service providers to the Fund. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), which oversees the fund administration, accounting and transfer agency services provided to funds in the Guggenheim fund complex, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, GIH Borrower, LLC (“GIHB”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GIHB and its indirect subsidiary Guggenheim Investments Holdings, LLC. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.

Investment Performance: The Committee received data showing, among other things, the Fund’s total return on a net asset value (“NAV”) and market price basis for the ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2024, as well as total return based on NAV since inception. The Committee also received certain performance information as of March 31, 2025. The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group”) and, for NAV returns, performance versus the Fund’s benchmark for the same time periods. The Committee noted that the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe, excluding term funds, and excludes funds that: (i) generally invest less than 50% in taxable municipal securities, including “Build America Bonds”; and (ii) generally employ less than 20% financial leverage. The Committee also considered that the peer group, with three constituent funds, including the Fund, is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting, but that the small size of the group limited the usefulness of the comparisons. In assessing the Fund’s performance, the Committee considered that the Board receives regular reporting from Guggenheim regarding performance and evaluates performance throughout the year.

In addition, the Committee took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim for the since-inception, five-year, three-year and one-year periods ended December 31, 2024, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark, with the Fund’s risk metrics ranked against its peer group. In assessing the foregoing, the Committee considered Guggenheim’s statement that, as of December 31, 2024, the Fund’s returns have exceeded those of the benchmark over the since-inception, five-year and one-year periods. The

92 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

REPORT OF THE GUGGENHEIM TAXABLE MUNICIPAL BOND &
INVESTMENT GRADE DEBT TRUST (GBAB) BOARD OF TRUSTEES continued	May 31, 2025

Committee also noted Guggenheim’s statement indicating that, as of December 31, 2024, the Fund’s risk metrics have consistently been superior to those of peers over the since-inception, five-year and one-year periods, and that the Fund’s risk-adjusted returns also compared favorably to peers, although the peer group is relatively small.

The Committee also considered the Fund’s structure and form of leverage, and, among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2024, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2024 and annualized for the three-year and since-inception periods ended December 31, 2024.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) as a percentage of average managed assets for the latest fiscal year,2 and the Fund’s net effective management fee3 and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the peer group and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees (based on average net assets) and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses), of the peer group. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of the Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure the Fund is able to deliver on shareholder return expectations.

The Committee observed that, although the Fund’s contractual advisory fee based on average managed assets and total net expense ratio (excluding interest expense) based on average net assets were the highest of its peer group, its net effective management fee based on average net assets was at the median of its peer group. The Committee also noted that the peer group consists of only three funds, including the Fund and two peers from two large fund families, which limits its usefulness for comparison.

As part of its evaluation of the Fund’s advisory fee, the Committee considered how such fee compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing registered funds as compared to other types of accounts and differences between managing a closed-end fund as compared to an open-end fund. The Committee also considered Guggenheim’s

[2]	Contractual advisory fee rankings represent the percentile ranking of the Fund’s contractual advisory fee relative to peers assuming that the contractual advisory fee for each fund in the peer group is calculated on the basis of the Fund’s average managed assets.
[3]	The “net effective management fee” for the Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 93

REPORT OF THE GUGGENHEIM TAXABLE MUNICIPAL BOND &
INVESTMENT GRADE DEBT TRUST (GBAB) BOARD OF TRUSTEES continued	May 31, 2025

explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the regulatory, operational, legal and entrepreneurial risks involved with the Fund as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, and the specific circumstances of, the Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2024, gross revenues received, and expenses incurred directly or through allocations, by Guggenheim Investments, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2023 and December 31, 2022. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis. In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and the representation by the Chief Financial Officer of Guggenheim Investments that such methods provided a reasonable basis for determining the profitability of the Adviser with respect to the Fund. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain synergies, such as enhanced visibility of the Adviser and its products and services with the correlative opportunity to increase sales and distribution of these products and services, and other synergies arising from offering a broad spectrum of products and services, including the Fund.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by the Adviser from its relationship with the Fund were appropriate and that the Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to and shared with the shareholders. The Committee considered that advisory fee breakpoints generally are not

94 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

REPORT OF THE GUGGENHEIM TAXABLE MUNICIPAL BOND &
INVESTMENT GRADE DEBT TRUST (GBAB) BOARD OF TRUSTEES continued	May 31, 2025

relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. In addition, the Committee took into account Guggenheim’s belief that given the relative size of the Fund, breakpoints are not appropriate at this time. The Committee also considered the additional shares offered by the Fund through secondary offerings in the past and considered that to the extent the Fund’s assets increase over time (whether through additional periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as Fund fixed costs, become a smaller percentage of overall assets.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the Fund’s advisory fee was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and the Sub-Adviser for the Fund —GFIA and GPIM, respectively— are part of Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not separately evaluate the services provided under the Investment Advisory Agreement and the Sub-Advisory Agreement. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Investment Advisory Agreement. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GIHB and the various entities comprising Guggenheim Investments. The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Investment Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its conclusion of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale” above.)

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 95

REPORT OF THE GUGGENHEIM TAXABLE MUNICIPAL BOND &
INVESTMENT GRADE DEBT TRUST (GBAB) BOARD OF TRUSTEES continued	May 31, 2025

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the renewal of the Agreements is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of their informed business judgment, may afford different weights to different factors.

Following its review of the Committee’s analysis and determinations, the Board adopted the considerations and conclusions of the Committee and determined to approve the renewal of the Agreements.

96 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2025

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator for shareholders in the Trust’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Trust. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

For federal income tax purposes, the Trust generally would be able to claim a deduction for distributions to shareholders with respect to the common shares issued at up to a 5-percent discount from the closing market value pursuant to the Plan.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 97

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	May 31, 2025

amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

98 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST[1] (Unaudited)	May 31, 2025

INVESTMENT OBJECTIVES

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust’s investment objectives will be achieved. The Trust’s investment objectives are considered fundamental and may not be changed without the approval of the holders of the Trust’s common shares of beneficial interest (“Common Shares”).

PRINCIPAL INVESTMENT STRATEGIES AND PORTFOLIO COMPOSITION

Principal Investment Strategies

The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities, including Build America Bonds (“BABs”), and other investment grade, income generating debt securities, including debt instruments issued by non-profit entities (such as entities related to healthcare, higher education and housing), municipal conduits, project finance corporations, and tax-exempt municipal securities.

Duration Management Strategy

“Duration” is a measure of the price volatility of a security as a result of changes in market rates of interest, based on the weighted average timing of a security’s expected principal and interest payments. There is no limit on the remaining maturity or duration of any individual security in which the Trust may invest, nor will the Trust’s portfolio be managed to any duration benchmark prior to taking into account the duration management strategy discussed herein.

The Trust intends to employ investment and trading strategies to seek to maintain the leverage-adjusted portfolio duration to generally less than 15 years. The Adviser may seek to manage the duration of the Trust’s portfolio through the use of derivative instruments, including U.S. treasury swaps, credit default swaps, total return swaps and futures contracts to seek to reduce the overall volatility of the Trust’s portfolio to changes in market interest rates. For example, the Adviser may seek to manage the overall duration through the combination of the sale of interest-rate swaps on the long end of the yield curve (for example a transaction in which the Trust would pay a fixed interest rate on a 30 year swap transaction) with the purchase of an interest-rate swap on the intermediate portion of the yield curve (for example a transaction in which the Trust would receive a fixed interest rate on a ten year swap transaction). In addition, the Trust may invest in short-duration fixed-income securities, which may help to decrease the overall duration of the Trust’s portfolio while also potentially adding incremental yield. The Adviser may seek to manage the Trust’s duration in a flexible and opportunistic manner based primarily on then current market conditions and interest rate levels. The Trust may incur costs in implementing the duration management strategy, but such strategy will seek to reduce the volatility of the Trust’s portfolio. There can be no assurance that the Adviser’s duration management strategy will be successful at any given time in managing the duration of the Trust’s portfolio or helping the Trust to achieve its investment objectives.

[1]	Certain disclosures in this section have been reorganized, enhanced and/or supplemented since the Trust’s prior annual report.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 99

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

Portfolio Composition

In seeking to achieve its investment objective, the Trust will or may ordinarily invest in, among other investment categories, the following categories of investments:

Municipal Securities. The Trust may invest in taxable municipal securities (including BABs) and tax-exempt municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income tax. Municipal securities are often issued by state and local governmental entities to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility or pollution control projects. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing powers of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt.

Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses or to refinance outstanding debt. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Trust also may purchase municipal securities that represent lease obligations, municipal notes, pre-refunded municipal bonds, insured municipal securities, private activity bonds, taxable municipal bonds, bonds issued by special taxing districts, floating rate securities and other related securities and may purchase derivative instruments that create exposure to municipal bonds, notes and securities. The Trust may purchase municipal securities representing a wide range of sectors and issued for a wide range of purposes.

Senior Loans. Senior Loans generally hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate (such as Secured Overnight Funding Rate and other base lending rates used by commercial lenders, plus a premium or credit spread.

Corporate Bonds. Corporate bonds are debt obligations issued by corporations and other business entities and may include corporate bonds rated below investment grade quality. Corporate bonds may be either secured or unsecured.

Municipal Conduit Bonds. Municipal conduit bonds, which are also referred to as private activity bonds or industrial revenue bonds, are issued by state and local governments or other entities

100 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

for the purpose of financing the projects of certain private enterprises. Unlike municipal bonds, municipal conduit bonds are not backed by the full faith, credit or general taxing power of the issuing governmental entity. Rather, issuances of municipal conduit bonds are backed solely by revenues of the private enterprise involved.

Project Finance Instruments. The Trust may invest in instruments related to project finance, which is a type of financing commonly used for infrastructure, industry, and public service projects. In a project finance arrangement, the cash flow generated by the project is used to repay lenders while the project’s assets, rights and interest are held as secondary collateral.

Non-Profit Institutions Debt. The Trust may invest in debt issued by non-profit institutions, including foundations, museums, cultural institutions, colleges, universities, hospitals and healthcare systems.

Floating Rate Securities. The Trust may also invest in floating rate securities issued by special purpose trusts. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). The floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the special purpose trust, the Trust as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the special purpose trust provide for a liquidation of the municipal security deposited in the special purpose trust and the application of the proceeds to pay off the floating rate security. The special purpose trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

Zero Coupon Bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, the Trust would be required to distribute the income on any of these instruments as it accrues, even though the Trust will not receive all of the income on a current basis or in cash. Thus, the Trust may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its Common Shareholders.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 101

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

Private Securities. The Trust may invest in privately issued Income Securities of both public and private companies (“Private Securities”), including those issued on a private placement basis pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, or securities eligible for resale pursuant to Rule 144A thereunder. Private Securities have additional risk considerations in addition to those of comparable public securities, including the availability of financial information about the issuer and valuation and liquidity issues.

Investment Funds. As an alternative to holding investments directly, the Trust may also obtain investment exposure to securities in which it may invest directly by investing up to 20% of its Managed Assets in other investment companies, including U.S. registered investment companies and/or other U.S. or foreign pooled investment vehicles (collectively, “Investment Funds”). Investment Funds do not include structured finance investments, such as asset-backed securities (“ABS”). To the extent that the Trust invests in Investment Funds that invest at least 80% of their total assets in taxable municipal securities and other investment grade, income generating debt securities, including debt instruments issued by non-profit entities (such as entities related to healthcare, higher education and housing), municipal conduits, project finance corporations, and tax-exempt municipal securities, such investment will be counted for purposes of the Trust’s policy of investing at least 80% of its Managed Assets in taxable municipal securities and other investment grade, income generating debt securities. Investments in other Investment Funds (which may be managed by the Adviser, Sub-Adviser and/or their affiliates) involve operating expenses and fees at the Investment Funds level that are in addition to the expenses and fees borne by the Trust and are borne indirectly by holders of Common Shares (“Common Shareholders”).

Synthetic Investments. As an alternative to holding investments directly, the Trust may also obtain investment exposure to investments in which the Trust may invest directly through the use of derivative instruments (including, but not limited to, swaps, options, forwards, notional principal contracts or financial instruments) to seek to replicate, modify or replace the economic attributes associated with an investment in which the Trust may invest directly. To the extent that the Trust obtains indirect investment exposure through the use of the foregoing derivative instruments to investments with economic characteristics similar to taxable municipal securities and other investment grade, income generating debt securities, including debt instruments issued by nonprofit entities (such as entities related to healthcare, higher education and housing), municipal conduits, project finance corporations, and tax-exempt municipal securities, such investments will be counted for purposes of the Trust’s 80% investment policy. The Trust has not adopted any percentage limitation with respect to the overall percentage of investment exposure to taxable municipal securities and other investment grade, income generating debt securities, including debt instruments issued by non-profit entities (such as entities related to healthcare, higher education and housing), municipal conduits, project finance corporations, and tax-exempt municipal securities that the Trust may obtain through the use of derivative instruments.

Strategic Transactions. In addition to those derivatives transactions utilized in connection with the Trust’s duration management strategy, the Trust may, but is not required to, use various portfolio strategies, including derivatives transactions involving interest rate and foreign currency transactions, swaps, options and futures (“Strategic Transactions”), to seek to earn income, facilitate portfolio management and mitigate risks. In the course of pursuing Strategic Transactions, the Trust may purchase and sell exchange-listed and over-the-counter put and call options on securities,

102 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

instruments or equity and fixed-income indices, purchase and sell futures contracts and options thereon, and enter into swap, cap, floor or collar transactions. In addition, Strategic Transactions may also include new techniques, instruments or strategies that are developed or permitted as regulatory changes occur. Successful use of Strategic Transactions depends on the Adviser’s ability to predict correctly market movements, which cannot be assured. Losses on Strategic Transactions may reduce the Trust’s net asset value and its ability to pay distributions if they are not offset by gains on portfolio positions being hedged.

Structured Finance Investments. The Trust may invest in structured finance investments, which are fixed income and other debt securities (“Income Securities”) typically issued by special purpose vehicles that hold income-producing securities (e.g., mortgage loans, consumer debt payment obligations and other receivables) and other financial assets. Structured finance investments are designed to meet certain financial goals of investors. Typically, these investments provide investors with capital protection, income generation and/or the opportunity to generate capital growth. GPIM believes that structured finance investments may provide attractive risk-adjusted returns, frequent sector rotation opportunities and prospects for adding value through security selection. Structured finance investments primarily include (among others):

Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations (“CMOs”), real estate investment trusts (“REITs”) (including debt and preferred stock issued by REITs), and other real estate-related securities. The mortgage-related securities in which the Trust may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates, and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Trust may invest in residential and commercial mortgage-related securities issued by governmental entities (i.e., agency mortgage-related securities) and private issuers (i.e., non-agency mortgage-related securities) including subordinated mortgage-related securities. The underlying assets of certain mortgage-related securities are subject to prepayments, which shorten the weighted average maturity and may lower the return of such securities, and extension, which lengthens expected maturity as payments on principal may occur at a slower rate or later than expected.

Asset-Backed Securities. ABS are a form of structured debt obligation. ABS are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a special purpose vehicle). Collateral assets are brought into a pool according to specific diversification rules. A special purpose vehicle is founded for the purpose of securitizing these payment claims and the assets of the special purpose vehicle are the diversified pool of collateral assets. The special purpose vehicle issues marketable securities that are intended to represent a lower level of risk than an underlying collateral asset individually, due to the diversification in the pool. The redemption of the securities issued by the special purpose vehicle takes place out of the cash flow generated by the collected assets. A special purpose vehicle may issue multiple securities with different priorities to the cash flows generated and the collateral assets. The collateral for ABS may include, among other assets, home equity loans, automobile

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 103

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Trust may invest in these and other types of ABS that may be developed in the future. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available or may be insufficient to support payments on these securities.

Collateralized Debt Obligations. A collateralized debt obligation (“CDO”) is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CBOs and CLOs bear the credit risk of the underlying collateral.

Multiple tranches of securities are issued by the CLO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/ equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. This prioritization of the cash flows from a pool of securities among the several tranches of the CLO is a key feature of the CLO structure. If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO meets or exceeds required collateral coverage levels (or other similar covenants), the remaining funds may be paid to the subordinated (or residual) tranche (often referred to as the “equity” tranche). CLOs are subject to the same risk of prepayment and extension described with respect to certain mortgage-related and ABS.

The Trust may invest in senior, rated tranches as well as mezzanine and subordinated tranches of CLOs. Investment in the subordinated tranche is subject to additional risks. The subordinated tranche does not receive ratings and is considered the riskiest portion of the capital structure of a CLO because it bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in many but not all circumstances.

Risk-Linked Securities. Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event.

Certain Other Investment Practices. The Trust may also engage in certain other investment transactions described herein. The Trust may enter into forward commitments for the purchase or sale of securities. The Trust may enter into transactions on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. The Trust may lend portfolio securities to securities broker-dealers or financial institutions and enter into short sales and repurchase agreements. The Trust may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using similar investment techniques (such as buy backs or dollar rolls).

104 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

GPIM may from time to time utilize a sleeve structure in managing the Trust. In this structure, GPIM implements the Trust’s investment strategies using component sleeves of investments comprising distinct sub-strategies or grouping similar investments in sub-accounts of the Trust that, collectively, comprise the Trust’s overall portfolio and investment strategies. This approach facilitates internal allocations and tracking of investments within a portfolio.

INVESTMENT POLICIES

Under normal market conditions:

•	The Trust invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in taxable municipal securities, including BABs, and other investment grade, income generating debt securities, including debt instruments issued by non-profit entities (such as entities related to healthcare, higher education and housing), municipal conduits, project finance corporations, and tax-exempt municipal securities.
•	The Trust will not invest more than 25% of its Managed Assets in municipal securities of any one state of origin.
•	The Trust will invest at least 50% of its Managed Assets in taxable municipal securities. For purposes of such 50% investment policy, taxable municipal securities means taxable municipal bonds.

Unless otherwise required by applicable law, regulation or stated herein, percentage limitations described above are as of the time of investment by the Trust and could thereafter be exceeded as a result of market value fluctuations of the Trust’s portfolio.

Under normal market conditions, the Trust invests at least 80% of its Managed Assets in securities that, at the time of investment, are investment grade quality. A security is considered investment grade quality if, at the time of investment, it is rated within the four highest letter grades by at least one of the nationally recognized statistical rating organizations (“NRSROs”) (that is Baa3 or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- or better by Standard & Poor’s Ratings Services (“S&P”), Fitch Ratings (“Fitch”), or the equivalent from another NRSRO that rate such security), even if it is rated lower by another, or if it is unrated by any NRSRO but judged to be of comparable quality by the Adviser.

Under normal market conditions, the Trust may invest up to 20% of its Managed Assets in securities that, at the time of investment, are rated below investment grade (that is below Baa3 by Moody’s or below BBB- by S&P, Fitch, or the equivalent from another NRSRO) or are unrated by any NRSRO but judged to be of comparable quality by the Adviser. If NRSROs assign different ratings to the same security, the Trust will use the highest rating for purposes of determining the security’s credit quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “junk bonds.”

The credit quality policies noted above apply only at the time a security is purchased, and the Trust is not required to dispose of a security in the event that an NRSRO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Adviser may consider such factors as the Adviser’s assessment of the credit quality of the issuer

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 105

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other NRSROs.

NRSROs are private services that provide ratings of the credit quality of debt obligations. Ratings assigned by an NRSRO are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. NRSROs may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays an NRSRO for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also independently evaluates these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities, the Trust’s ability to achieve its investment objectives will be more dependent on the Adviser’s credit analysis than would be the case when the Trust invests in rated securities.

These policies may be changed by the Board of Trustees of the Trust (the “Board of Trustees”). If the Trust’s policy with respect to investing at least 80% of its Managed Assets in taxable municipal securities and other investment grade, income generating debt securities, including debt instruments issued by non-profit entities (such as entities related to healthcare, higher education and housing), municipal conduits, project finance corporations, and tax-exempt municipal securities changes, the Trust will provide shareholders at least 60 days’ prior notice before implementation of the change.

USE OF LEVERAGE

The Trust may employ leverage through: (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), (ii) engaging in reverse repurchase agreements, dollar rolls and economically similar transactions, (iii) investments in inverse floating rate securities, which have the economic effect of leverage, and (iv) the issuance of preferred shares (“Preferred Shares”) (collectively, “Financial Leverage”). The Trust has no present intention to issue Preferred Shares. The Trust may utilize leverage up to the limits imposed by the Investment Company Act of 1940 (the “1940 Act”).

Under the 1940 Act, the Trust may not incur Indebtedness if, immediately after incurring such Indebtedness, the Trust would have asset coverage (as defined in the 1940 Act) of less than 300% (i.e., for every dollar of Indebtedness outstanding, the Trust is required to have at least three dollars of assets). Under the 1940 Act, the Trust may not issue Preferred Shares if, immediately after issuance, the Trust would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of Indebtedness plus Preferred Shares outstanding, the Trust is required to have at least two dollars of assets). The Trust may also borrow in excess of such limit for temporary purposes such as the settlement of transactions. However, under current market conditions, the Trust currently expects to utilize Financial Leverage through Indebtedness and/or reverse repurchase agreements, such that the aggregate amount of Financial Leverage is not expected to exceed 33 1/3% of the Trust’s Managed Assets (including the proceeds of such Financial Leverage) (or 50% of net assets).

The Trust has entered a committed credit facility through which Bank of America, N.A. allows the Trust to borrow up to $100 million initially (which amount of permissible borrowings under the may

106 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

be increased or decreased from time to time). As of May 31, 2025, there was approximately $0 in borrowings outstanding under the committed facility agreement, representing approximately 0% of the Trust’s Managed Assets as of such date, and there was approximately $146,127,516 in reverse repurchase agreements outstanding, representing approximately 26.7% of the Trust’s Managed Assets as of such date.

Although the use of Financial Leverage by the Trust may create an opportunity for increased total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value and market price of, and dividends on, the Common Shares. To the extent the Trust increases its amount of Financial Leverage outstanding, it will be more exposed to these risks. The cost of Financial Leverage, including the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, is borne by Common Shareholders, which may result in a reduction of net asset value of the Common Shares. To the extent the Trust increases its amount of Financial Leverage outstanding, the Trust’s annual expenses as a percentage of net assets attributable to Common Shares will increase.

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements (as described below). Under a reverse repurchase agreement, the Trust would sell securities or other assets and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Trust expenses associated with the repurchase agreement, that the market value of the securities or other assets sold by the Trust may decline below the price at which the Trust is obligated to repurchase such securities and that the securities may not be returned to the Trust. There is no assurance that reverse repurchase agreements can be successfully employed. In connection with reverse repurchase agreements, the Trust will also be subject to counterparty risk with respect to the purchaser of the securities. In the event of the insolvency of the counterparty to a reverse repurchase agreement, recovery of the securities or other assets sold by the Trust may be delayed. The counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Trust exceeds the repurchase price payable by the Trust; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities or other assets transferred to another party or the securities or other assets in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the NAV of the Common Shares.

The Trust’s use of leverage through reverse repurchase agreements, dollar rolls and economically similar transactions will be included when calculating the Trust’s Financial Leverage and therefore will be limited by the Trust’s maximum overall Financial Leverage levels approved by the Board of Trustees, if any, and may be further limited by the applicable requirements of the Securities and Exchange Commission (the “SEC”) discussed herein.

In addition, the Trust may engage in certain derivatives transactions that have economic characteristics similar to leverage. Subject to Rule 18f-4, the Trust’s obligations under such transactions will not be considered indebtedness for purposes of the 1940 Act but the Trust’s use of such transactions may be limited by the applicable requirements of the SEC.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 107

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

The Adviser anticipates that the use of Financial Leverage may result in higher total return to the Common Shareholders over time; however, there can be no assurance that the Adviser’s expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of Financial Leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. The costs associated with the issuance of Financial Leverage will be borne by Common Shareholders, which will result in a reduction of net asset value of the Common Shares. The fee paid to the Adviser will be calculated on the basis of the Trust’s Managed Assets, including proceeds from Financial Leverage, so the fees paid to the Adviser will be higher when Financial Leverage is utilized.

Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee. If applicable, the maximum level of and types of Financial Leverage used by the Trust will be approved by the Board of Trustees. There can be no assurance that a leveraging strategy will be utilized or, if utilized, will be successful.

Investments in Investment Funds frequently expose the Trust to an additional layer of Financial Leverage, and thus, increase the Trust’s exposure to leverage risks.

TEMPORARY INVESTMENTS

At any time when a temporary posture is believed by GPIM to be warranted (a “temporary period”), the Trust may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those investments. The Trust may not achieve its investment objectives during a temporary period or be able to sustain its historical distribution levels.

PRINCIPAL RISKS OF THE TRUST

Investment in the Trust involves special risk considerations, which means investors could lose money, including all or part of their investment in the Trust. The Trust’s principal risks are summarized below. The Trust is designed as a long-term investment and not as a trading vehicle. The Trust’s performance and the value of its investments will vary in response to changes in interest rates, inflation and other market and economic factors, among others. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Trust.

The fact that a particular risk is not indicated as a principal risk does not mean that the Trust is prohibited from investing its assets in securities or investments that give rise to that risk and because a risk is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

An investment in the Trust is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency.

Not a Complete Investment Program

An investment in the Common Shares of the Trust should not be considered a complete investment program. The Trust is intended for long-term investors seeking current income and capital appreciation. An investment in the Trust is not meant to provide a vehicle for those who wish to play

108 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

short-term swings in the market. Each Common Shareholder should take into account the Trust’s investment objectives as well as the Common Shareholder’s other investments when considering an investment in the Trust. Before making an investment decision, a prospective investor should consider (i) the suitability of an investment in the Trust with respect to his or her investment objectives and personal situation and (ii) other factors, such as his or her personal net worth, income and income needs, age, risk tolerance and liquidity needs.

Investment and Market Risk

An investment in the Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. During periods of adverse economic, financial, market, geopolitical, labor and public health conditions, the risks associated with an investment in Common Shares may be heightened. Periods of market stress and volatility of financial markets, including potentially extreme stress and volatility caused by the events described below or similar circumstances, can expose the Trust to greater market risk than normal, possibly resulting in greatly reduced liquidity, longer than usual trade settlement periods, increased volatility and increased difficulty in valuing the Trust’s assets. Such developments may also impact the work forces and processes of the Trust’s service providers and heighten the risks to which they are subject. In addition to risks specifically related to a particular issuer, the Trust’s investments may also decline in value or otherwise be adversely affected due to general market conditions that are not specifically related to a particular issuer, such as real or perceived economic conditions, changes in interest or currency rates or changes in investor sentiment or market outlook generally.

An investment in the Common Shares represents an indirect investment in the securities owned by the Trust. The value of, or income generated by, the investments held by the Trust are subject to the possibility of frequent, significant, rapid and/or unpredictable fluctuation, and loss. The value of certain asset classes (e.g., those traded on exchanges) tends to fluctuate more dramatically over the shorter term than the value of other asset classes. These movements may result from factors affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, general outlook for corporate earnings, changing economic, political (including geopolitical), social or financial market conditions, bank failures, tariffs and trade disruptions, recession, changes in currency rates, increased instability or general uncertainty, environmental, natural or other disasters extreme weather, or geological events, governmental or quasi-governmental actions, cyber attacks, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, terrorism, actual or threatened wars or other armed conflicts (such as the escalated conflict in the Middle East and the ongoing Russia-Ukraine conflict and the risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar types of events, each of which may be temporary or last for extended periods. For example, the risks of a borrower’s default or bankruptcy or non¬payment of scheduled interest or principal payments from senior floating rate interests held by the Trust are especially acute under these conditions. Furthermore, interest rates may change and bond yields may fall as a result of types of events, including responses by governmental entities to such events, which would magnify the Trust’s fixed-income instruments’ susceptibility to interest rate risk and diminish their yield and performance. Moreover, the Trust’s investments in ABS are subject to many of the same risks that are applicable to investments in securities generally, including interest rate risk, credit risk, foreign currency risk, below-investment

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 109

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

grade securities risk, leverage risk, prepayment and extension risks and regulatory risk, which would be elevated under the foregoing circumstances.

Moreover, changing economic, political, social, geopolitical or financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Trust in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets. As a result, there is an increased risk that geopolitical and other events will disrupt economies and markets globally. For example, local or regional armed conflicts have led to significant sanctions by the United States, Europe and other countries against certain countries (as well as persons and companies connected with certain countries) and led to indirect adverse regional and global market, economic and other effects. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. During a general downturn in the securities markets or economies, multiple asset classes may decline in value simultaneously even if the performance of those asset classes is not otherwise historically correlated.

In addition, adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affect the Trust’s performance. For example, developments in the banking or financial services sectors (or one or more companies operating in these sectors) could adversely impact a wide range of companies and issuers. These types of adverse developments could negatively affect the Trust’s performance or operations.

Different sectors, industries and security types may go through different cycles of under-performance and out-performance and therefore react differently to the types of adverse developments discussed above and, when the market performs well, there is no assurance that the Trust’s investments will increase in value along with the broader markets. The Trust’s investments may underperform general securities markets or other investments, particularly during such periods. The fewer the number of issuers in which the Trust invests and/or the greater the use of leverage, the greater the potential volatility in the Trust’s portfolio. GPIM potentially could be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, which have also resulted in impediments to the normal functioning of workforces, including personnel and systems of the Trust’s service providers and market intermediaries.

The domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. budget and deficit reduction plan, including related agency or departmental actions and uncertainty related to the debt ceiling, and foreign policy tensions with

110 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

foreign nations, including embargoes, tariffs, sanctions and other similar developments, have in the past resulted, and may in the future result, in developments that present additional risks to the Trust’s investments and operations. For example, U.S. federal government shutdowns, U.S. foreign policy, the threat or actual imposition of tariffs, deficit levels and any reduction plans and other federal government initiatives, or U.S. economic policies and any related domestic and/ or geopolitical tensions may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Market, economic and other disruptions could also prevent the Trust from executing its investment strategies and processes in a timely manner. Changes or disruptions in market conditions also may lead to increased regulation of the Trust and the instruments in which the Trust may invest, which may, in turn, affect the Trust’s ability to pursue its investment objective and the Trust’s performance.

Many economies and markets may experience, and have experienced in recent periods, high inflation rates. In response to such inflation, governmental and quasi-governmental authorities have implemented significant fiscal and monetary policies, such as increasing interest rates and quantitative tightening (reduction of money available in the market), and could take these or other measures in the future. Such interventions (or their reversal) may not be effective and could lead to increased market volatility and adverse economic conditions.

It may be difficult for the market to assess the immediate impact of an event on an issuer or security due to uncertainty that may surround such events; the impact of such an event on a security’s valuation may be delayed. At any point in time, your Common Shares may be worth less than your original investment, even after including the reinvestment of Trust dividends and distributions.

Management Risk

The Trust is subject to management risk because it is actively managed. GPIM will apply investment techniques and risk analysis in making investment decisions for the Trust, but there can be no guarantee that these will produce the desired results. The Trust’s allocation of its investments across various asset classes and sectors may vary significantly over time based on GPIM’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Trust, as well as the overall risk profile of the Trust’s portfolio, may vary over time. The ability of the Trust to achieve its investment objective depends, in part, on GPIM’s investment decisions and the ability of GPIM to allocate effectively the Trust’s assets among multiple investment strategies, Investment Funds and investments and asset classes. Although GPIM considers several factors when making investment decisions, GPIM may not evaluate every factor prior to investing in an issuer or security or disposing of an investment, and GPIM may determine that certain factors are more significant than others. There can be no assurance that the actual allocations will be effective in achieving the Trust’s investment objective or that an investment strategy or Investment Fund or investment will achieve its particular investment objective.

Distribution Risk

The Trust intends to declare and pay monthly distributions to common shareholders. The Trust expects that distributions will generally consist of (i) investment company taxable income expected to be taxed as ordinary income, which includes, among other things, investment income, short-term capital gains and income from certain hedging and interest rate transactions, (ii) long-term capital gains and (iii) return of capital. Any net realized long-term capital gains are distributed annually to

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 111

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

Common Shareholders. To the extent distributions exceed the amount of the Trust’s earnings and profit available for distribution, the excess will be deemed a return of capital. Distributions may be paid by the Trust from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital, which is in effect a partial return of the amount a shareholder invested in the Trust. A return of capital is generally not taxable and would reduce the shareholder’s tax basis in its shares, which would reduce the loss (or increase the gain) on a subsequent taxable disposition by such shareholder of the shares, until such shareholder’s basis reaches zero at which point subsequent return of capital distributions would constitute taxable capital gain to such shareholder. This may cause the shareholder to pay taxes even if such shareholder sells shares for less than the original price. The Trust’s distribution policy, rate of distributions on the Common Shares and the portion of distributions composed of net investment income, realized capital gain and return of capital may vary over time. Shareholders receiving a return of capital may be under the impression that they are receiving net investment income or profit when they are not. Shareholders should not assume that the source of a return of capital distribution from the Trust is net income or profit. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

The Trust’s at-the-market offering supports the Trust’s asset level and if the Trust does not conduct such offering, it may not be able to maintain historical distribution levels for extended periods of time.

Municipal Securities Risk

Municipal securities are subject to a variety of risks generally associated with investments in debt instruments, including credit, interest rate, prepayment, liquidity, and valuation risks as well as risks specific to municipal securities, and can be more volatile than other investments. Taxable municipal securities are subject to similar risks as tax-exempt municipal securities. The ability of issuers of municipal securities to pay their obligations can be adversely affected by, among other developments or events, (i) unfavorable legislative, tax, political or other developments or events, including extreme weather conditions, natural or man-made disasters and public health conditions, (ii) changes in the economic and fiscal conditions of issuers of municipal securities or the federal government (in cases where it provides financial support to such issuers), and (iii) litigations involving such issuers. In addition, the values of, and income generated by, municipal securities may fully or partially depend on a specific revenue or tax source, such as the taxing authority or revenue of a local government (which may be limited by provisions of state constitutions or laws), the credit of an issuer of municipal securities (which will depend on many factors, including the entity’s tax base and revenue sources, the extent to which the entity relies on federal or state aid and other factors which are beyond the entity’s control), or the current or anticipated revenues from a specific project. Developments adversely affecting such sources, such as economic, social or public health conditions, would negatively impact the cash flows of such sources and, in turn, municipal securities fully or partially backed by such sources. Moreover, the income, value and/or risk of municipal securities is often correlated to specific project or other revenue sources (such as taxes), which can be negatively affected by, among other things, demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents or property values resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties, revenues or goods or services.

112 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

To the extent the Trust invests a substantial portion of its assets in municipal securities issued by issuers in a particular state or municipality or that finance similar projects, the Trust will be particularly sensitive to developments and events adversely affecting such state or municipality or with respect to a particular project or similar projects, such as economic, political and business conditions. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects (such as education, health care, transportation, housing and utilities), conditions in these industries can significantly affect the overall municipal market, including proposed federal, state or local legislation involving the financing of, or declining markets or needs for, such projects. The risk of loss to the Trust would be heightened to the extent that the Trust invests a substantial portion of its portfolio in municipal securities backed by current or anticipated revenues from a specific or similar project or assets, which can be negatively affected by the discontinuance of taxation or reduction of revenue supporting the project or assets.

Municipal securities that are insured may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole.

The Trust’s vulnerability to potential losses associated with such developments may be reduced through investment in municipal securities that feature credit enhancements (such as bond insurance). However, municipal securities that are insured may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Although insurance may reduce the credit risk of a municipal security, it does not protect against fluctuations in the value of the Trust’s shares caused by market changes. It is important to note that, although insurance may increase the credit safety of investments held by the Trust, it decreases the Trust’s yield as the Trust may pay for the insurance directly or indirectly. In addition, while the obligation of a municipal bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that insurers will meet their claims. A higher-than-anticipated default rate on municipal bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.

Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance. Additionally, the amount of publicly available information about certain municipal securities and their risks is generally less than that for corporate equities or bonds, and the investment performance of the Trust’s municipal securities investments, and their risks, may therefore be more dependent on the analytical abilities of the Adviser than its investment in certain other securities. Information related to municipal securities and their risks may be provided by the municipality itself, which may be limited or inaccurate. The secondary market for municipal securities, particularly below-investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust’s ability to sell such securities at prices approximating those at which the Trust may currently value them.

Investments in municipal securities are subject to risks associated with the financial health of the issuers of such securities or the revenue associated with underlying projects or other sources. For example, social, political, economic, market or public health conditions can, and have at times, significantly stressed the financial resources of many municipalities and other issuers of municipal securities, which may adversely affect their ability to meet their financial obligations and the value or liquidity of the Trust’s investments in municipal securities. The value of municipal securities and

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 113

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

financial condition of issuers of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out or reduction of federal programs providing financial support. A number of municipal issuers, in the past, have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of issuers of municipal securities may occur in the future and the financial condition of such issuers may decline quickly. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid and other factors which are beyond the entity’s control. In addition, laws enacted or that may be enacted in the future by governmental authorities could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes.

Moreover, as a result of economic, market and other factors, there could be reduced tax or other revenue available to issuers of municipal securities and, in turn, increased budgetary and financial pressure on the municipality and other issuers of municipal securities, which could increase the risks associated with municipal securities of such issuer. As a result, the Trust’s investments in municipal obligations or other securities may be subject to heightened risks relating to the occurrence of such developments. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled.

Legislative or regulatory developments may result in changes to the laws relating to municipal bankruptcies and the taxation of tax-exempt municipal securities, which may adversely affect the Trust’s investments in municipal securities and tax-exempt municipal securities, respectively.

When-Issued and Delayed Delivery Transactions Risk

Securities purchased on a when-issued or delayed delivery basis may expose the Trust to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Trust generally will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Debt Instruments Risk

The value of the Trust’s investments in debt instruments (including bonds issued by non-profit entities, municipal conduits and project finance corporations) depends on the continuing ability of the debt issuers to meet their obligations for the payment of interest and principal when due. The ability of debt issuers to make timely payments of interest and principal can be affected by a variety of developments and changes in legal, political, economic and other conditions. For example, litigation, legislation or other political events, local business or economic conditions or the bankruptcy of an issuer could have a significant effect on the ability of the issuer to make timely payments of principal and/or interest.

114 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

Investments in debt instruments present certain risks, including credit, interest rate, liquidity and prepayment risks. Issuers that rely directly or indirectly on government funding mechanisms or non¬profit statutes, may be negatively affected by actions of the government, including reductions in government spending, increases in tax rates, and changes in fiscal policy.

The value of a debt instrument may decline for many reasons that directly relate to the issuer, such as a change in the demand for the issuer’s goods or services, or a decline in the issuer’s performance, earnings or assets. In addition, changes in the financial condition of an individual issuer can affect the overall market for such instruments.

Municipal Conduit Bond Risk

Municipal conduit bonds, also referred to as private activity bonds or industrial revenue bonds, are bonds issued by state and local governments or other entities for the purpose of financing the projects of certain private enterprises. Unlike some municipal bonds, municipal conduit bonds are not backed by the full faith, credit or general taxing power of the issuing governmental entity. Rather, issuances of municipal conduit bonds are backed solely by revenues of the private enterprise involved. Therefore, in addition to being subject to the general risks associated with municipal securities, municipal conduit bonds are subject to heightened credit risk, as the private enterprise involved can have a different credit profile than the issuing governmental entity. Municipal conduit bonds may be negatively impacted by conditions affecting either the general credit of the private enterprise or the project itself. Factors such as competitive pricing, construction delays, or lack of demand for the project could cause project revenues to fall short of projections, and defaults could occur. Municipal conduit bonds tend to have longer terms and thus are more susceptible to interest rate risk.

Corporate Bond Risk

Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with Income Securities, among other risks. The market value of a corporate bond generally is expected to rise and fall inversely with interest rates and be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Depending on the nature of the seniority provisions, a senior corporate bond may be junior to other credit securities of the issuer. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument or at all. Corporate bonds of below-investment grade quality are often high risk

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 115

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments and other developments.

Project Finance Risk

Project finance is a type of financing commonly used for infrastructure, industry, and public service projects. In a project finance arrangement, the cash flow generated by the project is used to repay lenders while the project’s assets, rights and interest are held as secondary collateral. In addition to the general risks associated with municipal securities, investors involved in project finance face heightened technology risk, operational risk, and market risk because the cash flow generated by the project, rather than the revenues of the company behind the project, will repay investors. In addition, because of the project-specific nature of such arrangements, the Trust face the risk of loss of investment if the company behind the project determines not to complete it.

Risks of Investing in Debt Issued by Non-Profit Institutions

Investing in debt issued by non-profit institutions, including foundations, museums, cultural institutions, colleges, universities, hospitals and healthcare systems, involves different risks than investing in municipal bonds. Many non-profit entities are tax-exempt under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), and risk losing their tax-exempt status if they do not comply with the requirements of that section. There is a risk that Congress or the IRS could pass new laws or regulations changing the requirements for tax-exempt status, which could result in a non-profit institution losing such status. Additionally, non-profit institutions that receive federal and state appropriations face the risk of a decrease in or loss of such appropriations and such decreases or losses may result from efforts by the federal government to reduce the national budget deficit or by other federal government fiscal policy changes.

Hospitals and healthcare systems are highly regulated at the federal and state levels and face burdensome state licensing requirements. There is a risk that a state could refuse to renew a hospital’s license or that the passage of new laws or regulations, especially changes to Medicare or Medicaid reimbursement, could inhibit a hospital from growing its revenues. Hospitals and healthcare systems also face risks related to increased competition from other health care providers; increased costs of inpatient and outpatient care; and increased pressures from managed care organizations, insurers, and patients to cut the costs of medical care.

There is a risk that non-profit institutions relying on philanthropy and donations to maintain their operations will receive less funding during economic downturns or other periods of adverse market, economic or political conditions.

Taxable Municipal Securities Risk

Taxable municipal securities are subject to the general risks associated with municipal securities. While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to state and/or local income tax. Additionally, litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal securities to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are

116 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can adversely affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can adversely affect the overall municipal market.

Build America Bonds Risk

BABs were an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through issuance of tax-free municipal bonds. The BABs market is smaller and less diverse than the broader municipal securities market. In addition, because the relevant provisions of the American Recovery and Reinvestment Act of 2009 were not extended, bonds issued after December 31, 2010 cannot qualify as BABs. It is uncertain whether Congress will renew the program to permit issuance of new BABs. As a result, the number of available BABs is limited, which may negatively affect the value of the BABs. In addition, there can be no assurance that BABs will be actively traded. It is difficult to predict the extent to which a market for such bonds will continue, meaning that BABs may experience greater illiquidity than other municipal obligations.

Because issuers of direct payment BABs held in the Trust’s portfolio receive reimbursement from the U.S. Treasury with respect to interest payments on the bonds, there is a risk that those municipal issuers will not receive timely payment from the U.S. Treasury and may be unable to make the required interest payments on the BABs.

Under the sequestration process under the Budget Control Act of 2011, automatic spending cuts that became effective on March 1, 2013 reduced the federal subsidy for BABs and other subsidized taxable municipal bonds. In addition, pursuant to the requirements of the Balanced Budget and Emergency Deficit Control Act of 1985, as amended, refund payments issued to and refund offset transactions for BABS are subject to sequestration. The subsidy payments have been reduced from time to time. There is a possibility that these federal subsidies could be further reduced or eliminated in the future. To the extent the federal subsidies are reduced or eliminated, there is a risk that issuers of BABs could redeem bonds prior to their stated maturities, including after any reduction in the subsidy has ended. The Trust cannot predict future reductions in the federal subsidy for BABs.

Furthermore, it is possible that a municipal issuer may fail to comply with the requirements to receive the direct pay subsidy. In addition, the Code contains a general offset rule (the “IRS Offset Rule”) which allows for the possibility that subsidy payments to be received by issuers of BABs may be subject to offset against amounts owed by them to the federal government. Moreover, the Internal Revenue Service (the “IRS”) may audit the issuers of BABs and such audits may, among other things, examine the price at which BABs were initially sold to investors. If the IRS concludes that a BAB was mispriced based on its audit, it could disallow all or a portion of the interest subsidy received by the issuer of the BAB. The IRS Offset Rule and the disallowance of any interest subsidy as a result of an IRS audit could potentially adversely affect a BABs issuer’s credit rating and adversely affect the issuer’s ability to repay or refinance BABs. This, in turn, could adversely affect the ratings and value of the BABs held by the Trust and the Trust’s net asset value. The IRS has withheld subsidies from several states and municipalities and may do so in the future.

BABs involve similar risks as traditional municipal bonds, including credit, interest rate and market risk. Because certain states were heavy issuers of BABs, the Trust may have a greater exposure

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 117

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

to the economic or other factors affecting such states than a more diversified national municipal bond fund. BABs may be subject to greater reinvestment risk, as BABs with attractive above-market purchase yields mature or are called.

Income Risk

The income investors receive from the Trust is based primarily or in part on the interest it earns from its investments in Income Securities, which can vary widely over the short- and long-term. If prevailing market interest rates drop, investors’ income from the Trust could drop as well. The Trust’s income could also be affected adversely when prevailing short-term interest rates increase and the Trust is utilizing leverage, although this risk may be mitigated to the extent the Trust invests in floating-rate obligations, or when an issuer defaults, among other adverse developments.

Income Securities Risk

In addition to the risks discussed above, Income Securities (notably the value and income of such investments), including high-yield bonds, are subject to certain risks, including:

Issuer Risk. The value of Income Securities may decline for a number of reasons which directly relate to the issuer, such as management performance, the issuer’s overall level of debt, reduced demand for the issuer’s goods and services, historical and projected earnings, and the value of its assets.

Spread Risk. Spread risk is the risk that the market price can change due to the difference (or “spread”) between the yield of a security and the yield of a benchmark increasing, which causes the value of the security to fall. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security or other market-specific credit concerns, or general reductions in risk tolerance.

Credit Risk. The Trust could lose money if the issuer or guarantor of a debt instrument, a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities or other instruments) or other obligor to the Trust is unable or unwilling, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be unable or unwilling, to pay interest or repay principal on time or defaults or otherwise fails to meet its obligations. This risk is heightened during adverse economic conditions and in market environments where interest rates are changing, notably when rates are rising or when refinancing obligations becomes more challenging. If an issuer fails to pay interest, the Trust’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument and income generated by the instrument likely would fall and the Trust could lose money, including potentially the entire value of the investment. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer or guarantor deteriorates. This risk is especially acute with respect to below-investment grade debt instruments (commonly referred to as “high yield” or “junk” bonds) and unrated high risk debt instruments , whose issuers are particularly susceptible to fail to meet principal or interest obligations. Issuers of unrated securities, municipal issuers with significant debt services requirements in the near- to mid-term and issuers with less capital and liquidity to absorb additional expenses may have greater credit risk.

Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition, the value of its assets, prospective earnings, demands for its goods and services or be adversely affected

118 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, guarantor or counterparty, leading to greater volatility in the price of the instrument and in shares of the Trust. Although credit quality rating may not accurately reflect the true credit risk or liquidity risk of an instrument (e.g., an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk), credit quality (and credit risks) may change over time and a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s value, price volatility and liquidity and make it more difficult for the Trust to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened in market environments where interest rates are changing, notably when rates are rising. In addition, under adverse market or economic conditions, an increasing number of issuers may be unprofitable, have little cash on hand and/ or unable to pay the interest owed on their debt obligations and the number of such issuers may increase if demand for their goods and services falls, borrowing costs rise due to governmental action or inaction or other reasons.

The degree of credit risk depends on the particular instrument, the adequacy or lack of collateral or credit enhancements and the financial condition of the issuer, guarantor (including the guarantor of the collateral or credit enhancements, if any) or counterparty and terms of the obligation, which are often reflected in its credit quality, and may change over time. A credit quality rating is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating is considered to have a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating is considered to have a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and therefore do not necessarily represent an issuer’s actual financial condition or the volatility and liquidity of the security and do not reflect market risk. Credit ratings are subject to change. The downgrade of the credit rating of a security or of the issuer of a security held by the Trust may decrease its value and liquidity, potentially suddenly and significantly. Measures such as “average credit quality” may not accurately reflect the credit risk of the Trust.

If an issuer, guarantor or counterparty declares bankruptcy or is declared bankrupt, the Trust would be adversely affected in its ability to receive principal or interest owed or otherwise to enforce the financial obligations of the other party. The Trust may be subject to increased costs associated with the bankruptcy process and experience losses as a result of the deterioration of the financial condition of the issuer, guarantor or counterparty. The risks to the Trust related to such bankruptcies are elevated during periods of adverse markets, economic and similar developments.

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes), including changes in reference rates used in fixed-income and other debt instruments (such as Term SOFR), and other factors may adversely affect the Trust’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments or increase risks associated with such investments, such as credit or default risks. In addition, changes in interest rates, including rates that fall below zero, can have unpredictable effects on markets and can adversely affect the Trust’s yield, income and performance. Generally, when interest rates

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 119

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

increase, the values of fixed-income and other debt instruments decline and when interest rates decrease, the values of fixed-income and other debt instruments rise. Changes in interest rates also adversely affect the yield generated by certain Income Securities or result in the issuance of lower yielding Income Securities, which may adversely affect the Trust’s performance and distributions. Such changes can be sudden and difficult to forecast. Short-term and long-term interest rates do not necessarily move in the same amount or in the same direction.

The impact of interest rate changes on a fixed-income or other debt instrument depends on several factors, notably the instrument’s duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. The value of a debt instrument with a longer duration will generally be more sensitive to interest rate changes than a similar instrument with a shorter duration. Similarly, the longer the average duration (whether positive or negative) of these instruments held by the Trust or to which the Trust is exposed (i.e., the longer the average portfolio duration of the Trust), the more the Trust’s NAV will likely fluctuate in response to interest rate changes. For example, the NAV per share of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point.

However, measures such as duration may not accurately reflect the true interest rate sensitivity of instruments held by the Trust and, in turn, the Trust’s susceptibility to changes in interest rates. Certain fixed-income and debt instruments are subject to the risk that the issuer may exercise its right to redeem (or call) the instrument earlier than anticipated. Although an issuer may call or a borrower may prepay an instrument for a variety of reasons, if an issuer does so during a time of declining interest rates, the Trust might have to reinvest the proceeds in an investment offering a lower yield or other less favorable features, and therefore might not benefit from any increase in value as a result of declining interest rates. Interest only or principal only securities and inverse floaters are particularly sensitive to changes in interest rates, which may impact the income generated by the security, its value and other features of the security. During periods of rising interest rates, issuers may pay principal later or more slowly than expected, which may reduce the value of the Trust’s investment in such securities and prevent the Trust from receiving higher interest rates on proceeds reinvested in other instruments.

Instruments with variable or floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Conversely, in a decreasing interest rate environment, these instruments will generally not increase in value and the Trust’s investment in instruments with floating interest rates may prevent the Trust from taking full advantage of decreasing interest rates in a timely manner. In addition, the income received from such instruments will likely be adversely affected by a decrease in interest rates.

Adjustable rate securities also react to interest rate changes in a similar manner as fixed-rate securities but generally to a lesser degree depending on the characteristics of the security, in particular its reset terms (i.e., the index chosen, frequency of reset and reset caps or floors). During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. These securities also may be subject to limits on the maximum increase in interest rates. During periods of declining interest rates, because the interest rates on adjustable

120 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. These securities may not be subject to limits on downward adjustments of interest rates.

During periods of rising interest rates, issuers of debt instruments or ABS may pay principal later or more slowly than expected, which may reduce the value of the Trust’s investment in such securities and may prevent the Trust from receiving higher interest rates on proceeds reinvested in other instruments. During periods of falling interest rates, issuers of debt securities or ABS may pay off debts more quickly or earlier than expected, which could cause the Trust to be unable to recoup the full amount of its initial investment and/or cause the Trust to reinvest proceeds or matured, traded or called securities in lower-yielding securities, thereby reducing the Trust’s yield or otherwise adversely impacting the Trust.

Certain debt instruments, such as instruments with a negative duration or inverse instruments, are also subject to interest rate risk, although such instruments generally react differently to changes in interest rates than instruments with positive durations. The Trust’s investments in these instruments also may be adversely affected by changes in interest rates. For example, the values of instruments with negative durations, such as inverse floaters, generally decrease if interest rates decline. Certain fixed-income and debt instruments, including inverse floaters, interest only securities and principal only securities are especially sensitive to interest rate changes, which may affect the income flows these securities generate as well as their values.

A wide variety of factors can cause values, interest rates or yields of fixed-income and other debt instruments to decline, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. It is difficult to predict how long, and whether, the Federal Reserve’s current stance on interest rates will persist and the impact these actions will have on the economy and the Trust’s investments and the markets where they trade. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may have unforeseen consequences and materially affect economic and market conditions, the Trust’s investments and the Trust’s performance. The Federal Reserve’s (and other central banks’) monetary policy is subject to change at any time and potentially frequently based on a variety of market and economic conditions.

The Trust’s use of leverage will tend to increase the Trust’s interest rate risk. The Trust may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of seeking to reduce the interest rate sensitivity of credit securities held by the Trust or any leverage being employed by the Trust and seeking to decrease the Trust’s exposure to interest rate risk. The Trust is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Trust to seek to reduce interest rate risk will be successful or that any hedges that the Trust may establish will perfectly correlate with movements in interest rates.

Current Fixed-Income and Debt Market Conditions. Fixed-income and debt market conditions are highly unpredictable, and some parts of the market are subject to dislocations. In response to the inflation rates in recent periods, governmental authorities have implemented significant fiscal and monetary policy changes, including changing interest rates and implementation of

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 121

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

quantitative tightening or easing. These actions present heightened risks, particularly to fixed-income and debt instruments, and such risks could be even further heightened if these actions are ineffective in achieving their desired outcomes or are quickly reversed. It is difficult to accurately predict changes in the Federal Reserve’s monetary policies and the effect of any such changes or policies. Certain economic conditions and market environments will expose fixed-income and debt instruments to heightened volatility and reduced liquidity, which can impact the Trust’s investments and may negatively impact the Trust’s characteristics, which in turn would impact performance. To the extent the Trust invests in derivatives tied to fixed-income or related markets, the Trust can be more substantially exposed to these risks than if it did not invest in such derivatives. The liquidity levels of the Trust’s portfolio may also be affected and the Trust could be required to sell holdings at disadvantageous times or prices.

Reinvestment Risk. Reinvestment risk is the risk that income from the Trust’s portfolio will decline if the Trust invests the proceeds from matured, traded or called Income Securities at interest rates that are below the Trust portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or the overall return of the Trust. These or similar conditions may also occur in the future.

Extension Risk. Certain debt instruments, including MBS and ABS, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen as short or intermediate-term instruments become longer-term instruments, which would make the investment more sensitive to changes in interest rates. The likelihood that payments on principal will occur at a slower rate or later than expected is heightened in market environments where interest rates are higher or rising. In addition, the Trust’s investment may sharply decrease in value and the Trust’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Trust may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Trust to the extent its investments are in lower interest rate debt instruments. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.

Prepayment Risk. Certain debt instruments, including loans and mortgage and ABS, and, to a lesser extent variable or floating rate investments, are subject to the risk that payments on principal may occur more quickly or earlier than expected (or an investment is converted or redeemed prior to maturity). These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates. For example, an issuer may exercise its right to redeem outstanding debt securities prior to their maturity (known as a “call”) or otherwise pay principal earlier than expected for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls or “prepays” a security in which the Trust has invested, the Trust may not recoup the full amount of its initial investment and may be required to reinvest in generally lower-yielding securities, securities with greater credit risks or securities with other, less favorable features or terms than the security in which the Trust initially invested, thus potentially reducing the Trust’s yield. Income Securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. Loans and mortgage- and other ABS are particularly subject to prepayment risk, and offer less potential

122 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

for gains, during periods of declining interest rates (or narrower spreads) as issuers of higher interest rate debt instruments pay off debts earlier than expected. In addition, the Trust may lose any premiums paid to acquire the investment. Other factors, such as excess cash flows, may also contribute to prepayment risk. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.

Variable or floating rate investments may be less vulnerable to prepayment risk. Most floating rate loans and fixed-income securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or fixed-income securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan or security.

Valuation of Certain Income Securities Risk. GPIM may use the fair value method to value investments if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Trust values its assets would materially affect net asset value. Because the secondary markets for certain investments may be limited, they may be particularly difficult to value. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. A security that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Trust upon the sale of such securities may not equal the value at which the Trust carried the investment on its books, which would adversely affect the net asset value of the Trust.

Duration Management Risk

The Trust’s managers expect to employ investment and trading strategies to seek to maintain the leverage-adjusted duration of the Trust’s portfolio at generally less than 15 years. Such strategies include, among others, security selection and the use of financial products. Financial products may include US treasury swaps, total return swaps and futures contracts, among others. The Trust seeks to invest in instruments that provide the Trust with protection against interest rate volatility while providing income to the Trust. Duration is a measure of a bond’s price sensitivity to changes in interest rates, expressed in years. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield to maturity of the bond.

Financial Leverage and Leveraged Transactions Risks

Although the use of Financial Leverage and leveraged transactions by the Trust may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage and leveraged transaction proceeds are greater than the cost of Financial Leverage and leveraged transactions, the Trust’s return will be greater than if Financial Leverage and leveraged transactions had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage and leveraged transactions, the return to the Trust will be less than if Financial Leverage and leveraged transactions

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 123

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

had not been used. There can be no assurance that a leveraging strategy will be implemented or that it will be implemented or that it will be successful during any period during which it is employed.

Financial Leverage and leveraged transactions involve risks and special considerations for shareholders, including the likelihood of greater volatility of NAV and market price of, and dividends on, the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares (if any) that the Trust must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage and leveraged transactions in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the Common Shares.

Because the fees received by the Adviser and Sub-Adviser are based on the Managed Assets of the Trust (including the proceeds of any Financial Leverage), the Adviser and Sub-Adviser has a financial incentive for the Trust to utilize Financial Leverage, which may create a conflict of interest between the Adviser and Sub-Adviser on the one hand and the Common Shareholders on the other. Common Shareholders bear a portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee.

It is also possible that the Trust will be required to sell assets, possibly at a loss, in order to redeem or meet payment obligations on any leverage. Such a sale would reduce the Trust’s net asset value and also make it difficult for the net asset value to recover. The Trust in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Trust’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Indebtedness may subject the Trust to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Indebtedness by the Trust also may subject the Trust to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such indebtedness. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser or GPIM from managing the Trust’s portfolio in accordance with the Trust’s investment objectives and policies.

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements (as described below). Under a reverse repurchase agreement, the Trust would sell securities or other assets and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Trust expenses associated with the repurchase agreement, that the market value of the securities or other assets sold by the Trust may decline below the price at which the Trust is obligated to repurchase such securities and that the securities may not be returned to the Trust. There is no assurance that reverse repurchase agreements can be successfully employed. In connection with reverse repurchase agreements, the Trust will also be subject to counterparty risk with respect to the purchaser of the securities. In the event of the insolvency of the counterparty to a reverse repurchase agreement, recovery of the securities or other assets sold by the Trust may be delayed. The counterparty’s insolvency may

124 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

result in a loss equal to the amount by which the value of the securities or other assets sold by the Trust exceeds the repurchase price payable by the Trust; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities or other assets transferred to another party or the securities or other assets in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the NAV of the Common Shares

The Trust’s use of leverage through reverse repurchase agreements, dollar rolls and economically similar transactions will be included when calculating the Trust’s Financial Leverage and therefore will be limited by the Trust’s maximum overall Financial Leverage levels approved by the Board of Trustees and may be further limited by the applicable requirements of the SEC discussed herein.

In addition, the Trust may engage in certain derivatives transactions that have economic characteristics similar to leverage. The Trust’s obligations under such transactions will not be considered indebtedness for purposes of the 1940 Act but the Trust’s use of such transactions may be limited by the applicable requirements of the SEC. The Trust’s obligations under reverse repurchase agreements, dollar roll transactions, and derivatives transactions may have economic characteristics similar to leverage.

The Trust may have Financial Leverage and leveraged transactions outstanding during a short-term period during which such Financial Leverage and leveraged transactions may not be beneficial to the Trust if GPIM believes that the long-term benefits to Common Shareholders of such Financial Leverage and leveraged transactions would outweigh the costs and portfolio disruptions associated with redeeming and reissuing or closing out and reopening such Financial Leverage and leveraged transactions. However, there can be no assurance that GPIM’s judgment in weighing such costs and benefits will be correct.

Economic and market events have at times caused severe market volatility and liquidity strains in the credit markets. The terms of the Trust’s credit facility include a variable interest rate. Accordingly, during periods when interest rates or the applicable reference rate for the credit facility rise or there are dislocations in the credit markets, the Trust’s leverage costs may increase and there is a risk that the Trust may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Trust is otherwise required to reduce its leverage, the Trust may not be able to maintain distributions on Common Shares at historical levels and Common Shareholders will bear any costs associated with selling portfolio securities. The cost of leverage and the risks highlighted above are heightened during periods of rising interest rates.

The Trust’s total Financial Leverage and leveraged transactions may vary significantly over time. To the extent the Trust increases its amount of Financial Leverage and leveraged transactions outstanding, it will be more exposed to associated risks.

Investments in Investment Funds and certain other pooled and structured finance vehicles, such as collateralized loan obligations, frequently expose the Trust to an additional layer of financial leverage and, thus, increase the Trust’s exposure to leverage risk. From time to time, the Trust may invest a significant portion of its assets in Investment Funds that employ leverage.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 125

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

The Trust is required to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in Rule 18f-4. When the Trust trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Trust’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance regarding the use of securities lending collateral that may limit the Trust’s securities lending activities. In addition, the Trust is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that (i) the Trust intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Trust may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Trust treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Trust is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Trust reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the Trust to use derivatives, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements may increase the cost of the Trust’s investments and cost of doing business, which could adversely affect investors.

The Adviser has filed with the National Futures Association a notice of eligibility claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under CFTC Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”), with respect to the Trust’s operation. Accordingly, the Adviser with respect to the Trust is not subject to registration or regulation as a CPO. Changes to the Trust’s investment strategies or investments may cause the Adviser with respect to the Trust to lose the benefits of the exclusion under CFTC Rule 4.5 under the CEA and may trigger additional CFTC regulation as a CPO. If the Adviser with respect to the Trust’s operation becomes subject to CFTC regulation, the Trust or the Adviser may incur additional expenses.

Inflation/Deflation Risk

Inflation risk is the risk that the intrinsic value of assets or income from investments will be worth less in the future as inflation decreases the purchasing power and value of money. As inflation increases, the real value of the Common Shares and distributions can decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that

126 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

these policies may change) and the Trust’s investments may not keep pace with inflation, which could adversely affect the Trust. The market price of fixed rate debt instruments generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Trust. The risk of inflation is greater for debt instruments with longer maturities that pay a fixed interest rate. Additionally, actions by governments and central banking authorities intended to address inflation levels can result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, and vice versa, which may adversely affect a Trust and its investments. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Trust’s use of Financial Leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time-the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Trust’s portfolio.

Insurance Risk

The Trust may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Significant providers of insurance for municipal securities can incur, and have in the past incurred, significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. Such losses can reduce the insurers’ capital and call into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security normally guarantees the full payment of principal and interest when due through the life of an insured obligation. The insurance feature does not, however, guarantee the market value of the insured obligation or the net asset value of the Common Shares attributable to such insured obligation. There is no assurance that insurers will meet the claims made on their insurance.

Below-Investment Grade Securities Risk

The Trust may invest in Income Securities rated below-investment grade or, if unrated, determined by GPIM to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. Investment in securities of below-investment grade quality involves substantial risk of loss and increased volatility, the risk of which is particularly acute under adverse economic conditions. Income Securities of below-investment grade quality are predominantly speculative by certain rating agencies with respect to the issuer’s continuing capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value or income due to adverse economic and issuer-specific developments, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions, compared to investment grade bonds. Securities of below-investment grade quality are often issued by companies that are restructuring, have limited track records of earnings or sales, are smaller and less creditworthy or

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 127

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

are more highly leveraged or indebted than companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest and are more volatile than higher-rated securities of similar maturity.

Generally, the risks associated with below-investment grade securities are heightened during times of weakening economic conditions or rising interest rates (particularly for issuers that are highly leveraged). If the Trust is unable to sell an investment at its desired time, the Trust may miss other investment opportunities while it holds investments it would prefer to sell, which could adversely affect the Trust’s performance. In addition, the liquidity of any Trust investment may change significantly over time as a result of market, economic, trading, issuer-specific and other factors. Accordingly, the performance of the Trust and a shareholder’s investment in the Trust may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. Issuers of below-investment grade securities are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recessions and other adverse economic developments than more creditworthy issuers, which may impair their ability to make interest and principal payments. Income Securities of below-investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment.

Under unusual, weakening or adverse economic, market and/or political conditions (such as recessions or periods of rising unemployment), or during periods of changing interest rates, high yield securities may be particularly susceptible to credit and default risk (e.g., delinquencies, non-payment rates and losses could increase) and declines in market value or income could be substantial (or total). The market values, total return and yield for securities of below-investment grade quality tend to be more volatile than the market values, total return and yield for higher quality bonds, and the entire below-investment grade market can experience sudden and sharp swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s perception regarding below-investment grade securities. Securities of below-investment grade quality tend to be less liquid than investment grade debt securities and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ ask spreads, than higher-quality securities. Additionally, issuers of below-investment grade securities may have the right to “call” or redeem the issue prior to its maturity, which could result in the Trust having to reinvest in other below-investment grade or other securities at a lower interest rate or with other less favorable terms. This may be more likely during a declining interest rate environment. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s NAV. To the extent that a secondary market does exist for certain below-investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in below-investment grade securities subject the Trust to prepayment risk. Because of the substantial risks associated with investments in below-investment grade securities, you could have an increased risk of losing money on your investment in Common Shares, both in the short-term and the long-term. To the extent that the Trust invests in securities that have not been rated by a nationally recognized statistical rating organization, the Trust’s ability to achieve its investment objectives will be more dependent on GPIM’s credit analysis than would be the case when the Trust invests in rated securities. Please refer to “Management Risk” for additional information.

128 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

Investment in lower-medium and lower-rated debt securities may involve greater investment risk and the success of such investment is highly dependent on GPIM’s credit analysis. The value of securities of below-investment grade quality is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in prices of such securities by lessening the ability of issuers to make principal and interest payments. These securities may not be listed on an exchange and are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality securities because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. An economic downturn or individual corporate developments could adversely affect the market for these investments and reduce the Trust’s ability to sell these investments at an advantageous time or price. These or similar types of developments could cause below-investment grade securities to lose significant market value, including before a default occurs.

Repurchase Agreement Risk

The Trust may enter into bilateral and tri-party repurchase agreements. In a typical Trust repurchase agreement, the Trust enters into a contract with a broker, dealer, or bank (the “counterparty” to the transaction) for the purchase of securities or other assets. The counterparty agrees to repurchase the securities or other assets at a specified future date, or on demand, for a price that is sufficient to return to the Trust its original purchase price, plus an additional amount representing the return on the Trust’s investment. Such repurchase agreements economically function as a secured loan from the Trust to a counterparty. If the counterparty defaults on the repurchase agreement, the Trust will retain possession of the underlying securities or other assets. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Trust may be delayed or limited and the Trust may incur additional costs. In such case, the Trust will be subject to risks associated with changes in market value of the collateral securities or other assets. The Trust intends to enter into repurchase agreements only with brokers, dealers, or banks or other permitted counterparties after the Adviser (or the Sub-Adviser) evaluates the creditworthiness of the counterparty. The Trust will not enter into repurchase agreements with the Adviser or the Sub-Adviser or their affiliates. Except as provided under applicable law, the Trust may enter into repurchase agreements without limitation.

Repurchase agreements, the underlying collateral of which consists entirely of cash items, U.S. government securities or by securities issued by an issuer that the Adviser or GPIM has determined at the time the repurchase agreement is entered into has an exceptionally strong capacity to meet its financial obligations (“Qualifying Collateral”) and meet certain liquidity and other standards generally may be deemed to be “collateralized fully” and may be deemed to be investments in the underlying securities for certain purposes. The Trust may accept collateral other than Qualifying Collateral determined by the Adviser or the Sub-Adviser to be in the best interests of the Trust to accept as collateral for such repurchase agreement (which may include high yield debt instruments that are rated below-investment grade) (“Alternative Collateral”). Repurchase agreements that are secured by Alternative Collateral are not deemed to be “collateralized fully” under applicable regulations, and the repurchase agreement is therefore considered a separate security issued by the counterparty to the Trust. Accordingly, the Trust must include repurchase agreements that are not “collateralized fully” in its calculations of securities issued by the selling institution held by the Trust for purposes of various portfolio diversification and concentration requirements applicable to the

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 129

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

Trust. In addition, Alternative Collateral may not qualify as permitted or appropriate investments for the Trust under the Trust’s investment strategies and limitations. Accordingly, if a counterparty to a repurchase agreement defaults and the Trust takes possession of Alternative Collateral, the Trust may need to promptly dispose of the Alternative Collateral (or other securities held by the Trust, if the Trust exceeds a limitation on a permitted investment by virtue of taking possession of the Alternative Collateral). The Alternative Collateral may be particularly illiquid, especially in times of market volatility or in the case of a counterparty insolvency or bankruptcy, which may restrict the Trust’s ability to dispose of Alternative Collateral received from the counterparty. Depending on the terms of the repurchase agreement, the Trust may determine to sell the collateral during the term of the repurchase agreement and then purchase the same collateral at the market price at the time of the resale. In tri-party repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Trust and its counterparties and, therefore, the Trust may be subject to the credit risk of that custodian.

Sector Risk

The Trust may invest a significant portion of its managed assets in certain sectors which may subject the Trust to additional risk and variability. To the extent that the Trust focuses its managed assets in the hospital and healthcare facilities sector, for example, the Trust will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. To the extent that the Trust focuses its managed assets in the education sector, for example, the Trust will be subject to risks associated with such sector, including unanticipated revenue decline resulting primarily from a decrease in student enrollment or reductions in state and federal funding, restrictions on students’ ability to pay tuition, and declining general economic conditions or fluctuations in interest rates, which may lead to declining or insufficient revenues. In addition, charter schools and other private educational facilities are subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, maintenance, labor relations, insurance costs and government regulation.

Short Sales Risk

The Trust may make short sales of securities. Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a capital

130 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Trust, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Trust’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited and may be greater than a direct investment in the security itself because the price of the borrowed or reference security may rise. The Trust may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Trust may have to buy the borrowed securities at an unfavorable price, resulting in a loss. The Trust may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced, which will be expenses of the Trust. Short sales also subject the Trust to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations. Government actions also may affect the Trust’s ability to engage in short selling. The use of physical short sales is typically more expensive than gaining short exposure through derivatives.

Special Risks Related to Certain Municipal Securities

The Trust may invest in municipal leases and certificates of participation in such leases. Although subject to the risks generally associated with municipal securities, municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) are a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Trust’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Trust, although the Trust does not anticipate that such a remedy would normally be pursued.

Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Trust may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation entail a risk of default or bankruptcy not only of the issuer of the underlying lease but also of the municipal agency issuing the certificate of participation.

Structured Finance Investments Risk

The Trust’s structured finance investments may include residential and commercial mortgage-related and other ABS issued by governmental entities and private issuers. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due,

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 131

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

these investments represent an interest in a pool of residential or commercial real estate or assets such as automobile loans, credit card receivables or student loans that have been securitized and provide for monthly or other periodic payments of interest and principal to the holder based from the cash flow of these assets. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty and other risks. The Trust may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured finance investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance investments generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to accurately predict whether the prices of indices and securities underlying structured finance investments will rise or fall, these prices (and, therefore, the prices of structured finance investments) will be influenced by the same types of political, economic and other events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance investment owned by the Trust.

The Trust may invest in structured finance products collateralized by low grade or defaulted loans or securities. Investments in such structured finance products are subject to the risks associated with below-investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.

The Trust may invest in senior and subordinated classes issued by structured finance vehicles. The payment of cash flows from the underlying assets to senior classes take precedence over those of subordinated classes, and therefore subordinated classes are subject to greater risk. Furthermore, the leveraged nature of subordinated classes may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets.

Structured finance securities may be thinly traded or have a limited trading market. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. Structured finance investments are subject to liquidity risk and may be subject to risks associated with private placements and restricted securities. Please refer to “Liquidity Risk”, “Private Securities Risk” and “Risks Associated with Private Company Investments” for additional information.

As discussed below, structured finance securities, such as mortgage-backed securities, issued by non-governmental issuers are not guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise and are typically subject to greater risk than those issued by such governmental entities. For example, privately issued mortgage-backed securities are not subject to the same underwriting requirements for underlying mortgages as those issued by governmental entities and, as a result, mortgage loans underlying such privately issued securities typically have

132 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

less favorable underwriting characteristics (such as credit risk and collateral) and a wider range in terms (such as interest rate, term and borrower characteristics).

Investments in structured finance securities generally are subject to many of the same risks that are applicable to investments in certain other types of securities, including currency risk, geographic emphasis risk, below-investment grade securities risk, leverage risk, prepayment and extension risk and regulatory risk. Generally, these securities are particularly subject to interest rate, market and credit risks and the risk that non-payment on underlying assets will result in a decline in the value of the securities.

Asset-Backed Securities Risk

The Trust may invest in ABS issued by legal entities that are sponsored by banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such ABS. Investors in ABS receive payments that are part interest and part return of principal or certain ABS may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors. As a result, these investments involve the risk, among other risks, that the borrower may default on its obligations backing the ABS and, thus, the value of and interest generated by such investment will decline. In addition to the general risks (such as interest rate risk, prepayment risk, extension risk, market risk, credit risk and liquidity and valuation risk) associated with credit or debt securities discussed herein, ABS are subject to additional risks due to their structure.

During periods of declining interest rates, prepayment of borrowings underlying asset-backed securities can be expected to accelerate. Accordingly, the Trust’s ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. ABS are also subject to liquidity and valuation risk and, therefore, may be difficult to value accurately or sell at an advantageous time or price and involve greater transaction costs and wider bid/ask spreads than certain other instruments. In addition, the assets or collateral underlying an ABS may be insufficient or unavailable in the event of a default and enforcing rights with respect to these assets or collateral may be difficult and costly.

While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets that has been securitized and typically provides for monthly or quarterly payments of interest, at a fixed or floating rate, and may provide for payments of principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is often the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets. The recoveries on the underlying collateral may not, in some cases, be sufficient to support payments on these securities, or may be unavailable in the event of a default and enforcing rights with respect to these assets or collateral may be difficult and costly, which may result in losses to investors in an ABS.

Generally, obligors may prepay the underlying assets in full or in part at any time, subjecting the Trust to prepayment risk related to the ABS it holds. While the expected repayment streams on ABS

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 133

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

are determined by the contractual amortization schedules for the underlying assets, an investor’s yield to maturity on an ABS is uncertain and may be reduced by the rate and speed of prepayments of the underlying assets, which may be influenced by a variety of economic, social and other factors. Any prepayments, repurchases, purchases or liquidations of the underlying assets could shorten the average life of the ABS to an extent that cannot be fully predicted. Some ABS may be structured to include a period of rapid amortization triggered by events such as a significant rise in the default rate of the underlying collateral, a sharp drop in the credit enhancement level because of credit losses on the underlying assets, a specified regulatory event or the bankruptcy of the originator. A rapid amortization event will cause any revolving period to end earlier than expected and all collections on the underlying assets will be used to pay principal to investors earlier than expected. In general, the senior most securities will be paid prior to any payments being made on the subordinated securities, and if such payments are made earlier than expected, the Trust’s yield on such ABS may be negatively affected.

In addition, investments in ABS entail additional risks relating to the underlying pools of assets, including credit risk, default risk (such as a borrower’s default on its obligation and the default, failure or inadequacy or unavailability of a guarantee, if any, underlying the ABS intended to protect investors in the event of default) and prepayment and extension risk with respect to the underlying pool or individual assets represented in the pool. The underlying assets of an ABS may include, without limitation, residential or commercial mortgages, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property, receivable from credit card agreements and automobile finance agreements, student loans, consumer loans, and income from other income streams, such as income from business loans. Moreover, additional risks relating to investments in ABS may arise principally because of the type of ABS in which the Trust invests, with such risks primarily associated with the particular assets collateralizing the ABS (such as their type or nature), the structure of such ABS, or the tranche or priority of the ABS held by the Trust (with junior or equity tranches generally carrying higher levels of risk).

Mortgage-Backed Securities Risk

Mortgage-Backed Securities (“MBS”) represent an interest in a pool of mortgages. MBS are subject to certain risks, such as: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment and extension risks associated with the underlying assets of certain MBS, which can shorten the weighted average maturity and lower the return of the MBS, or lengthen the expected maturity, respectively, leading to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.

134 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

The value of MBS may be substantially dependent on the servicing of the underlying pool of mortgages. In addition, the Trust’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Trust to additional risk.

When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities. In addition, due to instability in the credit markets, the market for some MBS has at times experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities. The Trust may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages or defaulted or nonperforming loans, which may be subject to heightened risks compared to other MBS. See “Sub-Prime Mortgage Market Risk” below for more information.

Additional risks relating to investments in MBS may arise principally because of the type of MBS in which the Trust invests, with such risks primarily associated with the particular assets collateralizing the MBS and the structure of such MBS. For example, collateralized mortgage obligations (“CMOs”), which are MBS that are typically collateralized by mortgage loans or mortgage pass-through securities and multi-class pass-through securities, are commonly structured as equity interests in a trust composed of mortgage loans or other MBS. CMOs are usually issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. As a result of these and other structural characteristics of CMOs, CMOs may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other MBS, and may be more volatile or less liquid than other MBS. CMOs are further subject to certain risks specific to these securities. For example, the average life of CMOs is typically determined using mathematical models that incorporate prepayment and other assumptions that involve estimates of future economic and market conditions, which may prove to be incorrect, particularly in periods of heightened market volatility. Further, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities, resulting in price fluctuations greater than what would be expected from interest rate movements alone.

Non-agency MBS (i.e., MBS issued by commercial banks, savings and loans institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers) are subject to the risk that the value of such securities will decline because, among other things, the securities are not guaranteed as to principal or interest by the U.S. government or a

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 135

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

government sponsored enterprise. Non-agency MBS are not subject to the same underwriting requirements for underlying mortgages as agency MBS and, as a result, mortgage loans underlying non-agency MBS typically have less favorable underwriting characteristics (such as credit and default risk and collateral) and a wider range in terms (such as interest rate, term and borrower characteristics) than agency MBS. Non-agency residential mortgage-backed securities often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are often subject to greater credit, prepayment and liquidity and valuation risks than agency MBS. In addition, these securities may be less readily marketable as the market for these securities is typically smaller and less liquid than the market for agency MBS. For example, during periods of weakness or perceived weakness in the mortgage and real estate sectors, non-agency mortgage-related securities may experience greater price fluctuations and less liquidity than agency mortgage-related securities.

Moreover, the relationship between prepayments and interest rates may give some high-yielding MBS less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Trust will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, MBS’s total return and maturity may be difficult to predict precisely. To the extent that the Trust purchases MBS at a premium, prepayments (which may be made without penalty) may result in loss of the Trust’s principal investment to the extent of premium paid.

The general effects of inflation on the U.S. economy can be wide ranging, as evidenced by rising interest rates, wages, and costs of consumer goods and necessities. The long-term effects of inflation on the general economy and on any individual mortgagor are unclear, and in certain cases, rising inflation may affect a mortgagor’s ability to repay its related mortgage loan, thereby reducing the amount received by the holders of MBS with respect to such mortgage loan. Additionally, increased rates of inflation, as recently experienced, may negatively affect the value of certain MBS in the secondary market. In addition, during periods of declining economic conditions, losses on mortgages underlying MBS generally increase. Mortgage-backed securities generally are classified as either CMBS or RMBS, each of which are subject to certain specific risks. CMBS and RMBS are also subject to risks similar to those associated with investing in real estate, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, changes in interest rates and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive.

MBS, including CMBS and RMBS, are subject to the risks of ABS generally and are particularly sensitive to credit risk, changes in interest rates and developments in the commercial or residential real estate markets, and the overall market and other economic developments (e.g., a rise in unemployment rate may cause a rise in delinquencies in mortgages underlying mortgage-related securities). Because changing interest rates tend to adjust the duration of

136 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

fixed-rate mortgage-backed securities. As a result, a changing interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile and increase the risk that payments on principal may occur more quickly (or earlier) or slower (or later) than expected, each of which may adversely affect the Trust’s holdings of mortgage-backed securities. For example, a rising interest rate environment will generally cause the average life of these securities to extend, which may lock in a below-market interest rate, increase the security’s duration and increase sensitivity to further interest rate changes. This may negatively affect the Trust’s returns because the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Trust may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Rising interest rates generally result in a decline in the value of mortgage-backed securities, such as MBS. In addition, in general, a decline of housing values and other economic developments (such as a rise in unemployment rates or a slowdown in the overall economy) may cause delinquencies or non-payment in mortgages (particularly sub-prime and non-prime mortgages) underlying MBS, which would likely adversely impact the ability of the issuer to make principal and/or interest payments timely or at all to holders of MBS and negatively affect the Trust’s investments in such MBS.

Commercial Mortgage-Backed Securities Risk

CMBS are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. The value of, and income generated by, investments in CMBS are subject to the risks of ABS and mortgage-related securities generally, as well as the commercial real estate markets and the real estate securing the underlying mortgage. CMBS are often subject to credit, default, prepayment and liquidity and valuation risks and may experience greater price volatility than other types of ABS or mortgage-related securities.

CMBS are subject to particular risks, such as those associated with lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local or other real estate values, public health conditions, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 137

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.

Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. Economic downturns, rises in unemployment, tightening lending standards and increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce demand for commercial retail and office spaces (including continued or expanded remote working arrangement) as well as increased maintenance or tenant improvement costs and costs to convert properties for other uses adversely impact these investments. For example, economic decline in the businesses operated by the tenants of office or retail properties may increase the likelihood that the tenants may be unable to pay their rent or that properties may be unable to attract or retain tenants at all or on favorable terms for the commercial real estate owners, resulting in vacancies (potentially for extended periods) and losses. These developments could also result from, among other things, population shifts and other demographic changes, changing tastes and preferences as well as cultural, technological, working or economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. Moreover, mortgage-related securities, including CMBS, are subject to (in some cases to a greater extent) general investment, economic, market and/or geopolitical risks that affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and man-made disasters, which may have a significant effect on the underlying commercial mortgage loans and real estate. In addition, adverse developments in the local, regional and national economies affect consumer spending and can have a significant effect on the success of a retail space. Further, increased competition in the market of a retail property through the addition of competing properties nearby can adversely impact the success of a retail property, even if the local, regional and national economies are doing well. Retail properties are also subject to conditions that could negatively affect the retail sector, such as increased unemployment, increased federal income and payroll taxes, increased health care costs, increased state and local taxes, increased real estate taxes, industry slowdowns, lack of availability of consumer credit, weak income growth, increased levels of consumer debt, poor housing market conditions, adverse weather conditions, natural disasters, plant closings, and other factors. Similarly, local real estate conditions, such as an oversupply of, or a reduction in demand for, retail space or retail goods, and the supply and creditworthiness of current and prospective tenants may negatively impact those retail properties. The occurrence of any of the foregoing or similar developments would likely increase the risks associated with these investments, such as the default risk for the properties and loans underlying the CMBS investments, and adversely impact the value of, and income generated by, these investments and the underlying properties or loans. These developments could also result in reduced liquidity for CMBS. CMBS are also subject to the risk that the value of, and income generated by, such securities will decline because, among other things, the securities are not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise and, thus, would be subject to similar risks as non-agency MBS. CMBS often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different)

138 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

credit, prepayment and liquidity and valuation risks as compared to other tranches. CMBS are often subject to credit, default, prepayment and liquidity and valuation risks and may experience greater price volatility than other types of asset-backed securities or MBS.

Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hotels, hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

Residential Mortgage-Backed Securities Risk

Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. RMBS are particularly subject to the credit risk of the borrower. Credit-related risk on RMBS primarily arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. RMBS are also subject to the risks of MBS generally and the residential real estate markets. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. For example, borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. The risk of non-payment is greater for RMBS that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. RMBS are also subject to risks associated with the actions of mortgage lenders in the marketplace. Such lenders may adjust their loan programs and underwriting standards, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in limited financing alternatives for mortgagors seeking to refinance their existing loans, which may in turn result in higher rates of delinquencies, defaults and losses on mortgages. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

Income from and values of RMBS also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 139

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

or property values resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties.

Sub-Prime Mortgage Market Risk

Loans made to lower quality borrowers, including those of sub-prime quality, may be underlying assets for an ABS. Loans to such borrowers involve a higher degree of credit, default and the other risks to which MBS are subject, as discussed above. As a result, values of ABS backed by lower quality loans are more likely than others to suffer significant declines due to defaults, delays or the perceived risk of defaults or delays.

The residential mortgage market in the United States has at times experienced difficulties that may adversely affect the performance and market value of certain mortgages and MBS. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-lien mortgage loans) generally have increased at times and may again increase, and a decline in or flattening of housing values (as has been experienced at times and may again be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have at times experienced serious financial difficulties or bankruptcy. Largely due to the foregoing, reduced investor demand for mortgage loans and MBS and increased investor yield requirements has at times caused limited liquidity in the secondary market for certain MBS, which can adversely affect the market value of MBS. It is possible that such limited liquidity in such secondary markets could occur again or worsen. If the economy of the United States deteriorates, the incidence of mortgage foreclosures, especially sub-prime mortgages, may increase, which may adversely affect the value of any MBS owned by the Trust.

Any increase in prevailing market interest rates may result in increased payments for borrowers who have adjustable rate mortgages. Moreover, with respect to hybrid mortgage loans after their initial fixed rate period, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the RMBS.

Future legislation or regulation, may have significant impacts on the mortgage market generally and may result in a reduction of available transactional opportunities for the Trust or an increase in the cost associated with such transactions and may adversely impact the value of RMBS.

During the mortgage crisis, originators and servicers of residential and commercial mortgage loans experienced serious financial difficulties. Similar difficulties may occur in the future and affect the performance of RMBS and CMBS, particularly non-agency RMBS and CMBS, and especially those of sub-prime quality. There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in

140 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans.

CLO, CDO and CBO Risk

The Trust may invest in CDOs, CBOs and CLOs. A CDO is an ABS whose underlying collateral is typically a portfolio of other structured finance debt securities or synthetic instruments issued by another ABS vehicle. A CBO is an ABS whose underlying collateral is a portfolio of bonds. A CLO is an ABS whose underlying collateral is a portfolio of bank loans.

In addition to the general risks (such as interest rate risk, prepayment risk, extension risk, market risk, credit risk and liquidity and valuation risk) associated with credit or debt securities discussed herein and the risks discussed under “Structured Finance Investments Risk” and “Asset-Backed Securities Risk,” CLOs, CDOs and CBOs are subject to additional risks due to their complex structure and highly leveraged nature. Additionally, the Trust’s investment in CLOs, CDOs and CBOs will provide it with indirect exposure to the underlying collateral; this indirect investment structure presents certain risks to the Trust. For example, the Trust’s interest in CLO securities may be less liquid than the loans held by the CLO; thus, it may be more difficult for the Trust to dispose of CLO securities than it would be for the Trust to dispose of loans if it held such loans directly. Additionally, CLOs, CDOs and CBOs normally charge management fees and administrative expenses, which fees and expenses would be borne by the Trust.

CLOs, CDOs and CBOs are subject to risks associated with the involvement of multiple transaction parties related to the underlying collateral and disruptions that may occur as a result of the restructuring or insolvency of the underlying obligors, which are generally corporate obligors. Unlike a consumer obligor that is generally obligated to make payments on the collateral backing an ABS, the obligor on the collateral backing a CLO, a CDO or a CBO may have more effective defenses or resources to cause a delay in payment or restructure the underlying obligation. If an obligor is permitted to restructure its obligations, distributions from collateral securities may not be adequate to make interest or other payments.

The performance of CLOs, CDOs and CBOs depends primarily upon the quality of the underlying assets and the level of credit support or enhancement in the structure and the relative priority of the interest in the issuer of the CLO, CDO or CBO purchased by the Trust. In general, CLOs, CDOs and CBOs are actively managed by an asset manager that is responsible for evaluating and acquiring the assets that will collateralize the CLO, CDO or CBO. The asset manager may have difficulty in identifying assets that satisfy the eligibility criteria for the assets and may be restricted from trading the collateral. These criteria, restrictions and requirements, while reducing the overall risk to the Trust, may limit the ability of GPIM to maximize returns on the CLOs, CDOs and CBOs if an opportunity is identified by the collateral manager. In addition, other parties involved in CLOs, CDOs and CBOs, such as credit enhancement providers and investors in senior obligations of the CLO, CDO or CBO may have the right to control the activities and discretion of GPIM in a manner that is adverse to the interests of the Trust. A CLO, CDO or CBO generally includes provisions that alter the priority of payments if performance metrics related to the underlying collateral, such as interest coverage and minimum overcollateralization, are not met. These provisions may cause delays in payments on the securities or an increase in prepayments depending on the relative priority of the securities owned by the Trust. CLOs, CDOs and CBOs issue classes or “tranches” that vary in risk and yield. The failure of a CLO, CDO or CBO to make timely payments on a particular tranche

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 141

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

may have an adverse effect on the liquidity and market value of such tranche. Senior tranches are also subject to the risk that junior tranches may disappear, eliminating the protection such junior tranches normally provide more senior tranches.

Payments to holders of CLOs, CDOs and CBOs may be subject to deferral. If cashflows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on the CLOs, CDOs and CBOs, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer to pay such deficiency will be extinguished.

Securities issued by CLOs, CDOs and CBOs may experience substantial losses due to defaults or sales of underlying assets at a loss (due to a decline in market value of such assets or otherwise). The value of securities issued by CLOs, CDOs and CBOs also may decrease because of, among other developments, changes in market value; changes in the market’s perception of the creditworthiness of the servicer of the assets, the originator of an asset in the pool, or the financial institution or fund providing credit support or enhancement; loan performance and prices; broader market sentiment, including expectations regarding future loan defaults, liquidity conditions and supply and demand for structured products.

The Trust may invest senior, rated tranches as well as mezzanine and subordinate tranches of CLOs. As a result, the CLOs in which the Trust invests may have issued and sold debt tranches that will rank senior to the tranches in which the Trust invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Trust is entitled to receive payments with respect to the tranches in which the Trust invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Trust receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Trust. In the case of tranches ranking equally with the tranches in which the Trust invests, the Trust would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Trust may not receive back the full amount of its investment in a CLO.

Investments in CLOs, CDOs and CBOs will expose the Trust to financial leverage and, thus expose the Trust to the risks associated with financial leverage (such as higher risk of volatility and magnified financial losses). CLOs, CDOs and CBOs are generally privately offered and sold and are not registered under securities laws and may be illiquid. Further, the complex nature of CLOs, CDOs and CBOs may lead to disputes with the issuer or other investors and/or unexpected investment results. CLOs, CDOs and CBOs are also subject to the risk that distributions from the underlying collateral may be inadequate to make interest or other payments and that the underlying collateral may default or decline in value or quality and may be subject to risks associated with investments in high yield, below-investment grade and unrated securities. The risks associated with these investments depend in part on the types of collateral underlying the CLO, CDO or CBO and the class or tranche in which the Trust invests, with certain classes or tranches being subject to heightened risks.

142 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

CLO Subordinated Notes Risk

The Trust may invest in any portion of the capital structure of CLOs (including the subordinated, residual and deep mezzanine debt tranches). The most senior tranches have the lowest yield but the lowest level of risk relative to other tranches, as they are senior in priority to the more junior tranches with respect to payments made by the CLO. Conversely, the most subordinated tranches have the highest potential yield relative to other tranches but also the highest level of risk relative to the other tranches, as they are the lowest in the priority of payments. Thus, losses on underlying assets are borne first by the holders of the most subordinate tranche, followed by the second-most subordinated tranche, and so forth. A CLO may experience substantial losses attributable to loan defaults or sales of underlying assets at a loss (due to a decline in market value of such assets or otherwise). The Trust’s investment in a CLO may decrease in market value because of, among other developments, (i) loan defaults or credit impairment; (ii) losses that exceed the subordinate tranches; (iii) an event of default occurring under a CLO, which could lead to acceleration and/or liquidation of the assets at a loss; (iv) market anticipation of defaults; (v) investor aversion to CLO securities as a class; and (vi) poor performance of the CLO’s manager. These risks may be magnified depending on the tranche of CLO securities in which the Trust invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. Senior tranches are also subject to the risk that junior tranches may disappear, eliminating the protection such junior tranches normally provide more senior tranches. In addition, the subordinated tranche does not receive ratings and is considered the riskiest portion of the capital structure of a CLO. The subordinated tranche is junior in priority of payment to the more senior tranches of the CLO and is subject to certain payment restrictions. As a result, the subordinated tranche bears the bulk of defaults from the loans in the CLO. In addition, the subordinated tranche generally has only limited voting rights and generally does not benefit from any creditors’ rights or ability to exercise remedies under the indenture governing the CLO notes. Certain mezzanine tranches in which the Trust may invest may also be subject to certain risks similar to risks associated with investment in the subordinated tranche.

The subordinated tranche is unsecured and ranks behind all of the secured creditors, known or unknown, of the CLO issuer, including the holders of the secured notes it has issued. Consequently, to the extent that the value of the issuer’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayment or changes in interest rates, the value of the subordinated tranche realized at redemption could be reduced. If a CLO breaches certain tests set forth in the CLO’s indenture, excess cash flow that would otherwise be available for distribution to the subordinated tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the subordinated tranche investors (and potentially other investors in lower priority rated tranches) may experience a partial or total loss of their investment. Accordingly, the subordinated tranche may not be paid in full and may be more vulnerable to loss, including up to 100% loss. At the time of issuance, the subordinated tranche of a CLO is typically under-collateralized in that the liabilities of a CLO at inception exceed its total assets.

The leveraged nature of subordinated notes may magnify the adverse impact on the subordinated notes of changes in the market value of the investments held by the issuer, changes in the distributions on those investments, defaults and recoveries on those investments, capital gains and

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 143

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

losses on those investments, prepayments on those investments and availability, prices and interest rates of those investments.

Subordinated notes are not guaranteed by another party. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated notes will meet the Trust’s expectations. Investments in the subordinated tranche of a CLO are generally less liquid than CLO debt tranches and subject to extensive transfer restrictions, and there may be no market for subordinated notes. Therefore, the Trust may be required to hold subordinated notes for an indefinite period of time or until their stated maturity. Certain mezzanine tranches in which the Trust may invest may also be subject to certain risks similar to risks associated with investment in the subordinated tranche.

Risks Associated with Risk-Linked Securities

RLS are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. Unlike other insurable low-severity, high-probability events (such as auto collision coverage), the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical RLS are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes. RLS represent a method of reinsurance, by which insurance companies transfer their own portfolio risk to other reinsurance companies and, in the case of RLS, to the capital markets. A typical RLS provides for income and return of capital similar to other fixed-income investments, but involves full or partial default (or loss) if losses resulting from a certain catastrophe exceeded a predetermined amount. In essence, investors invest funds in RLS and if a catastrophe occurs that “triggers” the RLS, investors may lose some or all of the capital invested. In the case of an event, the funds are paid to the bond sponsor—an insurer, reinsurer or corporation—to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. RLS can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indices, insure-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of RLS may be difficult to assess. No active trading market may exist for certain RLS, which may impair the ability of the Trust to realize full value in the event of the need to liquidate such assets.

Risks Associated with Structured Notes

Investments in structured notes involve risks associated with the issuer of the note and the reference instrument. Where the Trust’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

144 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

Senior Loans Risk

The Trust may invest in senior secured floating rate loans made to corporations and other nongovernmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets of the borrower, including stock owned by the borrower in its subsidiaries, that is senior to that held by junior lien creditors, subordinated debt holders and stockholders of the borrower. The Trust’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of the applicable issuer. An investment in Senior Loans involves the risk that the borrowers under Senior Loans may default on their obligations to pay principal and/or interest when due or at all. In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Trust, the Trust will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends.

There is less readily-available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is rarely a minimum rating or other independent evaluation of a borrower or its securities, and GPIM relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Trust is particularly dependent on the analytical abilities of GPIM with respect to investments in Senior Loans. GPIM’s judgment about the credit quality of a borrower may be wrong.

The risks associated with Senior Loans of below investment grade quality are similar to the risks of other lower grade Income Securities, although Senior Loans are typically senior in payment priority and secured on a senior priority basis, in contrast to subordinated and unsecured Income Securities. Senior Loans’ higher priority has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are typically adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than certain other lower grade Income Securities, which may have fixed interest rates.

The Trust’s investments in Senior Loans are typically below-investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Trust, and such defaults could reduce the Trust’s NAV and income distributions. Further, transactions in Senior Loans typically settle on a delayed basis and may take longer than seven days to settle. As a result, the Trust may receive the proceeds from a sale of a Senior Loan on a delayed basis which may affect the Trust’s ability to repay debt, to pay dividends, to pay expenses, or to take advantage of new investment opportunities. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices of the Senior Loans and cause the Trust’s NAV per share to fall or otherwise adversely impact the Trust’s investments in Senior Loans. The frequency and magnitude of such changes cannot be predicted.

Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates. Senior Loans may be structured as floating rate instruments in which the interest rate payable on the obligation fluctuates with interest rate changes. As a result, the

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 145

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

yield on Senior Loans will generally decline in a falling interest rate environment, causing the Trust to experience a reduction in the income it receives from a Senior Loan. Interest rate changes may also increase prepayments of debt obligations and require the Trust to invest assets at lower yields. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), delinquencies and losses generally increase, sometimes dramatically, with respect to obligations under such loans. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Trust’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a Senior Loan may lose significant market value before a default occurs.

No active trading market may exist for certain Senior Loans, which may impair the ability of the Trust to realize full value in the event of the need to liquidate such assets and normally make it more difficult to value Senior Loans (particularly those that are illiquid). Adverse market conditions may impair the liquidity of some actively traded Senior Loans, meaning that the Trust may not be able to sell them quickly at a desirable price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Although the Senior Loans in which the Trust will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal (or at all) or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Trust will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Such Senior Loans involve a greater risk of loss or illiquidity. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate or otherwise adversely affect the priority of the Senior Loans to presently existing or future indebtedness of the borrower or could take other action detrimental to lenders, including the Trust. Such court action could under certain circumstances include invalidation of Senior Loans.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Trust may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This could increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements in order to make or hold certain debt investments, this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Trust attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Trust could receive for the Senior Loan may be adversely affected.

146 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

The Trust’s investments in Senior Loans may be subject to lender liability risk. Lender liability refers to a variety of legal theories generally founded on the premise that a lender has violated a duty of good faith, commercial reasonableness and fair dealing or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Trust may be subject to allegations of lender liability. In addition, under common law principles that in some cases form the basis for lender liability claims, a court may elect to subordinate the claim of an offending lender or bondholder (or group of offending lenders or bondholders) to the claims of a disadvantaged creditor (or group of creditors).

Senior Loans are subject to legislation and regulation risk, including the risk that regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, which could adversely affect the availability of Senior Loans for investment by the Trust. Future legislation or regulations could decrease or eliminate sources of funding for certain borrowers and impose requirements on financial institutions, including with respect to capital requirements, which could increase default, liquidity and other risks to which the Trust is already subject. Economic exposure to Senior Loans through the use of derivatives transactions may involve greater risks than if the Trust had invested in the Senior Loan interest directly during a primary distribution or through assignments or participations in a loan acquired in secondary markets since, in addition to the risks described above, derivatives transactions to gain exposure to Senior Loans may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks associated with derivatives discussed herein.

Second Lien Loans Risk

The Trust may invest in “second lien” secured floating rate loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes (“Second Lien Loans”). Second Lien Loans are typically second in right of payment and/or second in right of priority with respect to collateral remedies to one or more Senior Loans of the related borrower. Second Lien Loans are subject to the same risks associated with investment in Senior Loans and other lower grade Income Securities. However, Second Lien Loans are second in right of payment and/or second in right of priority with respect to collateral remedies to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and/or the value of any property securing the loan may be insufficient to meet scheduled payments or otherwise be available to repay the loan after giving effect to payments in respect of a Senior Loan, including payments made with the proceeds of any property securing the loan and any senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure.

Subordinated Secured Loans Risk

Subordinated secured loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below-investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 147

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

effect to the higher ranking secured obligations of the borrower. Subordinated secured loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.

Unsecured Loans Risk

Unsecured loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans, subordinated secured loans and below-investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and subordinated secured loans and may be less liquid.

Loans and Loan Participations and Assignments Risk

The Trust may invest in loans directly or through participations or assignments. The Trust may purchase loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Trust may also purchase, without limitation, participations in loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Trust may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. The Trust’s interest in a particular loan and/or in particular collateral securing a loan may be subordinate to the interests of other creditors of the obligor, which leads to the risk of subordination to other creditors. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Trust may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Trust will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Trust may not be able to conduct the same due diligence on the borrower with respect to a Senior Loan that the Trust would otherwise conduct. In addition, as a holder of the participations, the Trust may not have voting rights or inspection rights that the Trust would otherwise have if it were investing directly in the Senior Loan, which may result in the Trust being exposed to greater credit or fraud risk with respect to the borrower or the Senior Loan. Lenders selling a participation and other persons inter-positioned between the lender and the Trust with respect to a participation will likely conduct their principal business activities in the banking, finance and financial services industries. Because the Trust may invest in participations, the Trust may be more susceptible to economic, political or regulatory occurrences affecting such industries.

Should a loan in which the Trust is invested be foreclosed on, the Trust may become owner of the collateral and will be responsible for any costs and liabilities associated with owning the collateral. If the collateral includes a pledge of equity interests in the borrower by its owners, the Trust may become the owner of equity in the borrower and may be responsible for the borrower’s business operations and/or assets. The applicability of the securities laws is subject to court interpretation

148 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

of the nature of the loan and its characterization as a security. Accordingly, the Trust cannot be certain of any protections it may be afforded under the securities or other laws against fraud or misrepresentation.

Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans, increase the risks associated with such investments and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of the Trust to sell its interest in a loan at an advantageous time or price. The resale, or secondary, market for loans is currently growing, but may become more limited or more difficult to access, and such changes may be sudden and unpredictable. Transactions in loans are often subject to long settlement periods (in excess of the standard T+1 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to the Trust to make additional investments or to use proceeds to meet its current obligations. The Trust thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its obligations such as borrowing from a bank or holding additional cash, particularly during periods of unusual market or economic conditions or financial stress. Investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loan or the borrowers. Risks associated with investments in loans are increased if the loans are secured by a single asset. Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. For example, the interest rates on floating rate loans typically adjust only periodically and therefore the interest rate payable under such loans may significantly trail market interest rates.

The Trust invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. Exposure may also be obtained to covenant-lite obligations through investment in securitization vehicles and other structured products. Many new, restructured or reissued loans and similar debt obligations may not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets by providing certain information and consent rights to lenders. Covenant-lite obligations may carry more risk than traditional loans as they allow borrowers to engage in activities that would otherwise be difficult or impossible under an agreement that is not covenant-lite. The Trust may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default as the lender may not have the opportunity to negotiate with the borrower prior to default. As a result, investments in (or exposure to) covenant-lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. In the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default. The Trust may have a greater risk of loss on investments in covenant-lite obligations as compared to investments (or exposure to) in traditional loans. In addition, the Trust may receive less or less frequent financial reporting from a borrower under a

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 149

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

covenant-lite obligation, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk thank investments that contain traditional financial maintenance covenants and financial reporting requirements.

In certain circumstances, the Adviser or its affiliates (including on behalf of clients other than the Trust) or the Trust may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non¬public information, the Trust might be unable (potentially for a substantial period of time) to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Adviser, GPIM or the Trust determines to avoid or to not receive non-public information about a borrower for loan investments being considered for acquisition by the Trust or held by the Trust, the Trust may be disadvantaged relative to other investors that do receive such information, and the Trust may not be able to take advantage of other investment opportunities that it may otherwise have. The Adviser or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, the Trust may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument. Further, if the Trust, in combination with other accounts managed by the Adviser or its affiliates, acquires a large portion of a loan, the Trust’s valuation of its interests in the loan and the Trust’s ability to dispose of the loan at favorable times or prices may be adversely affected.

The Trust is subject to other risks associated with investments in (or exposure to) loans and other similar obligations, including that such loans or obligations may not be considered “securities” under federal securities laws and, as a result, the Trust may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Unfunded Commitments Risk

Certain of the loan participations or assignments acquired by the Trust may involve unfunded commitments of the lenders, revolving credit facilities, delayed draw credit facilities or other investments under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Trust would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring the Trust to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). These commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loans and related investments in the Trust’s portfolio.

Distressed and Defaulted Securities Risk

Investments in the securities of financially distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Trust may incur additional expenses to the extent it is required to seek recovery upon a default

150 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Trust may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. GPIM’s judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.

Convertible Securities Risk

Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Trust’s ability to achieve its investment objective.

“Synthetic” convertible securities have economic characteristics similar to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments.

The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Liquidity Risk

The Trust may invest in municipal securities and other investments that are, at the time of investment, or become illiquid. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value that the Trust values the securities. Illiquid securities may trade at a discount from comparable, more liquid securities and may be subject to wide fluctuations in market value. The Trust may be subject to significant delays in disposing of illiquid securities. Accordingly, the Trust may be forced to sell these securities at less than fair market value or may not be able to sell them when the Adviser believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Restricted securities (i.e., securities subject to legal or

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 151

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

contractual restrictions on resale) may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) and certain commercial paper) may be treated as liquid for these purposes. Inverse floating-rate securities or the residual interest certificates of tender option bond trusts are not considered illiquid securities. Dislocations in certain parts of markets have in the past and may in the future result in reduced liquidity for certain investments. Liquidity of financial markets may also be affected by government intervention.

Volatility Risk

The use of Financial Leverage by the Trust will cause the net asset value, and possibly the market price, of the Common Shares to fluctuate significantly in response to changes in interest rates and other economic indicators. In addition, the Trust may invest up to 20% of its managed assets in below-investment grade securities (i.e., “junk bonds”), which may be less liquid and therefore more volatile than investment grade municipal securities. As a result, the net asset value and market price of the Common Shares will be more volatile than those of a closed-end investment company that is not exposed to leverage or that does not invest in below-investment grade securities. In a declining market, the use of leverage may result in a greater decline in the net asset value of the Common Shares than if the Trust were not leveraged.

Inverse Floating-Rate Securities Risk

Under current market conditions, the Trust anticipates utilizing Financial Leverage through Indebtedness and/or engaging in reverse repurchase agreements. However, the Trust also may utilize Financial Leverage through investments in inverse floating-rate securities (sometimes referred to as “inverse floaters”). Typically, inverse floating-rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third-party sponsor for the purpose of holding municipal bonds. Distributions on inverse floating-rate securities bear an inverse relationship to short-term municipal bond interest rates. In general, income on inverse floating-rate securities will decrease, or in the extreme be eliminated, when interest rates increase and, conversely, increase when interest rates decrease. Investments in inverse floating-rate securities may subject the Trust to the risks of reduced or eliminated interest payments and losses of principal. Inverse floating-rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Trust’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed-rate securities. Inverse floating-rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in a special purpose trust. The Trust may invest in taxable inverse floating-rate securities, issued by special purpose trusts formed with taxable municipal securities. The market for such inverse floating-rate securities issued by special purpose trusts formed with taxable municipal securities may be limited and there may be a limited number of counterparties, which may increase the credit risks, counterparty risk and liquidity risk of investing in taxable inverse floating-rate securities. The leverage attributable to such inverse floating-rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of Financial Leverage. In certain circumstances, to the extent the Trust relies on inverse floating-rate securities to achieve its desired effective leverage ratio the likelihood of an increase in the volatility of net asset value and market price of the Common Shares may be greater. The Trust may be required to sell its inverse floating-rate securities at less than favorable

152 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

prices, or liquidate other portfolio holdings in certain circumstances, including, but not limited to, the following: (i) if the Trust has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions; (ii) if special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and (iii) if the value of an underlying security declines significantly and if additional collateral has not been posted by the Trust.

Sovereign Debt Risk

Investments in sovereign debt securities, such as foreign government debt or foreign treasury bills, involve special risks in addition to those associated with foreign investment, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund or international lenders, the political constraints to which the debtor may be subject and other political, social and other local, regional and global considerations. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by the Trust. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Trust may have limited or no legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. There can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/ or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the debtor, which may impair the debtor’s ability to service its debts on a timely basis. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Trust.

As a holder of sovereign debt, the Trust may be requested to participate in the restructuring of such sovereign indebtedness, including the rescheduling of payments and the extension of further loans to debtors, which may adversely affect the Trust. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Sovereign debt risk is greater for issuers in emerging markets than issuers in developed countries and certain emerging market countries have at times declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have at times experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 153

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

The Trust may also invest in securities or other obligations issued or backed by supranational organizations, which are international organizations that are designated or supported by government entities or banking institutions typically to promote economic reconstruction or development. These obligations are subject to the risk that the government(s) on whose support the organization depends may be unable or unwilling to provide the necessary support. With respect to both sovereign and supranational obligations, the Trust may have little recourse against the foreign government or supranational organization that issues or backs the obligation in the event of default. These obligations may be denominated in foreign currencies and the prices of these obligations may be more volatile than corporate debt obligations.

Strategic Transactions Risk

The Trust may engage in various portfolio strategies, including derivatives transactions involving interest rate and foreign currency transactions, swaps, options and futures, for hedging and risk management purposes and to enhance total return. The use of Strategic Transactions to enhance total return may be particularly speculative. Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the risks generally associated with derivatives, including the illiquidity of the derivative instruments. Furthermore, the Trust’s ability to successfully use Strategic Transactions depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes. The Trust will only purchase or sell futures contracts or related options in compliance with the rules of the CFTC. Transactions in financial futures and options on futures involve certain costs. There can be no assurance that the Trust’s use of futures contracts will be advantageous. Financial covenants related to future Trust borrowings may limit use of these transactions.

The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. In addition, the CFTC has position limits rules that establish position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such contracts, and any OTC transactions that are economically equivalent.

Synthetic Investments Risk

The Trust may be exposed to certain additional risks to the extent the Adviser uses derivatives as a means to synthetically implement the Trust’s investment strategies. If the Trust enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Trust may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Trust will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact

154 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

the Trust’s performance in a material adverse manner. Furthermore, certain derivative instruments contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. Such events may include a decline in the value of the Trust and material violations of the terms of the contract or the portfolio guidelines as well as other events negotiated between the parties. If a termination were to occur, the Trust’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

In the event the Trust seeks to obtain investment exposure to Investment Funds (including private investment funds) through the use of such synthetic derivative instruments, the Trust will not acquire any voting interests or other shareholder rights that would be acquired with a direct investment in the underlying Investment Fund. Accordingly, the Trust will not participate in matters submitted to a vote of the shareholders. In addition, the Trust may not receive all of the information and reports to shareholders that the Trust would receive with a direct investment in such Investment Fund.

Further, the Trust will pay the counterparty to any such customized derivative instrument structuring fees and ongoing transaction fees, which will reduce the investment performance of the Trust. Finally, certain tax aspects of such customized derivative instruments are uncertain and a Common Shareholder’s return could be adversely affected by an adverse tax ruling.

Counterparty Risk

Counterparty risk is the risk that a counterparty to Trust transactions (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Trust. The Trust will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Trust may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Trust may not receive adequate collateral. Such risk is heightened in market environments where interest rates are changing, notably when rates are rising. Counterparty credit risk also includes the related risk of having concentrated exposure to such counterparty.

The Trust bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties’ other trading partners or borrowers.

Securities Lending Risk

The Trust may lend its portfolio securities to banks or dealers which meet the Trust’s creditworthiness standards. Securities lending is subject to the risk that loaned securities may not be available to the Trust on a timely basis and the Trust may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Trust that occurs during the term of the loan would be borne by the Trust and would adversely affect the Trust’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 155

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

Private Securities Risk.

The Trust may invest directly or indirectly in privately issued Income Securities of both public and private companies. Private Securities have additional risk considerations relative to investments in comparable public investments and are subject to a greater degree of investment risk. Whenever the Trust invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon GPIM’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations, which information cannot be independently verified. The Trust also depends on the expertise, skills and network of business contacts of GPIM to evaluate, negotiate, structure, execute and monitor the Private Securities. Private Securities are often subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities and such securities are often illiquid.

Because there is often no readily available trading market for Private Securities, the Trust will not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell them if they were more widely traded and may be subject to higher transaction costs. Subscriptions to purchase Private Securities are typically subject to restrictions or delays. Private Securities are also more difficult to value. Valuation will require more research, and elements of judgment will play a greater role in the valuation of Private Securities as compared to public securities because there is less reliable objective data available.

Private Securities that are debt can be unrated and of below-investment grade quality, and in that case present many of the same risks as investing in below-investment grade public debt securities. Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

Risks Associated with Private Companies.

Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles and are not required to maintain effective internal controls over financial reporting. As a result, GPIM may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Trust invests. There is risk that the Trust will invest on the basis of incomplete or inaccurate information, which will adversely affect the Trust’s investment performance. Some private companies in which the Trust may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, the management of private companies may depend on one or two key individuals, and the loss of the services of any such individual may adversely affect the performance of the private company.

These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Trust’s investment also may be

156 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.

Investment Funds Risk

As an alternative to holding investments directly, the Trust may also obtain investment exposure to securities in which it may invest directly by investing up to 20% of its Managed Assets in Investment Funds. These investments include open-end funds, closed-end funds, exchange-traded funds and business development companies as well as other pooled investment vehicles. Investment Funds may include those advised by the Adviser, Sub-Adviser and/or their affiliates. Investments in Investment Funds present certain special considerations and risks not present in making direct investments in securities in which the Trust may invest. Investments in Investment Funds subject the Trust to the risks affecting such Investment Funds and involve operating expenses and fees that are in addition to the expenses and fees borne by the Trust. Such expenses and fees attributable to the Trust’s investment in another Investment Fund are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expenses and fees at both levels. Fees and expenses borne by other Investment Funds in which the Trust invests may be similar to the fees and expenses borne by the Trust and can include asset-based management fees and administrative fees payable to such entities’ advisers and managers, as well as other expenses borne by such entities, thus resulting in fees and expenses at both levels. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ Financial Leverage, thereby adding additional expense and increasing volatility and risk (including the Trust’s overall exposure to leverage risk). Fees payable to advisers and managers of Investment Funds may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in Investment Funds frequently expose the Trust to an additional layer of Financial Leverage and, thus, increase the Trust’s exposure to leverage risk and costs. From time to time, the Trust may invest a significant portion of its assets in Investment Funds that employ leverage. The use of leverage by Investment Funds may cause the Investments Funds’ market price of common shares and/or NAV to be more volatile and can magnify the effect of any losses. From time to time, the Trust may invest a significant portion of its assets in Investment Funds that employ leverage.

Investments in Investment Funds expose the Trust to additional management risk. The success of the Trust’s investments in Investment Funds will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Trust to incur losses or to miss profit opportunities. While GPIM will seek to evaluate managers of Investment Funds and where possible independently evaluate the underlying assets, a substantial degree of reliance on such entities’ managers is nevertheless present with such investments.

The Trust may invest in Investment Funds in excess of statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part could affect or otherwise impose certain limits on the investments and operations of the underlying Investment Fund (notably such fund’s ability to invest in other investment companies and private funds, which include certain structured finance vehicles).

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 157

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

It is uncertain what effect the conditions of Rule 12d1-4 will have on the Trust’s investment strategies and operations or those of the Investment Funds in which the Trust may invest.

If the Trust invests in Investment Funds, the Trust’s realized losses on sales of shares of an underlying Investment Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by an underlying Investment Fund will be recognized as ordinary income by the Trust and would not be offset by the Trust’s capital loss carryforwards, if any. Capital loss carryforwards of an underlying Investment Fund, if any, would not offset net capital gain of the Trust or of another underlying Investment Fund.

Market Discount Risk

The net asset value and market price of the Common Shares will fluctuate, sometimes independently, based on market and other factors affecting the Trust and its investments. The market price of the Common Shares will either be above (premium) or below (discount) their net asset value. Although the net asset value of Common Shares is often considered in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of Common Shares will depend upon whether the market price of Common Shares at the time of sale is above or below the investor’s purchase price, taking into account transaction costs for the Common Shares, and is not directly dependent upon the Trust’s net asset value. Market price movements of Common Shares are thus material to investors and may result in losses, even when net asset value has increased.

The Trust cannot predict whether the Common Shares will trade at a premium or discount to NAV and the market price for the Common Shares will change based on a variety of factors. If the Common Shares are trading at a premium to NAV at the time you purchase Common Shares, the net asset value per share of the Common Shares purchased will be less than the purchase price paid. Shares of closed-end management investment companies frequently trade at a discount from their NAV, but in some cases have traded above NAV. The risk of the Common Shares trading at a discount is a risk separate and distinct from the risk of a decline in the Trust’s NAV as a result of the Trust’s investment activities.

Because the market price of the Common Shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for Common Shares, stability of dividends or distributions, trading volume of Common Shares, general market and economic conditions and other factors beyond the Trust’s control, the Trust cannot predict whether the Common Shares will trade at, below or above net asset value, or at, below or above the public offering price for the Common Shares.

The Trust’s net asset value would be reduced following an offering of the Common Shares due to the costs of such offering, to the extent those costs are borne by the Trust. The sale of Common Shares by the Trust (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. The Trust may, from time to time, seek the consent of Common Shareholders to permit the issuance and sale by the Trust of Common Shares at a price below the Trust’s then-current net asset value, subject to certain conditions, and such sales of Common Shares at price below net asset value, if any, may increase downward pressure on the market price for Common Shares. These sales, if any, also might

158 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

make it more difficult for the Trust to sell additional Common Shares at a time and price it deems appropriate.

The Trust is designed for long-term investors and investors in Common Shares should not view the Trust as a vehicle for trading purposes.

Dilution Risk

The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Trust is unable to invest the proceeds of such offering as intended or if investments made with these proceeds perform poorly, the Trust’s per Common Share distribution may decrease, and the Trust may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Trust sells Common Shares at a price below NAV pursuant to the consent of Common Shareholders, shareholders will experience a dilution of the aggregate NAV per Common Share because the sale price will be less than the Trust’s then-current NAV per Common Share. Similarly, were the expenses of the offering to exceed the amount by which the sale price exceeded the Trust’s then-current NAV per Common Share, shareholders would experience a dilution of the aggregate NAV per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering.

Special Purpose Acquisition Companies Risk

The Trust may invest in stock, warrants, rights and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities in a private placement transaction or as part of a public offering. As an alternative to obtaining a public listing through a traditional IPO, SPAC investments carry many of the same risks as investments in IPO securities. These may include, but are not limited to, erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs.

Investments in SPACs also have risks peculiar to the SPAC structure and investment process. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. To the extent a SPAC is invested in cash or similar securities, this may impact the Trust’s ability to meet its investment objective.

SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. Some SPACs pursue acquisitions and mergers only within certain market sectors or regions, which can increase the volatility of their prices. Conversely, other SPACs may invest without such limitations, in which case management may have limited experience or knowledge of the market sector or region in which the transaction is contemplated. Moreover, interests in SPACs may be illiquid and/or be subject to restrictions on resale, which may remain for an extended time, and may only be traded in the over-the-counter market. If there is no market for interests in a SPAC, or only a thinly traded market for interests in a SPAC develops, the Trust may not be able to sell its interest in a SPAC, or may be able to sell its interest only at a price below what the Trust believes is the SPAC interest’s value.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 159

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

Availability and Quality of Data

GPIM faces the general risk regarding the availability and quality of information concerning a particular asset or investment, and employs a variety of policies, practices and methodologies designed to minimize that risk. For example, there is less readily available and reliable information about most bank loans than is the case for many other types of instruments, including listed securities. Another example is the consideration of Environmental, Social, and Governance (“ESG”) criteria where GPIM believes it could have a material impact on an investment’s return or issuer’s financial performance (though, for avoidance of doubt, GPIM does not offer any ESG products). Similar to GPIM’s ability to evaluate traditional factors in making investment decisions, the ability for GPIM to identify and evaluate ESG characteristics and risks, or to engage with an issuer, is limited to the availability and quality of information on an asset or issuer. In some cases, GPIM may decline to consider ESG criteria in an investment decision due to the unavailability of information on an issuer, or the quality of that information. In addition, GPIM often uses data and insights from third-party research to provide additional input in the analysis of ESG-related criteria. Third-party information and data will, from time to time, be incomplete, inaccurate or unavailable. As a result, there is a risk that GPIM could incorrectly assess the ESG criteria or risks associated with a particular asset or issuer. Additionally, GPIM expects from time to time to directly engage with certain corporate credit issuers by requesting improved issuer disclosure relating to ESG factors, as well as discussing potential opportunities to improve various ESG metrics and other related topics. Direct engagement will occur with only a minority of portfolio investments and issuers GPIM considers for investment and will depend on a variety of considerations, including the materiality of ESG criteria to the specific issuer or sector and the size of GPIM client investments in the issuer. There can be no assurance that GPIM’s engagement efforts will be successful or provide benefits to clients.

The application of ESG criteria and risk factors to portfolio investments (if any) could result in one or more assets or issuers being excluded from the Trust, which could have an adverse effect on the performance of the Trust. Additionally, in some circumstances a client mandate or applicable regulations can cause GPIM to restrict specific investments based on particular ESG characteristics. GPIM also reserves the right, in the future, to implement restrictions or prohibitions on investments within certain industries for all or a sub-set of all client accounts which could be based on particular ESG criteria or other relevant factors. As a result of any of the aforementioned circumstances, clients may be limited as to available investments, which could hinder performance when compared to investments with no such restrictions.

Portfolio Turnover Risk

The Trust’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Trust. High portfolio turnover may result in an increased realization of net short-term capital gains by the Trust which, when distributed to Common Shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Recent Market Developments Risk

The value of, or income generated by, the investments held by the Trust are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting

160 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

individual companies or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates , adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, tariffs and trade disruptions, recession, changes in currency rates, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts or credit ratings downgrades, and other similar types of events, each of which may be temporary or last for extended periods.

Periods of market volatility remain, and may continue to occur in the future, in response to various market, political, social, geopolitical, economic and public health events both within and outside of the United States. These conditions have resulted in, and in cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with certain securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Trust, including by making valuation of some of the Trust’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Trust’s holdings. If there is a significant decline in the value of the Trust’s portfolio, this may impact the asset coverage levels for the Trust’s outstanding leverage.

Future debt, economic, political, public health or other unforeseeable situations could also have a detrimental impact on the global economies, the financial condition of financial institutions, operations of businesses and the Trust’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer and other debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Trust’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of various investments, notably dividend- and interest-paying securities. These policies are subject to change at any time based on a variety of factors and developments, with uncertain impacts on financial markets and economic conditions and, thus, the Trust’s investments market volatility, changing interest rates and/or unfavorable economic conditions could impair the Trust’s ability to achieve its investment objective. Economies and markets are experiencing, and have experienced high inflation rates. In response to such inflation, government authorities have implemented significant fiscal and monetary policies such as increasing interest rates and quantitative tightening (reduction of money available in the market), which may adversely impact financial markets and the broader economy, as well as the Trust’s performance, and have unintended adverse consequences.

Moreover, changing economic, political, social, geopolitical, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Trust in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets. As a result, there is an increased risk that geopolitical and other events will disrupt

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 161

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

economies and markets globally. For example, local or regional armed conflicts have led to significant sanctions by the United States, Europe and other countries against certain countries (as well as persons and companies connected with certain countries) and led to indirect adverse regional and global market, economic and other effects. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty, extreme weather and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. In addition, adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affect the Trust’s performance. For example, developments in the banking or financial services sectors (or one or more companies operating in these sectors) could adversely impact a wide range of companies and issuers. These types of adverse developments could negatively affect the Trust’s performance or operations.

Increasing Government and other Public Debt Risk

Government and other public debt, including municipal obligations in which the Trust may invest, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Trust that rely on such payments. Extraordinary governmental and quasigovernmental responses to economic, market, labor and public health conditions designed to support the markets may, at times, significantly increase government and other public debt, which heighten these risks and the long-term consequences of these actions are not known. Unsustainable debt levels can decline the valuation of currencies and can prevent a government from implementing effective counter cyclical fiscal policy during economic downturns or can lead to increases in inflation or generate or contribute to an economic downturn. Fiscal policies, government spending and deficit reduction plans may adversely affect U.S. and global economies and markets.

Legislation and Regulation Risk

At any time after the date hereof, U.S. and non-U.S. governmental agencies and other regulators may implement additional regulations (or amend or change existing regulations) and legislators may pass new laws that affect the investments held by the Trust, the strategies used by the Trust or the level of regulation or taxation applying to the Trust (such as regulations related to investments in derivatives and other transactions). These regulations and laws may impact the investment

162 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

strategies, performance, costs and operations of the Trust, as well as the way investments in, and shareholders of, the Trust are taxed.

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.

The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement. Currently, the Fixed Income Clearing Corporation (“FICC”) is the only CCA for U.S. Treasury securities. FICC currently operates a “Sponsored Program” for clearing of Treasury repo transactions pursuant to which a registered fund may enter into a clearing arrangement with a “sponsoring member” bank or broker-dealer that is a direct participant of FICC as a “sponsored member” of FICC.

Compliance with the clearing mandate for Treasury repo transactions is scheduled to be required as of June 30, 2027. The clearing mandate is expected to result in the Trust being required to clear all or substantially all of its Treasury repo transactions as of the compliance date. There are currently substantial regulatory and operational uncertainties associated with the implementation which may affect the cost, terms and/or availability of cleared repo transactions. The Adviser will monitor developments in the Treasury repo transactions market as the implementation period progresses.

Risk of Failure to Qualify as a RIC

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies (“RICs”), the Trust must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources, meet certain asset diversification tests and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long term capital loss). If for any taxable year the Trust does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Trust’s current and accumulated earnings and profits.

Conflicts of Interest Risk

Guggenheim Partners, LLC (“Guggenheim Partners”) is a global asset management and investment advisory organization. Guggenheim Partners and its affiliates advise clients in various markets and transactions and purchase, sell, hold and recommend a broad array of investments for their own accounts and the accounts of clients and of their personnel and the relationships and products they sponsor, manage and advise. Accordingly, Guggenheim Partners and its affiliates may have direct and indirect interests in a variety of global markets and the securities of issuers in which the Trust may directly or indirectly invest. These interests may cause the Trust to be subject to regulatory

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 163

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

limits, and in certain circumstances, these various activities may prevent the Trust from participating in an investment decision.

An investment in the Trust is subject to a number of actual or potential conflicts of interest. For example, the Adviser and its affiliates are engaged in a variety of business activities that are unrelated to managing the Trust, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Trust. As a result, activities and dealings of Guggenheim Partners and its affiliates may affect the Trust in ways that may disadvantage or restrict the Trust or be deemed to benefit Guggenheim Partners and its affiliates. From time to time, conflicts of interest may arise between a portfolio manager’s management of the investments of the Trust on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Trust or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Trust. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940 and the requirements of the 1940 Act, the Adviser or GPIM may have to allocate a limited investment opportunity among its clients. The other accounts might also have different investment objectives or strategies than the Trust. In addition, the Trust may be limited in its ability to invest in, or hold securities of, any companies that the Adviser or its affiliates (or other accounts managed by the Adviser or its affiliates) control, or companies in which the Adviser or its affiliates have interests or with whom they do business. For example, affiliates of the Adviser may act as underwriter, lead agent or administrative agent for loans or otherwise participate in the market for loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the markets for loans may restrict the Trust’s ability to acquire some loans or affect the timing or price of such acquisitions. To address these conflicts, the Trust and Guggenheim Partners and its affiliates have established various policies and procedures that are reasonably designed to detect and prevent such conflicts and prevent the Trust from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance.

Market Disruption and Geopolitical Risk

The Trust does not know and cannot predict how long the securities markets may be affected by geopolitical events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Trust may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Trust may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Trust may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested and the risks associated with financial, economic, geopolitical, public health, labor and other global market developments and disruptions.

164 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

Cyber Security, Market Disruptions and Operational Risk

Like other funds and other parts of the modern economy, the Trust and its service providers, as well as exchanges and market participants through or with which the Trust trades and exchanges on which its shares trade and other infrastructures, services and parties on which the Trust, the Adviser, the Sub-Adviser or the Trust’s other service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural/environmental disasters (such as earthquakes, wildfires and floods), war, terrorism and governmental or quasi-governmental actions. Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks (such as cyber extortions) by insiders or third parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks, and distributed denial of service attacks, among other means. Cyber incidents and market or other disruptions may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Trust or its service providers, or otherwise impair Trust or service provider operations. For example, a cyber incident may cause operational disruptions and failures impacting information systems or information that a system processes, stores, or transmits, such as by theft, damage or destruction, or corruption or modification of and denial of access to data maintained online or digitally, denial of service on websites rendering the websites unavailable to intended users or not accessible for such users in a timely manner, and the unauthorized release or other exploitation of confidential information. Recent geopolitical tensions may have increased the scale and sophistication of deliberate cyber attacks, particularly from nation-states or entities with nation-state backing.

Geopolitical tensions may, from time to time, increase the scale and sophistication of cyber incidents and other disruptions. A cyber incident or sudden market or other disruption could adversely impact the Trust, its service providers or its shareholders by, among other things, interfering with the processing of transactions or other operational functionality, impacting the Trust’s ability to calculate its NAV or other data, causing the release of private shareholder information (i.e., identity theft or other privacy breaches) or confidential Trust information or otherwise compromising the security and reliability of information, impeding trading, causing reputational damage, and subjecting the Trust or its service providers to regulatory fines, penalties or financial losses, reimbursement or other compensation or remediation costs, litigation expenses and additional compliance and cyber security risk management costs, which may be substantial. The same could affect the exchange on which Trust shares trade. A cyber incident could also adversely affect the ability of the Trust (and its Adviser and/or Sub-Adviser) to invest or manage the Trust’s assets.

Cyber incidents and developments and disruptions to financial, economic, public health, labor and other global market conditions can obstruct the regular functioning of business workforces (including requiring employees to work from external locations or from their homes), cause business slowdowns or temporary suspensions of business activities, each of which can negatively impact Trust service providers and Trust operations. Although the Trust and its service providers, as well as exchanges and market participants through or with which the Trust trades and other

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 165

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

infrastructures on which the Trust or its service providers rely, may have established business continuity plans and systems reasonably designed to protect from and/or defend against the risks or adverse consequences associated with cyber incidents and operational and market disruptions, there are inherent limitations in these plans and systems, including that certain risks may not yet be identified, in large part because different or unknown threats may emerge in the future and the threats continue to rapidly evolve and increase in sophistication. As a result, it is not possible to anticipate and prevent every cyber incident and possible obstruction to the normal activities of these entities’ employees resulting from market disruptions and attempts to mitigate the occurrence or impact of such events may be unsuccessful. For example, public health emergencies and governmental responses to such emergencies, including through quarantine measures and travel restrictions, can create difficulties in carrying out the normal working processes of these entities’ employees, disrupt their operations and hamper their capabilities. The nature, extent, and potential magnitude of the adverse consequences of these events cannot be predicted accurately but may result in significant risks, adverse consequences and costs to the Trust and its shareholders. The use of cloud-based service providers could heighten all of the above risks.

The issuers of securities in which the Trust invests are also subject to the ongoing risks and threats associated with cyber incidents and market disruptions. These incidents could result in adverse consequences for such issuers and may cause the Trust’s investment in such securities to lose value. For example, a cyber incident involving an issuer may include the theft, destruction or misappropriation of financial assets, intellectual property or other sensitive information belonging to the issuer or their customers (i.e., identity theft or other privacy breaches) and a market disruption involving an issuer may include materially reduced consumer demand and output, disrupted supply chains, market closures, travel restrictions and quarantines. As a result, the issuer may experience the types of adverse consequences summarized above, among others (such as loss of revenue), despite having implemented preventative and other measures reasonably designed to protect from and/or defend against the risks or adverse effects associated with cyber incidents and market disruptions.

The Trust and its service providers, as well as exchanges and market participants through or with which the Trust trades and other infrastructures on which the Trust or its service providers rely, are also subject to the risks associated with technological and operational disruptions or failures arising from, for example, processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, errors in algorithms used with respect to the Trust, changes in personnel, and errors caused by third parties or trading counterparties. Although the Trust attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Trust or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service.

Cyber incidents, market disruptions and operational errors or failures or other technological issues may adversely affect the Trust’s ability to calculate its NAV correctly, in a timely manner or process trades or Trust or shareholder transactions may be adversely affected, including over a potentially extended period. The Trust does not control the cyber security, disaster recovery, or other operational defense plans or systems of its service providers, intermediaries, exchanges where its shares trades, companies in which it invests or other third-parties. The value of an investment in Trust shares may be adversely affected by the occurrence of the cyber incidents, market disruptions and operational

166 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

errors or failures or technological issues summarized above or other similar events and the Trust and its shareholders may bear costs tied to these risks. In addition, the use of work-from-home arrangements or the use of contingency plans by the Trust, the Adviser or the Sub-Adviser (or their service providers) could increase all of the above risks, create additional data and information accessibility concerns, and make the Trust, the Adviser or the Sub-Adviser (or their service providers) more susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Trust may be an appealing target for cybersecurity threats such as hackers and malware. There can be no guarantee that any risk management systems established by the Trust, its service providers, or issuers of the securities in which the Trust invests to reduce technology and cyber security risks will succeed, and the Trust cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Trust.

In addition, to the extent that GPIM utilizes a sleeve structure and sub-accounts of the Trust in managing the Trust, the Trust would be more susceptible to operational risks, including (but not limited to) settlement, administrative and accounting errors in monitoring the sub-accounts and processing trades and other transactions within and between sub-accounts.

ANTI-TAKEOVER PROVISIONS

The Trust’s Declaration of Trust and the Trust’s Bylaws, each as may be amended and/or restated from time to time, include provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.

In addition, investors should note that the Trust reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Trust’s Board of Trustees as required by law and the Trust’s governing documents.

EFFECTS OF LEVERAGE

Assuming that the Trust’s total Financial Leverage represented approximately 26.7% of the Trust’s Managed Assets (based on the Trust’s outstanding Financial Leverage of $146,127,516) and interest costs to the Trust at a combined average annual rate of 4.95% (based on the Trust’s average annual leverage costs for the fiscal year ended May 31, 2025) with respect to such Financial Leverage, then the incremental income generated by the Trust’s portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed approximately 1.32% to cover such interest specifically related to the debt. These numbers are merely estimates used for illustration. Actual interest rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished pursuant to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Trust’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Trust’s investment

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 167

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

portfolio returns will be. The table further reflects the issuance of Financial Leverage representing approximately 26.7% of the Trust’s Managed Assets and interest costs to the Trust at a combined average annual rate of 4.95% with respect to such Financial Leverage. The table does not reflect any offering costs of Common Shares or Borrowings.

Assumed portfolio total return (net of expenses)	(10.00%)	(5.00%)	0.00%	5.00%	10.00%
Common Share total return	(15.46%)	(8.63%)	(1.81%)	5.02%	11.84%

Common Share total return is composed of two elements—the Common Share dividends paid by the Trust (the amount of which is largely determined by the Trust’s net investment income after paying the carrying cost of Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Trust owns. As required by SEC rules, the table assumes that the Trust is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Trust must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Trust’s portfolio and not the performance of the Common Shares, the value of which will be determined by market and other factors.

During the time in which the Trust is utilizing Financial Leverage, the amount of the fees paid to the Adviser by the Trust (and by the Adviser to GPIM) for investment advisory services will be higher than if the Trust did not utilize Financial Leverage because the fees paid will be calculated based on the Trust’s Managed Assets which may create a conflict of interest between the Adviser and GPIM and the Common Shareholders. Because the Financial Leverage costs will be borne by the Trust at a specified rate, only the Common Shareholders will bear the cost of the Trust’s fees and expenses. The Trust generally will not use Financial Leverage if the Adviser and GPIM anticipate that such use would result in a lower return to Common Shareholders for any significant amount of time.

INTEREST RATE TRANSACTIONS

In connection with the Trust’s duration management strategy and use of Financial Leverage, the Trust may enter into interest rate swap or cap transactions. Interest rate swaps involve the Trust’s agreement with the swap counterparty to pay or receive a fixed-rate payment in exchange for a variable-rate payment. An interest rate cap transaction would require the Trust to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount.

In connection with the Trust’s duration management strategy, the Trust may use interest rate swaps to reduce the overall duration of the portfolio. In connection with the Trust’s use of leverage, the Trust may use interest rate swaps or caps to seek to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of Financial Leverage. For example, the Trust may agree to pay to the swap counterparty a fixed-rate payment in exchange for the counterparty’s paying the Trust a variable-rate payment that is intended to approximate all or a portion of the Trust’s variable-rate payment obligation on the Trust’s Financial Leverage.

The Trust will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Trust’s receiving or paying, as the case may be, only the net amount of the two payments.

168 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Trust’s use of interest rate instruments could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the net amount receivable by the Trust under the interest rate swap or cap could decline and could thus result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Trust’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Trust must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Trust receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Shares by limiting the Trust’s maximum leverage expense.

Buying interest rate caps could also decrease the net earnings of the Common Shares if the premium paid by the Trust to the counterparty exceeds the additional cost of the Financial Leverage that the Trust would have been required to pay had it not entered into the cap agreement. Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Trust is contractually obligated to make. The Trust will be subject to credit risk with respect to the counterparties to interest rate transactions entered into by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Trust may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances. Depending on whether the Trust would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default by a counterparty could negatively impact the performance of the Common Shares.

Although this will not guarantee that the counterparty does not default, the Trust will not enter into an interest rate swap or cap transaction with any counterparty that GPIM believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, GPIM will regularly monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to seek to proactively protect the Trust’s investments.

At the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares. The Trust may choose or be required to prepay Indebtedness. Such a prepayment would likely result in the Trust’s seeking to terminate early all or a portion of any swap or cap transaction entered into in connection with the Trust’s use of Financial Leverage. Such early termination of a swap could result in a termination payment by or to the Trust. An early termination of a cap could result in a termination payment to the Trust. There may also be penalties associated with early termination.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 169

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Trust operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Trust voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Trust’s voting securities present at a meeting, if the holders of more than 50% of the Trust’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Trust’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Trust shall not:

1.	Issue senior securities nor borrow money, except the Trust may issue senior securities or borrow money to the extent permitted by applicable law.
2.	Act as underwriter of another issuer’s securities, except to the extent that the Trust may be deemed to be an underwriter within the meaning of the Securities Act, in connection with the purchase and sale of portfolio securities.
3.	Invest in any security if, as a result, 25% or more of the value of the Trust’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of related industries, except that this policy shall not apply to (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities or (ii) securities issued by state and municipal governments or their political subdivisions (other than those municipal securities backed only by the assets and revenues of non-governmental users with respect to which the Trust will not invest 25% or more of the value of the Trust’s total assets in securities backed by the same source of revenue).
4.	Purchase or sell real estate except that the Trust may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Trust as a result of the ownership of securities and (f) as otherwise permitted by applicable law.
5.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Trust from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.
6.	Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Trust may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33 1/3% of the Trust’s total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

170 l GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING
THE TRUST (Unaudited) continued	May 31, 2025

7.	With respect to 75% of the value of the Trust’s total assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities), if as a result more than 5% of the Trust’s total assets would then be invested in securities of a single issuer or if as a result the Trust would hold more than 10% of the outstanding voting securities of any single issuer.

In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees (the “Board”):

(a)	In addition to the issuer diversification limits set forth in investment restriction (7) above, under normal market conditions, the Trust will not purchase any securities (other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities), if as a result more than 15% of the Trust’s total assets would then be invested in securities of a single issuer; provided, however, that such limitation shall not apply during the period prior to the full investment of the proceeds of any offering completed by the Trust.

For purposes of applying the limitation set forth in subparagraph (3) above to securities that have a security interest or other collateral claim on specified underlying collateral (including asset-backed securities and collateralized debt and loan obligations) the Trust will determine the industry classifications of such investments based on the Adviser’s evaluation of the risks associated with the collateral underlying such investments. For purposes of applying the limitation set forth in subparagraph (3) above, such policy not to concentrate applies to the industry of non-governmental issuers (i.e. securities not issued by state and municipal governments or their political subdivisions).

For the purpose of applying the limitation set forth in subparagraphs (7) and (a) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a nongovernmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Trust’s assets that may be invested in municipal securities insured by any given insurer.

GBAB l GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST ANNUAL REPORT l 171

This Page Intentionally Left Blank

This Page Intentionally Left Blank

TRUST INFORMATION	May 31, 2025

Board of Trustees
Randall C. Barnes
Angela Brock-Kyle
Amy J. Lee*
Thomas F. Lydon, Jr.
Ronald A. Nyberg
Sandra G. Sponem
Ronald E. Toupin, Jr.,
Chairman

* Trustee is an “interested person” (as
defined in Section 2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the Trust because of
her affiliation with Guggenheim Investments.

Principal Executive Officers
Brian E. Binder
President and Chief Executive Officer

Elisabeth Miller
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

James M. Howley
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Dechert LLP
Washington, D.C.

Independent Registered Public Accounting
Firm
Ernst & Young LLP
Tysons, VA

TRUST INFORMATION continued	May 31, 2025

Privacy Principles of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust for Shareholders

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Trust’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is provided to shareholders of Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.

Paper copies of the Trust’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Trust, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form may apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

The Trust’s Statement of Additional Information includes additional information about directors of the Trust and is available, without charge, upon request, by calling the Trust at (888) 991-0091.

A description of the Trust’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Trust at (888) 991-0091 and on the SEC's website at www.sec.gov.

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Trust’s website at guggenheiminvestments.com/gbab or by accessing the Trust’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to August 31, 2019, on Form N-Q. The Trust’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gbab.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Trust from time to time may purchase shares of its common stock in the open market or in private transactions.

ABOUT THE TRUST MANAGERS

GUGGENHEIM FUNDS INVESTMENT ADVISORS, LLC

Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), which includes Guggenheim Funds Investment Advisors, LLC (“GFIA”) the investment adviser to the referenced fund. Collectively Guggenheim Investments has a long, distinguished history of serving institutional investors, ultra-high-net-worth individuals, family offices and financial intermediaries. Guggenheim Investments offers clients a wide range of differentiated capabilities built on a proven commitment to investment excellence.

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indices with both lower volatility and lower correlation of returns over time as compared to such benchmark indices.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for identifying investment opportunities in particular securities within these sectors, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/25)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GBAB-AR-0525

Item 2. Code of Ethics.

(a)       The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)       No information need be disclosed pursuant to this paragraph.

(c)        The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)       The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)       Not applicable.

(f)	(1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

(2) Not applicable.

(3) Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the registrant (except in her capacity as a Board or committee member).

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate Audit Fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $85,700 and $73,495 for the fiscal years ended May 31, 2025 and May 31, 2024, respectively.

(b) Audit-Related Fees: the aggregate Audit-Related Fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item 4, were $3,950 and $28,950 for the fiscal years ended May 31, 2025 and May 31, 2024 respectively.

(c) Tax Fees: the aggregate Tax Fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $12,515 and $20,747 for the fiscal years ended May 31, 2025 and May 31, 2024, respectively. These services consisted of [(i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

(d) All Other Fees: the aggregate All Other Fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0 for the fiscal years ended May 31, 2025 and May 31, 2024, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s pre-approval policy requires the Audit Committee to pre-approve any engagement of the registrant’s independent auditors to provide any services, other than “prohibited non-audit services,” to the registrant, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X). The independent auditors or the Chief Accounting Officer of the registrant (or an officer of the registrant who reports to the Chief Accounting Officer) report to the Audit Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee). The report includes a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee. The Audit Committee is also required to pre-approve any engagement of the registrant’s independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the registrant’s investment adviser (or any “control affiliate” of the investment adviser providing ongoing services to the registrant), if the engagement relates directly to the operations or financial reporting of the registrant (unless an exception is available under Rule 2-01 of Regulation S-X).

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $16,465 and $49,697 for the fiscal years ended May 31, 2025 and May 31, 2024, respectively.

(h) Not applicable as the registrant’s accountant did not render any non-audit services to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(i) Not applicable

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the registrant is composed of: Randall C. Barnes; Angela Brock-Kyle; Thomas F. Lydon, Jr.; Ronald A. Nyberg; Sandra G. Sponem; and Ronald E. Toupin, Jr.

(b) Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of Item 1.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to this registrant.
(b)	Not applicable to this registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to this registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to this registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”). GPIM’s proxy voting policies and procedures are included as Exhibit (c) hereto.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Guggenheim Funds Investment Advisors, LLC acts as the registrant’s investment adviser and is responsible for the management of the registrant. Guggenheim Partners Investment Management, LLC (“GPIM”) is responsible for the management of the registrant’s portfolio of securities. The following section provides information on the portfolio managers at GPIM:

(a)(1) Portfolio Managers

The following individuals at GPIM share primary responsibility for the day-to-day management of the registrant’s portfolio (information provided as of May 31, 2025):

Name	Since	Professional Experience During the Last Five Years

Anne Walsh, CFA, – Managing Partner and CIO	2021	Guggenheim Partners Investment Management, LLC: Senior Managing Director and Assistant Chief Investment Officer – 2007–2021; Managing Partner and CIO – 2021-Present
Allen Li - Managing Director	2021	Guggenheim Partners Investment Management, LLC: Managing Director – 2014-Present; Director – 2012-2014.
Steven Brown, CFA – Senior Managing Director and CIO, Fixed Income	2021	Guggenheim Partners Investment Management, LLC: Senior Managing Director – 2019-Present; Managing Director – 2016 to 2019; Director – 2014-2016; Vice President – 2013-2014; Senior Associate – 2012-2013.

Adam Bloch – Managing Director	2021	Guggenheim Partners Investment Management, LLC: Managing Director – 2019-Present; Director – 2015-2019; Vice President – 2014-2015; Senior Associate – 2013-2014; Associate – 2012-2013. Bank of America Merrill Lynch: Associate – 2011-2012.

Evan Serdensky – Managing Director	2023	Guggenheim Partners Investment Management, LLC: Managing Director 2023-Present; Director 2018-2023.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the GPIM portfolio managers as of May 31, 2025:

Anne Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	23	$49,387,087,246	0	$0
Other pooled investment vehicles	11	$3,089,562,183	3	$1,709,313,462
Other accounts	69	$130,551,683,092	1	$115,959,692

Allen Li:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$580,581,175	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Steven Brown:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	23	$49,387,087,246	0	$0
Other pooled investment vehicles	10	$3,077,921,672	3	$1,709,313,462
Other accounts	46	$25,377,194,258	1	$115,959,692

Adam Bloch:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	19	$48,332,751,425	0	$0
Other pooled investment vehicles	10	$3,077,921,672	3	$1,709,313,462
Other accounts	46	$25,377,194,258	1	$115,959,692

Evan Serdensky:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	19	$48,332,751,425	0	$0
Other pooled investment vehicles	3	$1,544,075,813	1	$206,187,622
Other accounts	38	$24,283,301,424	1	$115,959,692

(a)(2)(iv) Potential Conflicts of Interest

Certain portfolio managers employed by GPIM or its affiliates manage, and may in the future manage, multiple accounts, including separately managed accounts, managed account program accounts, private funds, and registered funds, according to the same or similar investment strategies and have made and sold, and may in the future seek to make or sell, investments in the same securities, instruments, sectors or strategies. The manner in which GPIM executes a strategy for one client may differ from how that same or similar strategy is executed for another client due, for example, to investment restrictions imposed by a client or to the use of affiliated no-fee registered investment companies rather than individual securities. In such cases, the performance of a strategy executed on behalf of one client may differ from the performance of the same or a similar strategy that is executed for another client.

Further, this side-by-side management of multiple accounts creates conflicts, particularly in circumstances where the availability or liquidity of investment opportunities is limited. Some investments (such as commercial mortgage loans, products structured for insurance company investment requirements, private equity, hedge funds, venture capital and/or other equity interests) have been, and will in the future be, offered to some but not all clients when appropriately within client investment guidelines, including unaffiliated and affiliated insurance companies.

GPIM faces conflicts of interest because GPIM has an incentive to favor particular accounts over others that are less lucrative in the allocation of investments (e.g., because such accounts have the same or similar investment strategies or otherwise compete for investment opportunities, have potentially conflicting investment strategies or investments, or have differing ability to engage in short sales and economically similar transactions). These conflicts arise when, for example, GPIM allocates investment opportunities that GPIM believes could more likely result in favorable performance, engages in cross trades or executes conflicting or competing investments.

In addition, in certain situations, GPIM’s actions for one client account will affect other client accounts, and GPIM’s actions for one or more client accounts will affect, or be affected by, actions of GPIM affiliates or related persons who hold interests in a particular portfolio company, either directly or through a GPIM managed account.

To address these conflicts, GPIM’s policies and procedures require that investment decisions for client accounts advised by GPIM or its affiliates will be made independently from those of other client accounts and are made with specific reference to the individual needs and objectives of each client account, without consideration of GPIM’s or its employees’ or affiliates’ pecuniary or investment interests. In particular, under GPIM’s policies and procedures investment opportunities will be allocated in a manner that GPIM believes is consistent with its obligations as an investment adviser. Investment groups within GPIM are subject to these and/or other similar policies and procedures that are consistent with GPIM’s obligations as an investment adviser and that address circumstances that are unique to their businesses. Accordingly, particular client accounts have received, and will in the future receive, an allocation in a given transaction when other client accounts do not. Where such differences in allocation occur, account investments and performance will differ from client to client.

GPIM advises clients with similar investment strategies. GPIM has implemented policies and procedures that govern the allocation of investment opportunities among clients in a fair and equitable manner, taking into account the needs and investment objectives of the clients as well as prevailing market conditions. In such circumstances, if an investment opportunity would be appropriate for more than one client, GPIM will be required to choose among those clients in allocating the opportunity, or to allocate less of the opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients. In addition, GPIM often determines that an investment opportunity is appropriate for a particular account, but not for another. There can be no assurance that a particular investment opportunity will be allocated in any particular manner.

In order to minimize execution costs for clients, trades in the same security transacted on behalf of more than one client of GPIM may be aggregated (i.e., blocked or bunched), subject to the aggregation being in the best interests of the participating clients and the firm’s obligation to seek best execution. In particular, GPIM expects that trades will be aggregated between GPIM clients, unless GPIM believes that doing so would conflict or otherwise be inconsistent with its duty to seek best execution for its clients and/or the terms of the respective investment advisory contracts and other agreements and understandings relating to the clients for which trades are being aggregated. When GPIM believes that it can effectively obtain best execution for its clients by aggregating trades, it will do so for all clients participating in the trade for which aggregated trades are consistent with the respective investment advisory contracts, investment guidelines, and other agreements and understandings relating to the clients.

In the event trades are aggregated, GPIM will seek to: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; and (iii) ensure that clients who participate in an aggregated order will participate at the same price, net of transaction costs.

When a trade is to be executed for a single GPIM client and the trade is not in the best interests of other GPIM clients at the time of the transaction, then the trade will be executed only for that client. Other instances in which client orders will not be aggregated between GPIM clients include, but are not limited to, the following: (i) traders and/or portfolio managers determine that the aggregation is not appropriate due to market conditions; (ii) portfolio managers effect the transactions through an approved client-requested directed-brokerage arrangement (i.e., the same security/investment with different brokers), making aggregation unfeasible; or (iii) a client directs a purchase or sale transaction not in the best interests of other clients at the time of the transaction.

In selecting a counterparty/broker-dealer to execute trades on behalf of clients, GPIM seeks to obtain “best execution” for client transactions (i.e., the most favorable price and execution). In seeking best execution, GPIM is not obligated to choose the counterparty offering the lowest available commission rate if, in GPIM’s reasonable judgment, (i) there is material risk that the overall cost to purchase securities will be higher or the proceeds from the sale of securities will be lower; (ii) to the extent GPIM participates in soft dollar arrangements, a higher commission is justified by the trading or research services provided by the counterparty that fall within the safe harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended, or (iii) other considerations, such as the order size, the time required for execution, the depth and breadth of the market for the security, minimum credit quality considerations to transact business with a particular counterparty, or the quality of the counterparty’s operations dictate utilizing a different counterparty.

GPIM seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the best interest of all clients involved. Appropriate resolution will depend on the nature of the transaction and the conflict of interest, but may include, without limitation, (a) general disclosure in GPIM’s Form ADV, or in IMAs or in governing fund documents for the relevant clients, or in specific client notifications, or (b) specific client consent for the applicable transaction both as required by applicable law and regulation, or as required by client investment guidelines, IMAs or governing fund documents, or where otherwise determined necessary or appropriate. GPIM compliance personnel have been designated to review transactions in which conflicts of interest may exist, to ensure compliance with applicable GPIM policies and legal or regulatory requirements.

GPIM and the registrant have each adopted certain compliance procedures which are designed to address these and other types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates portfolio managers for their management of a fund’s portfolio. Compensation is evaluated 1) quantitatively based on contribution to investment performance and portfolio risk control and 2) qualitatively based on factors such as teamwork and client service efforts. The portfolio managers’ incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments, including through deferred compensation programs. Some portfolio managers earn compensation that varies based on the performance of certain accounts or investments. All employees of GPIM are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year. GPIM’s deferred compensation programs include equity that vests over a period of years, including equity in the form of shares of certain fund(s) managed by the particular portfolio manager. The value of the fund shares under the deferred compensation program is awarded annually and each award vests over a period of years (generally 4 years).

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of May 31, 2025:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Anne Walsh	$100,001-$500,000
Steve Brown	None
Allen Li	None
Adam Bloch	None
Evan Serdensky	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The registrant has not participated in securities lending activities during the period covered by this report.

(b) Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable

Item 19. Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)       Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

(d)       Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: August 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: August 4, 2025

By: /s/ James Howley

Name: James Howley

Title: Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: August 4, 2025